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VISION GROUP OF FUNDS

Annual Report to Shareholders

April 30, 2001

  [for Where you want to be]

Contents

President’s Message	1

Investment Reviews	4

Portfolio of Investments	22

Statements of Assets and Liabilities	60

Statements of Operations	68

Statements of Changes in Net Assets	74

Financial Highlights	80

Notes to Financial Statements	92

Report of Ernst & Young LLP, Independent Auditors	110

Trustees & Officers	111
President’s Message

Dear Investor:

I am pleased to present the Annual Report of the VISION Group of Funds for the 12-month period from May 1, 2000 through April 30, 2001. This report begins with a discussion by each equity or income fund’s management about the economy, the market, and fund strategies over the reporting period. Next, you’ll find a complete list of portfolio holdings and financial statements for each fund.

This report includes several additions to the VISION Group of Funds that occurred when the Governor Funds reorganized with the VISION Group of Funds on January 8, 2001. Please note that, for these new VISION funds, the performance data in this report begins on July 1, 2000—which is the beginning of the fiscal year for the former Governor Funds—and is calculated through April 30, 2001. In future reports, performance will be calculated for the entire, expanded VISION Group of Funds family for the full 12-month fiscal year period of May 1 through April 30.

The 12-month reporting period was a difficult one for growth stocks, while bonds recorded positive returns as a decline in interest rates caused a broad increase in bond prices. For more in-depth information on the year’s investment climate, I urge you to read the portfolio managers’ investment reviews.

Fund-by-fund performance highlights are as follows:

VISION EQUITY FUNDS

VISION International Equity Fund
The new VISION International Equity Fund pursues long-term capital appreciation by investing in international stocks issued by established companies in developed markets.* Over the initial reporting period from July 1, 2000 through April 30, 2001, the fund’s Class A Shares produced a total return of (11.41)%, or (16.29)% adjusted for the fund’s sales charge. The total return reflects a capital gain distribution of $0.71 per share. Class B Shares, which began operation on January 10, 2001, produced a total return of (5.85)%, or (10.56)% adjusted for the fund’s contingent deferred sales charge.**† At the end of the reporting period, the fund’s net assets totaled $34.9 million.

VISION Small Cap Stock Fund
This new VISION fund pursues growth of capital by investing in stocks issued by small cap companies.†† Over the initial reporting period from July 1, 2000 through April 30, 2001, the fund’s Class A Shares produced a total return of (6.57)%, or (11.69)% adjusted for the fund’s sales charge. The total return reflects a capital gain distribution of $1.14 per share. Class B Shares, which began operation on January 10, 2001, produced a total return of 2.67%, or (2.33)% adjusted for the fund’s contingent deferred sales charge, through a slight increase in net asset value.*† At the end of the reporting period, the fund’s net assets totaled $113.5 million.

VISION Mid Cap Stock Fund
The fund’s portfolio pursues its objective of total return by investing in high-quality mid-cap stocks selected through a systematic process that focuses on value, or “cheapness,” and improving fundamental strength. During the reporting period, the fund’s Class A Shares produced a total return of 6.51%, or 0.67% adjusted for the fund’s sales charge, through a $1.97 capital gain distribution per share. Class B Shares produced a total return of 5.69%, or 1.05% adjusted for the contingent deferred sales charge, through a $1.97 capital gain distribution per share.* At the end of the reporting period, the fund’s net assets totaled $120.8 million.

VISION Large Cap Growth Fund
This fund pursues capital appreciation by investing in large, established blue-chip growth companies. In a difficult period for large cap growth stocks, the fund’s Class A Shares produced a total return of (14.87)%, or (19.52)% adjusted for the fund’s sales charge, through a $1.50 decrease in net asset value. Class B Shares produced a total return of (15.66)%, or (19.88)% adjusted for the fund’s contingent deferred sales charge, through a $1.58 decrease in net asset value.* At the end of the reporting period, the fund’s net assets totaled $12.6 million.

*	International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

†
This VISION Fund is the successor to a corresponding Governor Fund pursuant to a reorganization that took place on January 8, 2001. Prior to that date, the VISION Fund had no investment operations. Accordingly, the performance information provided for the period prior to January 8, 2001, is historical information for the corresponding Governor Fund.

††	Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

VISION Large Cap Core Fund
This new addition to the VISION Group of Funds pursues long-term capital appreciation and provides an “all around” approach to stocks by investing in large, established blue-chip companies. Over the initial reporting period from July 1, 2000 through April 30, 2001, which was a difficult period for large cap growth stocks, the fund’s Class A Shares produced a total return of (15.87)%, or (20.52)% adjusted for the fund’s sales charge, through a decrease in net asset value. Class B Shares, which began operation on January 18, 2001, produced a total return of (11.37)%, or (15.80)% adjusted for the fund’s contingent deferred sales charge, through a decrease in net asset value.*† At the end of the reporting period, the fund’s net assets totaled $201.7 million.

VISION Large Cap Value Fund
This fund offers a way to navigate toward income and capital appreciation from stocks believed to be undervalued. In a volatile stock market environment that favored value stocks, the fund’s Class A Shares produced a positive total return of 12.36%, or 6.17% adjusted for the fund’s sales charge. Contributing to the total return were a net asset value increase from $11.14 to $11.96 and income dividends totaling $0.09 per share. The fund’s Class A Shares also paid a capital gain distribution totaling $0.42 per share. Class B Shares produced a total return of 11.11%, or 6.11% adjusted for the contingent deferred sales charge, through a $0.77 increase in net asset value, and income dividends totaling $0.01 per share. Class B Shares also paid a capital gain distribution totaling $0.42 per share.* The fund’s net assets totaled $38.1 million at the end of the reporting period.

VISION MANAGED ALLOCATION FUNDS

VISION Managed Allocation Fund—Aggressive Growth
This new VISION Fund pursues capital appreciation by investing in a strategic combination of VISION Funds with an emphasis on those investing in stocks. Over the initial reporting period from July 1, 2000 through April 30, 2001, the fund’s Class A Shares produced a total return of (7.35)%, or (11.94)% adjusted for the fund’s sales charge. The fund paid dividend income of $0.07 per share and a capital gain totaling $0.34 per share.*† The fund’s net assets totaled $1.6 million at the end of the reporting period.

VISION Managed Allocation Fund—Moderate Growth
This new VISION Fund pursues capital appreciation and, secondarily, income by investing in a strategic combination of VISION stock, bond, and money market funds. Over the initial reporting period from July 1, 2000 through April 30, 2001, the fund’s Class A Shares produced a total return of (3.18)%, or (7.52)% adjusted for the fund’s sales charge. The fund paid dividend income of $0.14 per share and a capital gain distribution totaling $0.49 per share.*† The fund’s net assets totaled $1.9 million at the end of the reporting period.

VISION Managed Allocation Fund—Conservative Growth
This new VISION Fund pursues capital appreciation and income by investing in a strategic combination of VISION Funds with an emphasis on those investing in bonds. Over the initial reporting period from July 1, 2000 through April 30, 2001, the fund’s Class A Shares produced a total return of 0.94%, or (3.07)% adjusted for the fund’s sales charge, through dividend income of $0.20 per share and a capital gain totaling $0.39 per share.*† The fund’s net assets totaled $448.0 thousand at the end of the reporting period.

VISION FIXED INCOME FUNDS

VISION New York Municipal Income Fund
The fund’s portfolio of high-quality, New York municipal bonds paid tax-free income distributions totaling $0.45 per share for Class A Shares.** In a positive interest rate environment for bond prices, the fund’s net asset value increased by $0.52. As a result, the fund’s Class A Shares achieved a total return of 10.11%, or 5.13% adjusted for the fund’s sales charge.* By the end of the reporting period, tax-sensitive New York residents had invested a total of $74.9 million in the fund.

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**	Income may be subject to the federal alternative minimum tax and some state and local taxes.
†
This VISION Fund is the successor to a corresponding Governor Fund pursuant to a reorganization that took place on January 8, 2001. Prior to that date, the VISION Fund had no investment operations. Accordingly, the performance information provided for the period prior to January 8, 2001, is historical information for the corresponding Governor Fund.

VISION Pennsylvania Municipal Income Fund
This new VISION fund pursues income exempt from both federal and Pennsylvania state income taxes through a portfolio of high-quality, Pennsylvania municipal bonds. Over the initial reporting period from July 1, 2000 through April 30, 2001, the fund’s Class A Shares paid tax-free income distributions totaling $0.37 per share.** In a positive interest rate environment for bond prices, the net asset value increased by $0.26. As a result, the fund achieved a total return of 6.53%, or 1.74% adjusted for the fund’s sales charge.*† By the end of the reporting period, tax-sensitive Pennsylvania residents had invested a total of $86.3 million in the fund.

VISION Intermediate Term Bond Fund
This new VISION fund pursues current income, with long-term growth of capital as a secondary objective, by investing in a broad range of intermediate-term, U.S. government and investment grade corporate bonds. Over the initial reporting period from July 1, 2000 through April 30, 2001, Class A Shares paid dividends totaling $0.49 per share, while the fund’s net asset value rose by $0.28 as declining interest rates caused an increase in bond prices. As a result, the fund produced a total return of 8.58%, or 3.72% adjusted for the fund’s sales charge.*† At the end of the reporting period, the fund’s net assets totaled $217.0 million.

VISION U.S. Government Securities Fund
The fund’s portfolio of U.S. government securities paid dividends totaling $0.58 per share, while the fund’s net asset value rose by $0.42 as declining interest rates caused an increase in bond prices. As a result, the fund produced a total return of 11.43%, or 6.36% adjusted for the fund’s sales charge.* At the end of the reporting period, the fund’s net assets totaled $89.0 million.

VISION MONEY MARKET FUNDS††

VISION New York Tax-Free Money Market Fund, a portfolio of New York municipal money market securities, paid double-tax-free dividends (triple-tax-free dividends to New York City residents) totaling $0.03 per share.** The fund’s net assets totaled $158.4 million at the end of the reporting period.

VISION Money Market Fund, a diversified portfolio of corporate and U.S. government money market securities, paid dividends totaling $0.06 per share to Class A Shares investors and $0.05 per share to Class S Shares investors. The fund’s net assets totaled $1.7 billion at the end of the reporting period.

VISION Treasury Money Market Fund, which invests exclusively in U.S. Treasury securities, paid dividends totaling $0.05 per share to Class A Shares investors and $0.05 per share to Class S Shares investors. The fund’s net assets totaled $811.4 million at the end of the reporting period.

As always, thank you for choosing one or more of the VISION Funds to pursue your financial goals. We’ll continue to keep you up-to-date on your progress as you participate in key financial markets through this expanded mutual fund family.

Sincerely,
/s/ Carl W. Jordan
Carl W. Jordan
President
June 15, 2001

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**	Income may be subject to the federal alternative minimum tax and some state and local taxes.
†
This VISION Fund is the successor to a corresponding Governor Fund pursuant to a reorganization that took place on January 8, 2001. Prior to that date, the VISION Fund had no investment operations. Accordingly, the performance information provided for the period prior to January 8, 2001, is historical information for the corresponding Governor Fund.

††
An investment in the funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

VISION
International Equity Fund

International Market Overview

World economies have begun to feel the ripple effects from a sharply slowing growth rate within the United States economy. 1 While some economists are forecasting negative global implications, it is anticipated future growth momentum will remain positive for European and Asian economies and relatively flat for the United States near term.

Japan remains in the doldrums with new concerns arising about real estate values within the major banks. Political action has not turned the economy around and with a new election anticipated, any momentum would be expected to wane until future plans for economic recovery are announced. As anticipated, the Japanese yen has weakened assisting the earnings on foreign trade. While weakness in the yen is beneficial short term, the decline should be fairly controlled.

As long as the United States does not fall into a recession, European, Asian, and developing nations’ economies should hold their own, albeit at lower growth rates. Central banks have nudged short-term interest rates down in order to stimulate the respective economies, offsetting some of the weaker U.S. demand.

The Vision International Equity Fund was well positioned to benefit from the economic environment mentioned above. The fund’s Class A Shares outperformed its benchmark, the Morgan Stanley Capital International—Europe, Australasia and Far East Index (“MSCI -EAFE”) 2 by 874 basis points—(7.53)%, or (12.61)% adjusted for the fund’s sales charge, versus (16.31)%—for the twelve months ending April 30, 2001. 3 The key drivers to the outperformance were industry and currency strategies. Being underweight in technology, media and telecommunications and overweight in the

1	International investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.
2
The MSCI-EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

3
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The graph below illustrates the hypothetical investment of $10,000* in the VISION International Equity Fund, Class A Shares (the “Fund”) from February 9, 1999 (start of performance) to April 30, 2001, compared to the Morgan Stanley Capital International — Europe, Australasia and Far East Index (“MSCI-EAFE”).†

Total Return For The Period Ended April 30, 2001**

Cumulative Total Return	Average Annual Total Return
6/30/00 — 4/30/01	1 year	Start of Performance (2/09/99)
(16.29)%	(12.61)%	0.04%

Growth of $10,000 Invested in VISION International Equity Fund — Class A Shares††

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). Effective January 8, 2001, the maximum sales charge increased to 5.50%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

**	Total returns quoted reflect all applicable sales charges.
†	The MCSI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.
††
The VISION International Equity Fund is the successor to the Governor International Equity Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor International Equity Fund.

(continued on next page)

more defensive sectors added considerable value. And in a period of unusual U.S. dollar strength, it was helpful to be underweight in the Japanese yen.

Weakness in the technology area since last March has produced buying opportunities, and we have reduced our underweight in this sector. However, we continue to be underweight in the Japanese yen in favor of the Australian dollar and underweight in the British pound in favor of the Euro.
The graph below illustrates the hypothetical investment of $10,000* in the VISION International Equity Fund, Class B Shares (the “Fund”) from January 10, 2001 (start of performance) to April 30, 2001, compared to the Morgan Stanley Capital International — Europe, Australasia and Far East Index (“MCSI-EAFE”).†

Cumulative Total Return For The Period Ended April 30, 2001**

Start of Performance (1/10/01)
(10.56)%

Growth of $10,000 Invested in VISION International Equity Fund — Class B Shares

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

**	Total returns quoted reflect all applicable sales charges.
†	The MCSI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

VISION
Small Cap Stock Fund

For the twelve months ending April 30, 2001, the VISION Small Cap Stock Fund’s Class A Shares posted a 0.00% 1 return, or (5.53)% adjusted for the fund’s sales change, versus a (2.86%) loss for the Russell 2000 Index. 2 (A comparable NAV twelve month return for the Class B Shares is not available since this share class was only created on January 10, 2001). During this same period, the S&P 500 Index 3 and the NASDAQ Composite 4 posted a (12.97)% loss and a (45.18)% loss, respectively. The stronger relative performance was due to two reasons: (1) small cap stocks 5 were trading at more attractive valuations and (2) investors moved money from the Nifty-Fifty stocks and the high-flying tech sector into small, niche oriented companies that can grow revenues and earnings in an uncertain economic environment.

The VISION Small Cap Stock Fund focuses on companies with strong management teams with a strong revenue and earnings record. Two examples of this approach are BEI Technology (BEIQ), a manufacturer of sensors and instrument controls, and Syncor International (SCOR), a distributor of radiopharmaceuticals. Both companies have extremely strong positions in their respective fields and the management teams have a long history of delivering shareholder value.

Since last reporting, the fund’s stock selection was very strong; however, the fund’s sector weightings dampened the performance. The fund’s significant overweighting in technology adversely affected the six-month results. The fund was positively impacted by its sector weighting in healthcare, other energy and consumer discretionary as well as its stock selection within technology and healthcare. The top five contributors for the fund were Syncor International (up 37.2%), ICU Medical Inc. (up 53.8%), Evergreen Resources, Inc. (up 54.73%), Affiliated Computer Services, Inc. (up 29.9%) and American Wodmark, Inc. (up 52.64%).

As well documented, the equity market has experienced exceptional volatility. Additionally, the market’s correction has caused investors to abandon expensive stocks. The market’s behavior has reminded investors that fundamentals and earnings are what drive stock prices. Within this more rational environment and as investors focus on large cap companies’ continual downsizing and slowing earnings growth, we believe that well-managed small cap companies will continue to post strong results relative to the large cap counterparts.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Small Cap Stock Fund, Class A Shares (the “Fund”) from July 1, 1994 (start of performance) to April 30, 2001, compared to the Russell 2000 Index (“Russell 2000”).†

Total Return For The Period Ended April 30, 2001**

Cumulative Total Return	Average Annual Total Return
6/30/00 — 4/30/01	1 Year	5 Years	Start of Performance (7/1/94)
(11.69)%	(5.53)%	8.04%	12.38%

Growth of $10,000 Invested in VISION Small Cap Stock Fund — Class A Shares††

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). Effective January 8, 2001, the maximum sales charge increased to 5.50%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect reinvestment of dividends on securities in the index.

**	Total returns quoted reflect all applicable sales charges.
†
The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

††
The VISION Small Cap Stock Fund is the successor to the Governor Aggressive Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Aggressive Growth Fund. The quoted performance of the Small Cap Stock Fund includes performance of certain Predecessor collective trust fund (“commingled”) accounts, for periods dating back to 7/1/94 and prior to the Small Cap Stock Fund’s commencement of operations on 2/3/97, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts’ performance may have been adversely affected.

(continued on next page)

1
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

2
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. This index is unmanaged and investments cannot be made in an index.

3
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

4	The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S.-based common stocks listed on the NASDAQ Stock Market.
5	Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.
The graph below illustrates the hypothetical investment of $10,000* in the VISION Small Cap Stock Fund, Class B Shares (the “Fund”) from January 10, 2001 (start of performance) to April 30, 2001, compared to the Russell 2000 Index (“Russell 2000”).†

Cumulative Total Return For The Period Ended April 30, 2001**

Start of Performance (1/10/01)
(2.33)%

Growth of $10,000 Invested in VISION Small Cap Stock Fund — Class B Shares

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect reinvestment of dividends on securities in the index.

**	Total returns quoted reflect all applicable sales charges.
†
The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

VISION
Mid Cap Stock Fund

While most areas of the stock market tumbled over the past year, mid cap stocks enjoyed a rebound that began last summer when large cap growth stocks fell from favor. As investors moved into safer havens, mid cap sectors like utilities, basic materials, energy and consumer cyclicals benefited. For the year ended April 30, 2001, the Standard & Poor’s Mid Cap 400 Index returned 7.04%, compared to a (12.97%) return of the Standard & Poor’s 500 Index.

In this environment, VISION Mid Cap Stock Fund benefited from a diversified strategy and strong stock selection that targeted cheap mid cap companies with improving prospects. For the year ended April 30, 2001, the fund’s Class A shares and Class B shares returned 6.51% and 5.69% at net asset value (0.67% and 1.05%, respectively, adjusted for the fund’s sales charge and contingent deferred sales charge). 1 By comparison, the average mid cap blend fund returned (0.61%) according to Morningstar, Inc. during that time period. (Your net asset value return will differ from these results if you were not invested for the full periods and did not reinvest all distributions.)

Over the past year, the fund gained ground from owning high-performing stocks in the utility and energy sectors such as Mirant Corp., Reliant Energy, Sunoco and USX-Marathon Oil. Other stocks outperformed due to the falling rate environment including Visteon Corp., Borg-Warner Automotive, AK Steel, Praxair and Lubrizol.

Going forward, we expect the economy to weaken further as consumer and corporate spending slows. The Federal Reserve Board will most likely respond by lowering the rates, but it is uncertain how long it will take for these rate cuts to revive the economy. Consequently, we expect the market to remain volatile near term. We will continue to focus on a diversified portfolio of mid cap stocks whose prices are inexpensive relative to their future growth prospects.

1
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less then their original cost.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Mid Cap Stock Fund, Class A Shares (the “Fund”) from November 29, 1993 (start of performance) to April 30, 2001, compared to the Russell Midcap Value Index (“RMV”) and the Standard and Poor’s Mid Cap 400 Index (“S&P Mid Cap 400”).†

Average Annual Total Return For The Period Ended April 30, 2001**

1 Year	5 Years	Start of Performance (11/29/93)
0.67%	11.27%	12.31%

Growth of $10,000 Invested in VISION Mid Cap Stock
Fund — Class A Shares

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). Effective July 1, 1996, the maximum sales charge increased to 5.50%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The RMV and the S&P Mid Cap 400 have been adjusted to reflect reinvestment of dividends on securities the indices.

**	Total returns quoted reflect all applicable sales charges.
†
The RMV and the S&P Mid Cap 400 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

(continued on next page)

The graph below illustrates the hypothetical investment of $10,000* in the VISION Mid Cap Stock Fund, Class B Shares (the “Fund”) from March 15, 2000 (start of performance) to April 30, 2001, compared to the Russell Midcap Value Index (“RMV”) and the Standard and Poor’s Mid Cap 400 Index (“S&P Mid Cap 400”).†

Average Annual Total Return For The Period Ended April 30, 2001**

1 Year	Start of Performance (3/15/00)
1.05%	9.44%

Growth of $10,000 Invested in VISION Mid Cap Stock
Fund — Class B Shares

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a maximum 4.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The RMV and the S&P Mid Cap 400 have been adjusted to reflect reinvestment of dividends on securities the indices.

**	Total returns quoted reflect all applicable sales charges.
†
The RMV and the S&P Mid Cap 400 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

VISION
Large Cap Growth Fund

Performance for the VISION Large Cap Growth Fund, while negative in absolute terms, was significantly better than the universe of large cap growth funds during the 12 months ended April 30. Your fund’s outperformance is due largely to our decision to underweight technology stocks going into the fourth quarter of 2000.

Year 2000 will be remembered as the year that the Internet/Technology Stock bubble burst as investors rediscovered that technology stocks are cyclical and that valuations do matter. Having felt for some time that valuation levels in the technology sector were unsustainable and represented classic, speculative excess, we watched as investors piled into an increasingly narrow group of tech stocks during the year. This “growth at any price” mentality drove the NASDAQ to over 150 times earnings and increased the likelihood that any slowdown in profits could cause a precipitous decline in prices. During the fourth quarter, our fears were confirmed as analysts revised earnings estimates down sharply for the technology sector. Estimates for tech earnings have fallen from +20% to -50% for the second quarter of 2001 and from +24% to negative for the full year 2001. As a result, the NASDAQ has retreated 37% over the last six months and 58% from its peak last March, a figure just shy of the 59% bear market of 1973/4. Following our valuation disciplines, we lowered our exposure to technology during the year and entered the fourth quarter of 2000 with an underweighted position, a move that helped us post excellent results late last year. Our remaining tech holdings dropped less than 5% on average as compared to a loss of 32% for the S&P 500 1 Technology Sector during the fourth quarter.

Additions to the portfolio included: Nokia, America Online which is merging with Time Warner to produce a fully-integrated media/entertainment/cable/internet company; Colgate-Palmolive, a dominant international consumer staple company; and Marsh & McLennan, insurance brokerage and money management/consulting. This spring, we have added shares of Masco, a high quality consumer cyclical company that should benefit from lower interest rates. UPS has also been added to the portfolio as it is gaining market share in its traditional shipping business and diversifying its business model as well. We took advantage of lower prices to

The graph below illustrates the hypothetical investment of $10,000* in the VISION Large Cap Growth Fund, Class A Shares (the “Fund”) from March 20, 2000 (start of performance) to April 30, 2001, compared to the Standard and Poor’s 500 Index (“S&P 500”) and the Russell 1000 Index (“Russell 1000”).†

Average Annual Total Return For The Period Ended April 30, 2001**

1 Year	Start of Performance (3/20/00)
(19.52)%	(17.41)%

Growth of $10,000 Invested in VISION Large Cap Growth Fund — Class A Shares

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Russell 1000 have been adjusted to reflect reinvestment of dividends on securities in the indices.

**	Total returns quoted reflect all applicable sales charges.
†
The S&P 500 and Russell 1000 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

(continued on next page)

recently add to positions in American International Group, General Electric, and Medtronic.

After many years of successful investment in Microsoft and Intel, we made the decision to sell. This was due to concerns over their quality of earnings and weakness of the PC cycles and its impact on profits. Motorola and Texas Instruments were also sold based on weakening earnings prospects. Tellabs, Oracle, and American Express were recently sold from the portfolio as earnings visibility for these companies is deteriorating. We have also reduced our position in Gillette, as our patience is wearing thin with continued delays in a resumption of profit acceleration.

The two questions most on our clients minds are: How low can the market go? What are the prospects for the next twelve months? In looking at declines of 20% or more in the S&P 500 since 1946, the historical record shows that the average bear market lasts about one year and that the market bottoms about 28% below its peak. Assuming we are in an average bear market, the probability is that we are fairly close to the bottom of this decline as we meet the test of both the duration and the extent of the bear.

What are the prospects for the period ahead? Corporate profit growth will be extremely challenging in 2001, because the economy was so strong this time last year. In addition, energy costs have increased and most companies have been unable to raise prices. While economic growth has slowed considerably over the past six quarters to an anemic 1% this quarter, the Federal Reserve Board (“Fed”) is providing liquidity to the economy. With inflation in check, we think the Fed can act in both a disciplined and aggressive manner to keep the economy moving ahead. In addition to this very powerful stimulus, the risk/reward equation of the stock market is much more favorable than it was a year ago. With many excesses having been painfully squeezed out of the Technology sector, we expect there to be renewed interest in the highest quality companies that can achieve double digit profit growth such as our holdings in the Consumer Staple, Healthcare, and Finance areas. In fact, the price to fair value relationship that we track for the portfolio shows that the portfolio is the most attractively priced it has been since 1994.

Thank you for this opportunity to communicate with you. We look forward to updating you on the Fund’s progress in the future.

1
S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Large Cap Growth Fund, Class B Shares (the “Fund”) from April 6, 2000 (start of performance) to April 30, 2001, compared to the Standard and Poor’s 500 Index (“S&P 500”) and the Russell 1000 Index (“Russell 1000”).†

Average Annual Total Return For The Period Ended April 30, 2001**

1 Year	Start of Performance (4/6/00)
(19.88)%	(19.94)%

Growth of $10,000 Invested in VISION Large Cap Growth Fund — Class B Shares

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 4.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Russell 1000 have been adjusted to reflect reinvestment of dividends on securities in the indices.

**	Total returns quoted reflect all applicable sales charges.
†
The S&P 500 and Russell 1000 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

VISION
Large Cap Core Fund

The VISION Large Cap Core Fund’s Class A shares returned (16.23)% based on net asset value, or (20.85)% adjusted for the fund’s sales charge, for the 12 months ending April 30, 2001. 1 This compares with a (4.98)% total return for the S&P 500 Index, 2 a commonly referenced unmanaged index of large capitalization core portfolio stocks. During this same period the Lipper Large Cap Core Fund average returned (13.47)%. 3

Risk Control

Stringent risk control measures are utilized to minimize expected “tracking error” or expected variance from our chosen benchmark — the S&P 500. As a result of our risk control process, our portfolio invests in many industry leaders such as General Electric, Microsoft, Exxon-Mobil, Pfizer, Citigroup, AOL TimeWarner, Walmart, IBM, Intel, Merck, Cisco, Home Depot, Tyco and Viacom.

Thematic:

Our thematic dimension incorporates our “top-down” assessment of how we should be positioned to take advantage of secular trends or patterns developing in the U.S. economy. We favor those sectors and industries that benefit the most from these themes. We identified five major themes that should prove important for the 2000-2001 time frame:

1.	Demographics — The graying of America affects consumption patterns. Specific stocks that are a part of this theme include Medtronic, Amgen, Pfizer, Carnival Corp., Viacom and CVS Corp.

2.
The Information Age — The accelerated pace of change has intensified the battleground between innovators and incumbents. We want to invest in industry leaders with a continued and demonstrated commitment to preserving their competitive advantage. We also want to invest with innovators and disrupters who could be tomorrow’s leaders. Some of our specific Information Age stocks include AOL Time Warner, International Rectifier, Sanmina, Sun Microsystems and Texas Instruments.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Large Cap Core Fund, Class A Shares (the “Fund”) from January 1, 1995 (start of performance) to April 30, 2001, compared to the Standard and Poor’s 500 Index (“S&P 500”).†

Total Return For The Period Ended April 30, 2001**

Cumulative Total Return	Average Annual Total Return
6/30/00 — 4/30/01	1 year	5 year	Start of Performance (1/1/95)
(20.52)%	(20.85)%	11.13%	15.86%

Growth of $10,000 Invested in VISION Large Cap Core
Fund — Class A Shares††

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). Effective January 8, 2001, the maximum sales charge increased to 5.50%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

**	Total returns quoted reflect all applicable sales charges.
†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.
††
The VISION Large Cap Core Fund is the successor to the Governor Established Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Established Growth Fund. The quoted performance of the Large Cap Core Fund includes performance of certain predecessor collective trust fund (“commingled”) accounts, for periods dating back to 1/1/95 and prior to the Large Cap Core Fund’s commencement of operations on 12/2/96, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts’ performance may have been adversely affected.

(continued on next page)
3.
Supply/Demand imbalances — Cyclical industry conditions that create significant supply/demand imbalances. The U.S. natural gas industry currently represents an excellent example of a situation where demand is outstripping supply. We own El Paso Corp., Burlington Resources, and Williams Company as our natural gas plays.

4.
Industry Consolidation — Profit pressures and competitive forces will drive consolidation in the financial services and the utility sectors. Coastal Corp. and El Paso Corp. merged in the natural gas industry. Another high profile merger of equals in the financials services industry of JP Morgan and Chase Manhatten accentuated our belief in this continuing theme.

5.
The Global Market Place — Open markets and new groups of global consumers are providing new growth opportunities, especially for companies that possess economies of scale and scope in their industries. Tyco International, General Electric, Emerson Electric and United Technologies are a few of our holdings that are beneficiaries of new international markets.

GARP

We have emphasized stocks with growth prospects that on average are greater than the earnings growth rate of our Core benchmark. This follows from the conviction that future stock prices will largely be determined by future earnings growth. However, we want to pay a reasonable multiple for that growth. Our average forward P/E’s or price earnings ratios, are lower than the average P/E multiple of the S&P 500 Index. Our emphasis on a favorable PEG ratio, or P/E to growth ratio, is our primary metric for measuring GARP or Growth at a Reasonable Price.

1
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

2
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

3
Lipper figures represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Large Cap Core Fund, Class B Shares (the “Fund”) from January 18, 2001 (start of performance) to April 30, 2001, compared to the Standard and Poor’s 500 Index (“S&P 500”).†

Cumulative Total Return For The Period Ended April 30, 2001**

Start of Performance (1/18/01)
(15.80)%

Growth of $10,000 Invested in VISION Large Cap Core
Fund — Class B Shares

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

**	Total returns quoted reflect all applicable sales charges.
†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

VISION
Large Cap Value Fund

Annual Report for Fiscal Year Ended April 30, 2001

The VISION Large Cap Value Fund’s Class A Shares returned 12.36% based on net asset value or 6.17% adjusted for the fund’s sales charge and Class B Shares returned 11.11% based on net asset value, or 6.11% adjusted for the fund’s sales charge for the twelve months ending April 30, 2001. 1 This compares with a 6.38% total return for the S&P/Barra Value Index, a commonly referenced unmanaged index of large capitalization “value” oriented stocks. 2 During this same period the Lipper Large Cap Value Fund Average returned 2.51%. 3

Our equity approach is based on consistency and discipline. We apply a disciplined, yet opportunistic methodology focused on identifying companies with growth characteristics selling at attractive valuations. Our investment process is grounded in three primary dimensions: “top-down” thematic perspective, “bottom-up” intensive security analysis, “centered” and balanced by risk control.

Top-Down: Thematic

Our thematic dimension incorporates our “top-down” assessment of how we should be positioned to take advantage of secular trends or patterns developing in the U.S. economy. We favor those sectors and industries that benefit the most from these themes. We identified five major themes that should prove important for the 2001-2002 time frame:

1.	Demographics — The graying of America affects consumption patterns. Specific stocks that are part of this theme include Cardinal Health, Carnival Corp., and Health Management Associates.

2.
The Information Age — The accelerated pace of change has intensified the battleground between innovators and incumbents. We want to invest in industry leaders with a continued and demonstrated commitment to preserving their competitive advantage. We also want to invest with innovators and disrupters who could be tomorrow’s leaders. Some of our specific Information Age stocks include Corning, El Paso Corp., International Rectifier, Staples, Symbol Technologies, and Texas Instruments.

3.	Supply/Demand Imbalances — Cyclical industry conditions that create significant supply/demand imbalances. The U.S. natural gas industry currently represents an example of a situation where demand
The graph below illustrates the hypothetical investment of $10,000* in the VISION Large Cap Value Fund, Class A Shares (the “Fund”) from September 26, 1997 (start of performance) to April 30, 2001, compared to the Standard and Poor’s 500 Barra Value Index (“S&P 500 BV”).†

Average Annual Total Return For The Period Ended April 30, 2001**

1 Year	Start of Performance (9/26/97)
6.17%	6.41%

Growth of $10,000 Invested in VISION Large Cap Value Fund — Class A Shares

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 BV has been adjusted to reflect reinvestment of dividends on securities in the index.

**	Total returns quoted reflect all applicable sales charges.
†
The S&P 500 BV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

(continued on next page)

is outstripping supply. We own Apache Corp, Burlington Resources, Duke Energy, El Paso Corp. and Williams Companies as our natural gas plays.

4.
Industry Consolidation — Profit pressures and competitive forces will drive consolidation in the energy, financial services, and utility sectors. We had three takeovers in 2000 as part of this theme — Reliastar Financial, LG&E Energy, and Associates Corp. Allmerica Financial Corporation, Conoco Inc., Countrywide Credit, Jefferson-Pilot, Marathon Oil, and Protective Life represent current holdings for this theme. We also own MCN Energy Group that is in the process of being acquired by DTE Energy Co.

5.
The Global Market Place. Open markets and new groups of global consumers are providing new growth opportunities, especially for companies that possess economies of scale and scope in their industry. Citigroup Inc., Kimberly-Clark Corp., McDonald’s, and Pitney Bowes, are a few of our holdings exercising their market power in new and existing international markets.

Bottom-Up: Intensive Security Analysis — GARP

We have emphasized stocks with growth prospects that on average are greater than the earnings growth rate of our value benchmark. This follows from our conviction that future stock prices will largely be determined by future earnings growth. However, we want to pay a low multiple for that growth. Our average forward P/E’s, or price earnings ratios, are lower than the average P/E multiple of the S&P Barra Value index. Our emphasis on a favorable PEG ratio, or P/E to growth ratio, is our primary metric for measuring GARP, or Growth-At-a-Reasonable Price.

Risk Control

Stringent risk control measures are utilized to minimize expected “tracking error” or expected variance from our chosen benchmark — the “value” side of the S&P 500. As a result of our risk control process, our portfolio invests in many industry leaders such as Exxon-Mobil, Citigroup, SBC Communications, Verizon Communications, Tyco, JP Morgan Chase, Disney, Fannie Mae, Boeing, DuPont, Wells Fargo, Viacom, and Morgan Stanley.

1
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

2
The S&P 500/Barra Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor’s 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. This index is unmanaged and investments cannot be made in an index.

3
Lipper figures represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. Duration is a measure of a security’s price sensitivity to changes in interest rates securities of shorter duration.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Large Cap Value Fund, Class B Shares (the “Fund”) from December 10, 1999 (start of performance) to April 30, 2001, compared to the Standard and Poor’s 500 Barra Value Index (“S&P 500 BV”).†

Average Annual Total Return For The Period Ended April 30, 2001**

1 Year	Start of Performance (12/10/99)
6.11%	6.33%

Growth of $10,000 Invested in VISION Large Cap Value Fund — Class B Shares

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 4.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 BV has been adjusted to reflect reinvestment of dividends on securities in the index.

**	Total returns quoted reflect all applicable sales charges.
†
The S&P 500 BV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

VISION
Managed Allocation Funds

The three VISION Managed Allocation funds faced a baptism by fire of sorts this past year. With the equity markets beating a retreat from their early 2000 highs over most of the period, the funds’ premise of muting large swings in value through diversification into various asset classes was put to the test. All in all the funds passed this test with flying colors. Part of the funds’ performance owed to the changes that were made to their respective asset allocations in early 2001.

The Aggressive Growth Fund weathered the equity storms of the past twelve months better than the broader markets, but not as well as its sister funds. Owing partly to the small fixed income components as well as to changes to the equity side of the allocation mix, the fund was able to keep its losses fairly low. The changes benefiting the fund include replacement of the intermediate term fixed exposure with a pure US Government fund on the fixed income side and diversification into both large cap value and growth on the equity side.

The Moderate Growth Fund was able to tread water for most of the year partly as a result of changes made to its mix in early 2001. The fund became more diversified on the fixed income side through the addition of a pure US Government Bond Fund. On the equity side of the allocation, the addition of both growth and value large cap components to the existing blended (or core) style better positioned the fund to participate in different phases of cyclical market behavior.

The Conservative Growth Fund saw changes to both the fixed income and equity components of its mix. On the fixed income side exposure to intermediate term corporate instruments was reduced and a new pure US Government Fund was added. As credit quality deteriorated in the corporate bond market in early 2001, this diversifying move benefited the fund. On the equity side, diversification of the large cap component from one blended (or core) style fund into both a core and value style buoyed performance in the choppy markets.
The graph below illustrates the hypothetical investment of $10,000* in the VISION Managed Allocation Fund — Aggressive Growth (the “Fund”) from February 18, 1999 (start of performance) to April 30, 2001, compared to the Standard and Poor’s 500 Index (“S&P 500”) and the Lehman Brothers Aggregate Bond Index (“LBAB”).†

Total Return For The Period Ended April 30, 2001**

Cumulative Total Return	Average Annual Total Return
6/30/00 — 4/30/01	1 Year	Start of Performance (2/18/99)
(11.94)%	(10.16)%	1.14%

Growth of $10,000 Invested in VISION Managed
Allocation Fund — Aggressive Growth††

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). Effective January 8, 2001, the maximum sales charge increased to 5.00%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indices.

**	Total returns quoted reflect all applicable sales charges.
†
The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

††
The VISION Managed Allocation Fund — Aggressive Growth is the successor to the Governor Lifestyle Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Growth Fund.

(continued on next page)

The graph below illustrates the hypothetical investment of $10,000* in the VISION Managed Allocation Fund — Moderate Growth (the “Fund”) from February 4, 1999 (start of performance) to April 30, 2001, compared to the Standard and Poor’s 500 Index (“S&P 500”) and the Lehman Brothers Aggregate Bond Index (“LBAB”).†

Total Return For The Period Ended April 30, 2001**

Cumulative Total Return	Average Annual Total Return
6/30/00 — 4/30/01	1 Year	Start of Performance (2/4/99)
(7.51)%	(6.01)%	2.08%

Growth of $10,000 Invested in VISION Managed Allocation Fund — Moderate Growth††

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indices.

**	Total returns quoted reflect all applicable sales charges.
†
The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

††
The VISION Managed Allocation Fund — Moderate Growth is the successor to the Governor Lifestyle Moderate Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Moderate Growth Fund.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Managed Allocation Fund — Conservative Growth (the “Fund”) from February 3, 1999 (start of performance) to April 30, 2001, compared to the Standard and Poor’s 500 Index (“S&P 500”) and the Lehman Brothers Aggregate Bond Index (“LBAB”).†

Total Return For The Period Ended April 30, 2001**

Cumulative Total Return	Average Annual Total Return
6/30/00 — 4/30/01	1 Year	Start of Performance (2/3/99)
(3.06)%	(1.78)%	1.73%

Growth of $10,000 Invested in VISION Managed
Allocation Fund — Conservative Growth††

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). Effective April 1, 2001, the maximum sales charge decreased to 4.00%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indices.

**	Total returns quoted reflect all applicable sales charges.
†
The S&P 500 and LBABI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

††
The VISION Managed Allocation Fund — Conservative Growth is the successor to the Governor Lifestyle Conservative Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Conservative Growth Fund.

VISION
New York Municipal
Income Fund

The last twelve months has been a mixed bag for the municipal bond market. Over the year from April 30, 2000 to April 30, 2001, 10-year municipal bond yields declined from 5.16% to 4.43%, while yields on 30-year municipal bonds fell from 5.80% to 5.32%. This was due to a drop in supply coupled with high demand as investors rotated out of the equity markets into municipal bonds. With the drop in rates, supply increased as municipalities took advantage of the low rates to refinance their outstanding debt.

The VISION New York Municipal Income Fund posted a positive total return of 4.37% over the last six months ending April 30, 2001, (0.30)% adjusted for the fund’s sales charge. 1 The Lipper New York Municipal Debt Funds Index 2 return for the same period was 4.20%. For the 12-month period ending April 30, 2001, the VISION New York Municipal Income Fund returned 10.11% (5.13% adjusted for the fund’s sales charge) versus the Lipper return of 9.87%. 1

The fund continues to emphasize high quality New York municipals while keeping the average maturity of the portfolio short of its benchmark. We expect the municipal bond market to perform in line with other fixed income markets over the coming months.

1
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their origianal cost.

2
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

The graph below illustrates the hypothetical investment of $10,000* in the VISION New York Municipal Income Fund (the “Fund”) from September 22, 1993 (start of performance) to April 30, 2001, compared to the Lehman Brothers State General Obligation Bond Index (“LSGOB”) and Lehman Brothers New York Tax-Exempt Index (“LBNYTE”).†

Average Annual Total Return For The Period Ended April 30, 2001**

1 Year 5.13%	5 Years 4.70%	Start of Performance (9/22/93) 4.60%

Growth of $10,000 Invested in VISION New York Municipal Income Fund

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LSGOB and the LBNYTE have been adjusted to reflect reinvestment of dividends on securities in the indices.

**	Total returns quoted reflect all applicable sales charges.
†
The LSGOB and the LBNYTE are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. These indices are unmanaged.

VISION
Pennsylvania
Municipal Income Fund

Municipal bonds performed very well over the one-year period ended April 30, 2001, outperforming duration-matched Treasuries. Municipals continue to offer good value to Treasuries with the 10-year Aaa municipal-Treasury ratio at 87%, near the upper end of its range of the past two years.

Municipal prices gained support from light supply, strong demand and weakness in the equity market. Mutual fund flows for the first part of 2001 show a shift out of equity funds and into municipal bond funds for the first time since the late-1998 liquidity crisis. The impact of impending tax cuts is now largely priced into municipal yields.

The VISION Pennsylvania Municipal Income Fund posted a total return of 8.20% for the one-year period ended April 30, 2001 (3.30% adjusted for the fund’s sales charge) 1 . This compares with the Lipper PA Intermediate Municipal Index return of 8.48% 2 .

The VISION Pennsylvania Municipal Income Fund ended the period with an average duration 3 of 5.7 years, and continues to emphasize quality Pennsylvania municipal issues.

1
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less then their original cost.

2
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

3
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Pennsylvania Municipal Income Fund (the “Fund”) from October 1, 1996 (start of performance) to April 30, 2001, compared to the Lehman Brothers Pennsylvania 1-12 Year Municipal Bond Index (“LBP1-12MB”) and the Lehman Brothers State General Obligation Bond Index (“LBSGOB”).†

Total Return For The Period Ended April 30, 2001**

Cumulative Total Return	Average Annual Total Return
6/30/00 — 4/30/01	1 Year	Start of Performance (10/1/96)
1.74%	3.30%	3.38%

Growth of $10,000 Invested in VISION Pennsylvania Municipal Income Fund††

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBP1-12MB and LBSGOB have been adjusted to reflect reinvestment of dividends on securities in the indices.

**	Total returns quoted reflect all applicable sales charges.
†
The LBP1-12MB and LBSGOB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

††
The VISION Pennsylvania Municipal Income Fund is the successor to the Governor Pennsylvania Municipal Bond Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Pennsylvania Municipal Bond Fund.

VISION
Intermediate
Term Bond Fund

The spring of 2000 brought with it extraordinary economic strength and growing pressure on an already tight labor market. Federal Reserve Board (“Fed”) policy was restrictive and the balance of risks was tilted toward inflation. As we moved into the second half of 2000, policy shifted toward neutral as the impact of the 100 basis point increase in the federal funds target rate was beginning to show up in the economic data. In mid-December, the balance of risks changed from inflation to recession, and the Fed began a series of eases in 2001. The domestic economic slowdown continued to unfold and the Fed responded by lowering interest rates aggressively. Short and intermediate term issues saw the greatest price appreciation over recent months, while longer-term issues were relatively unchanged in price.

The VISION Intermediate Term Bond Fund ended the period with an average duration of 4.5 years, slightly shorter than that of the benchmark 1 . We believe a below-benchmark duration is appropriate for now. Interest rates are more likely to rise than fall over the coming months as the market will soon embrace the view that the economy has bottomed and that the monetary easing phase is drawing to a close. The fund sector allocations favor corporates at the expense of Treasuries. Corporate bonds look attractive at current wide yield advantages to Treasuries, especially in light of our expectation for a rebound in the economy later this year. Additionally, we continue to build positions in government mortgage-backed securities.

The VISION Intermediate Term Bond Fund posted a total return of 10.34% for the one-year period ended April 30, 2001 (5.38% adjusted for the fund’s sales charge) 2 . This compares to the Lipper Intermediate Investment Grade Index return of 11.16%. 3

1
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less then their original cost.

3
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. There figures do not reflect sales charges.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Intermediate Term Bond Fund (the “Fund”) from December 2, 1996 (start of performance) to April 30, 2001, compared to the Lipper Intermediate Investment Grade Debt Funds Average (“LIIGDFA”) and the Lehman Brothers Aggregate Bond Index (“LBAB”).†

Total Return For The Period Ended April 30, 2001**

Cumulative Total Return	Average Annual Total Return
6/30/00 — 4/30/01	1 Year	Start of Performance (12/02/96)
3.72%	5.38%	4.27%

Growth of $10,000 Invested in VISION Intermediate Term Bond Fund††

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LIIGDFA and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indices.

**	Total returns quoted reflect all applicable sales charges.
†
The LIIGDFA and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

††
The VISION Intermediate Term Bond Fund is the successor to the Governor Intermediate Term Income Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Intermediate Term Income Fund.

VISION
U.S Government
Securities Fund

The last six months have been a favorable period of the taxable bond market. Since our last annual report, yields on the 10-year Treasury note have declined from 6.27% on April 30, 2000 to 5.33% on April 30, 2001.

Suprisingly, Gross Domestic Product (“GDP”) grew at 2% for the first quarter of 2001, following a five-year low of 1% growth in the fourth quarter of 2000 while GDP averaged 3.4% for the year April 30, 2000 to April 30, 2001. The Commerce Department reported that with the exception of inventories, almost all components of GDP matched or beat expectations, and overall growth was double the consensus forecast. It is important to note, however, that all GDP-related figures are seasonally adjusted annual rates, and some components could be downwardly revised as projections with actual results. In fact we may be experiencing the first post-war economic slowdown that is more directly attributable to the business rather than the household sector. Even if GDP growth is revised downward, it is clear that the consumer is carrying the “economic” ball.

The Federal Reserve Board has responded to the economic weakness by lowering the federal funds target rate by 200 basis points, from 6.50% to 4.50% by the end of April.

The VISION U.S. Government Securities Fund posted a total return of 5.81% for the 6 month period ending April 30, 2001 1 (1.08% adjusted for the fund’s sales charge). The Lipper General U.S. Government Fund Index 2 return for the same period was 5.14%. For the 12-month period ending April 30, 2001, the VISION U.S. Government Securities Fund returned 11.43% (6.36% adjusted for the fund’s sales charge) versus the Lipper return of 10.77%. 1

The VISION U.S. Government Securities Fund continues to emphasize government-guaranteed securities with yield advantages to U.S. Treasury securities. Within the mortgage-backed securities sector, we continue to favor very seasoned, low loan balance mortgages. These mortgages possess lower refinancing risks relative to newer production mortgages. The duration of the fund has been shortened to about a quarter year shorter than the Lehman Brothers Aggregate Bond Index for the period ending April 30, 2001. 3

1
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

2
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

3
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter duration.

The graph below illustrates the hypothetical investment of $10,000* in the VISION U.S. Government Securities Fund (the “Fund”) from September 22, 1993 (start of performance) to April 30, 2001, compared to the Lehman Brothers Aggregate Bond Index (“LBAB”).†

Average Annual Total Return For The Period Ended April 30, 2001**

1 Year 6.36%	5 Years 5.82%	Start of Performance (9/22/93) 4.88%

Growth of $10,000 Invested in VISION U.S. Government Securities Fund

[Graphic Representation Omitted—See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBAB has been adjusted to reflect reinvestment of dividends on securities in the index.

**	Total returns quoted reflect all applicable sales charges.
†	The LBAB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

VISION International Equity Fund
(Formerly Governor International Equity Fund)
Portfolio of Investments
April 30, 2001

Shares		Value in U.S. Dollars
Common Stocks—92.2%
	Australia—3.0%
27,200	Amcor Ltd.	$ 84,644
10,100	Broken Hill Proprietary Co., Ltd.	110,882
108,200	(1)Cable & Wireless Optus Ltd.	195,954
3,409	Lend Lease Corp., Ltd.	24,365
11,900	News Corp., Ltd.	113,074
3,700	QBE Insurance Group Ltd.	21,329
9,800	Rio Tinto PLC	184,785
45,600	Westpac Banking Corp., Ltd.	304,278

	Total Australia	1,039,311

	Belgium—1.3%
880	Electrabel SA	192,540
9,980	Fortis AG	256,788

	Total Belgium	449,328

	Denmark—1.5%
9,300	Danske Bank AS	149,775
6,000	Novo Nordisk, Class B	228,202
3,370	Tele Danmark AS, Class B	128,173

	Total Denmark	506,150

	Finland—4.2%
25,300	Enso Oyj, Class R	285,082
20,000	Nokia Oyj	661,889
21,500	Sampo Oyj, Class A	222,234
9,200	UPM—Kymmene Oyj	288,551

	Total Finland	1,457,756

	France—10.3%
2,116	AXA	249,697
7,950	Alcatel	258,869
800	Alcatel, ADR	25,968
6,410	Aventis SA	496,499
4,800	BNP Paribas SA	426,732
1,580	Compagnie de St. Gobain	238,315
7	Elf Aquitaine SA	1,143
3,360	Groupe Danone	436,740
1,520	L’Air Liquide	228,996
5,020	Societe Generale	323,805
570	Suez Lyonnaise des Eaux SA	84,255
3,680	Thomson CSF	153,296
4,549	Total Fina SA, Class B	678,065

	Total France	3,602,380

	Germany—3.3%
1,402	Allianz AG Holding	403,654
4,350	Bayer AG	183,328
4,850	Bayerische Motoren Werke AG	160,938
5,350	Continental AG	76,898
6,700	Veba AG	337,355

	Total Germany	1,162,173

Shares		Value in U.S. Dollars
Common Stocks—continued
	Hong Kong—0.9%
94,000	Hong Kong Electric Holdings Ltd.	$ 320,605

	Ireland—1.0%
19,800	Bank of Ireland	191,311
70,300	Bord Telecom Eirann PLC	167,317

	Total Ireland	358,628

	Italy—2.2%
6,000	Assicurazioni Generali	193,775
60,000	ENI SPA	410,974
16,000	Telecom Italia SPA	177,876

	Total Italy	782,625

	Japan—20.7%
4,400	Benesse Corp.	188,727
6,000	Bridgestone Corp.	69,097
4,000	Canon, Inc.	157,002
11,000	Dai Nippon Printing Co., Ltd.	149,468
3,000	Daikin	51,107
46	East Japan Railway Co.	256,124
2,000	Fanuc Co., Ltd.	111,844
7,000	Fuji Photo Film Co., Ltd.	282,119
18,000	Fujitsu Ltd.	247,643
14,000	Hitachi Ltd.	135,734
1,700	Hoya Corp.	111,439
6,000	KAO Corp.	152,470
17,000	Kamigumi Co.	80,484
13,000	Kuraray Co., Ltd.	93,845
9,000	Matsushita Electric Industrial Co., Ltd.	150,043
32,000	Minebea Co.	251,204
9,000	Mitsubishi Corp.	67,738
20,000	Mitsubishi Estate Co., Ltd.	202,161
18	(1)Mitsubishi Tokyo Financial Group, Inc.	182,527
41	Mizuho Holdings, Inc.	252,507
1,400	Murata Manufacturing Co., Ltd.	117,719
27,000	Nikko Securities Co., Ltd.	229,434
74,000	Nippon Steel Corp.	136,543
77	Nippon Telegraph & Telephone Corp.	489,176
12,000	Nomura Securities Co., Ltd.	253,470
2,000	Omron Corp.	37,066
6,000	Ono Pharmaceutical Co., Ltd.	215,109
3,400	Orix Corp.	296,896
1,500	Rohm Co., Ltd.	264,638
9,000	Sekisui House Ltd.	77,425
4,000	Seven-Eleven Japan	194,553
2,000	Shin-Etsu Chemical Co., Ltd.	80,282
3,400	Sony Corp.	254,247
16,000	Sumitomo Bank Ltd.	149,427
28,000	Sumitomo Chemical Co., Ltd.	149,557
1,900	TDK Corp.	110,403
8,000	Takeda Chemical Industries	385,870

VISION International Equity Fund

Shares		Value in U.S. Dollars
Common Stocks—continued
	Japan—continued
800	Takefuji Corp.	$ 62,671
10,000	Tokio Marine and Fire Insurance Co.	105,208
4,300	Toyota Motor Corp.	143,026
17	West Japan Railway Co.	81,860
7,000	Yamanouchi Pharmaceutical Co., Ltd.	193,744

	Total Japan	7,221,607

	Netherlands—6.4%
13,687	ABN-AMRO Holdings NV	275,664
9,400	Aegon NV	313,590
7,100	Akzo Nobel NV	295,760
30,000	Elsevier NV	410,708
7,186	Koninklijke (Royal) Philips Electronics NV	211,102
13,200	TNT Post Group NV	310,946
14,730	Wolters Kluwer NV	407,497

	Total Netherlands	2,225,267

	New Zealand—0.4%
38,700	Lion Nathan Ltd.	82,353
27,400	Lion Nathan Ltd.	58,233

	Total New Zealand	140,586

	Norway—0.3%
25,600	(1)Telenor AS	120,130

	Portugal—1.2%
16,900	Brisa Auto Estradas de Portugal SA	157,592
99,400	Electricidade de Portugal SA	269,870

	Total Portugal	427,462

	Singapore—1.1%
29,000	DBS Group Holdings Ltd.	253,213
151,000	Neptune Orient Lines Ltd.	125,211

	Total Singapore	378,424

	Spain—2.4%
7,702	Banco Popular Espanol SA	274,984
22,084	Banco Santander Central Hispano SA	219,453
19,095	Telefonica SA	323,247

	Total Spain	817,684

	Sweden—1.7%
6,100	Sandvik AB	141,556
10,750	Svenska Handelsbanken AB, Class A	160,370
66,940	Swedish Match AB	293,058

	Total Sweden	594,984

	Switzerland—5.0%
212	Nestle SA	438,945
341	Novartis AG	529,922
69	Roche Holding AG	495,570
790	Zurich Financial Services AG	280,964

	Total Switzerland	1,745,401

Shares		Value in U.S. Dollars
Common Stocks—continued
	United Kingdom—25.3%
66,000	BP Amoco Co., PLC	$ 591,970
9,000	Barclays PLC	289,676
47,000	British Aerospace PLC	222,543
16,000	British Land Co.	106,658
22,000	British Telecom PLC	175,608
32,000	Charter PLC	82,855
17,000	(1)Compass Group PLC	130,347
27,000	Diageo PLC	283,883
8,000	EMAP PLC	95,100
47,000	Gallaher Group PLC	304,232
27,917	(1)GlaxoSmithKline PLC	737,605
23,000	HSBC Holdings PLC	303,023
21,000	Hanson PLC	142,242
87,000	Invensys PLC	182,324
112,000	Jefferson Smurfit Group PLC	208,681
37,000	Kelda Group PLC	187,632
133,000	(1)Lattice Group PLC	248,285
56,000	Lloyds TSB Group PLC	581,985
31,000	Marconi PLC	181,595
37,000	National Power Co., PLC	159,183
14,000	New Dixons Group PLC	48,866
24,000	Nycomed Amersham PLC	182,990
19,000	PowerGen PLC	194,062
24,000	Prudential Corp. PLC	280,836
13,000	RMC Group PLC	137,428
22,000	Reckitt Benckiser PLC	300,076
36,000	Rentokil Initial PLC	97,846
19,000	Royal Bank of Scotland PLC	440,036
27,000	Scot Hydro-Electronics	231,741
16,000	Scottish & Newcastle PLC	113,868
60,000	Shell Transportation & Trading Co., PLC	500,818
90,000	Tesco PLC	321,863
18,500	Trinity Mirror PLC	123,120
7,909	United Business Media PLC	82,252
12,000	(1)United Business Media PLC, Class B	42,057
170,980	Vodafone Group PLC	519,136

	Total United Kingdom	8,832,422

	Total Common Stocks (identified cost $32,195,867)	32,182,923

	Preferred Stocks—1.1%
	Australia—1.1%
8,100	National Australia Bank, Pfd.	231,660
17,600	News Corp. Ltd., Pfd.	141,862

	Total Australia	373,522

	Total Preferred Stocks (identified cost $338,282)	373,522

Mutual Fund—3.8%
1,309,865	Seven Seas Money Market Fund (at net asset value)	1,309,865

	Total Investments (identified cost $33,844,014)	$33,866,310

(See Notes to Portfolio of Investments)
VISION Small Cap Stock Fund
(Formerly Governor Aggressive Growth Fund)
Portfolio of Investments
April 30, 2001

Shares		Value
Common Stocks—99.4%
	Autos—2.6%
110,000	(1)Gentex Corp.	$ 2,970,000

	Computers-Hardware—4.2%
150,000	(1)Drexler Technology Corp.	1,657,500
144,000	(1)Hutchinson Technology, Inc.	2,230,560
45,000	(1)SBS Technologies, Inc.	900,000

	Total	4,788,060

	Computers-Services—9.4%
60,000	(1)Affiliated Computer Services, Inc., Class A	4,320,000
205,000	(1)Datastream Systems, Inc.	1,855,250
31,700	(1)QRS Corp.	280,545
60,000	(1)RSA Security, Inc.	1,920,000
35,000	(1)Symantec Corp.	2,268,350

	Total	10,644,145

	Computers-Software—3.3%
65,000	(1)Ansys, Inc.	860,600
185,000	(1)Computer Network Technology	1,868,500
100,000	(1)Compuware Corp.	1,028,000

	Total	3,757,100

	Data Processing—2.5%
75,000	(1)Choicepoint, Inc.	2,782,500

	Education—1.7%
60,000	(1)DeVRY, Inc.	1,896,600

	Electronic Components—8.8%
60,000	(1)ATMI, Inc.	1,579,800
85,250	BEI Technologies, Inc.	2,131,250
25,000	(1)C-Cube Microsystems, Inc.	398,750
50,000	(1)Cirrus Logic, Inc.	813,000
25,000	(1)Coherent, Inc.	987,500
60,000	(1)Credence Systems Corp.	1,425,000
77,800	(1)Genrad, Inc.	564,050
38,000	(1)Integrated Measurement Systems, Inc.	490,200
51,008	(1)MKS Instruments, Inc.	1,285,912
35,500	Parlex Corp.	382,690

	Total	10,058,152

	Financial Services—7.8%
114,000	(1)Financial Federal Corp.	2,815,800
115,000	Gallagher (Arthur J.) & Co.	2,900,300
65,000	Legg Mason, Inc.	3,111,550

	Total	8,827,650

	Health Care—1.6%
179,400	Hooper Holmes, Inc.	1,838,850

	Health Care-Medical Products & Supplies—2.2%
12,500	(1)Cuno, Inc.	319,000
73,150	(1)Dionex Corp.	2,192,306

	Total	2,511,306

Shares		Value
Common Stocks—continued
	Home Decoration Products—4.3%
121,300	American Woodmark Corp.	$ 3,326,047
80,000	Leggett and Platt, Inc.	1,552,800

	Total	4,878,847

	Manufacturing—7.8%
125,000	Flow International Corp.	1,222,500
70,000	Graco, Inc.	1,918,000
71,000	Lydall, Inc.	858,390
65,000	Valspar Corp.	2,008,500
100,000	RPM, Inc.	954,000
60,000	Symbol Technologies, Inc.	1,890,000

	Total	8,851,390

	Medical Products & Supplies—15.3%
10,000	(1)Colorado Medtech, Inc.	40,700
105,000	(1)Haemonetics Corp.	3,412,500
105,500	(1)ICU Medical, Inc.	4,056,475
120,000	Mentor Corp.	2,760,000
152,500	(1)Orthofix International NV	3,826,225
46,000	(1)Techne Corp.	1,476,600
69,000	(1)TriPath Imaging, Inc.	379,500
70,000	(1)VISX, Inc.	1,417,500

	Total	17,369,500

	Oil & Gas Exploration & Production—4.7%
30,000	(1)Core Laboratories NV	716,400
65,000	(1)Evergreen Resources, Inc.	2,765,750
20,000	Forest Oil Corp.	651,000
45,000	Patina Oil & Gas Corp.	1,170,000

	Total	5,303,150

	Pharmaceuticals—11.1%
110,000	(1)Akorn, Inc.	328,900
60,000	(1)Alkermes, Inc.	1,838,400
41,500	(1)Aphton Corp.	711,725
36,000	(1)Incyte Genomics, Inc.	580,500
182,500	(1)Integra Lifesciences Corp.	2,954,675
50,000	(1)Keryx Biopharmaceuticals, Inc.	450,000
164,000	(1)Syncor International Corp.	5,782,640

	Total	12,646,840

	Recreational Equipment—1.0%
30,000	Polaris Industries, Inc., Class A	1,161,000

	Retail-Apparel—0.7%
30,000	(1)Men’s Wearhouse, Inc.	763,500

	Retail-Equipment—0.0%
50,000	(1)PSC, Inc.	55,000

	Retail-Food—1.7%
40,000	(1)Whole Foods Market, Inc.	1,944,000

	Technology Services—0.9%
112,500	(1)Systems & Computer Technology Corp.	986,625

VISION Small Cap Stock Fund

Shares		Value
Common Stocks—continued
	Telecommunications Equipment—3.2%
45,000	(1)Comtech Telecommunications Corp.	$ 582,300
90,500	(1)Gentner Communications Corp.	1,071,520
100,000	(1)PictureTel Corp.	326,000
75,000	(1)Plantronics, Inc.	1,467,000
20,000	Tadiran Telecommunications Ltd.	136,400

	Total	3,583,220

	Telecommunication Services—1.3%
70,000	(1)Digi International, Inc.	422,100
80,000	(1)Lightbridge, Inc.	1,069,600

	Total	1,491,700

	Textiles—1.3%
240,000	Unifi, Inc.	1,435,200

Shares		Value
Common Stocks—continued
	Utility Equipment—1.1%
50,000	(1)Vicor Corp.	$ 1,226,000

	Utilities—0.9%
118,000	(1)Airgas, Inc.	1,056,100

	Total Common Stocks (identified cost $80,207,671)	112,826,435

Mutual Funds—0.5%
587,554	Seven Seas Money Market Fund (at net asset value)	587,554

	Total Investments (identified cost $80,795,225)	$113,413,989

(See Notes to Portfolio of Investments)

VISION Mid Cap Stock Fund
Portfolio of Investments
April 30, 2001

Shares		Value

Common Stocks—99.2%
	Auto Parts & Equipment—3.5%
15,400	Borg-Warner Automotive, Inc.	$ 685,762
9,500	Harley Davidson, Inc.	437,855
27,000	Lear Corp.	972,000
21,700	Superior Industries International, Inc.	873,425
72,500	Visteon Corp.	1,198,425

	Total	4,167,467

	Basic Materials—0.6%
24,200	Lubrizol Corp.	708,818

	Chemicals—1.8%
13,000	Avery Dennison Corp.	728,910
13,000	Eastman Chemical Co.	692,120
15,000	Praxair, Inc.	709,950

	Total	2,130,980

	Communications—0.2%
8,800	SBA Communications Corp.	299,992

	Communications Equipment—0.5%
12,400	(1)Maxim Integrated Products, Inc.	633,640

	Communications Services—1.1%
11,100	(1)Echostar Communications Corp., Class A	332,556
38,600	Westwood One, Inc.	1,013,250

	Total	1,345,806

	Computers—1.2%
26,500	Mentor Graphics Corp.	697,215
14,800	(1)NCR Corp.	695,748

	Total	1,392,963

	Computers-Hardware—0.0%
174	(1)Applera Corp.	5,578

	Computers Services—3.3%
18,900	BEA Systems, Inc.	772,065
110,700	(1)Cadence Design Systems, Inc.	2,291,490
19,200	(1)Sabre Group Holdings, Inc.	957,312

	Total	4,020,867

	Computers-Software—3.4%
22,000	(1)Intuit, Inc.	704,880
9,100	Peoplesoft, Inc.	337,064
38,300	Reynolds & Reynolds Co., Class A	791,278
32,400	(1)SunGuard Data Systems, Inc.	1,790,748
28,700	(1)Sybase, Inc.	452,025

	Total	4,075,995

	Data Processing—0.6%
12,400	Fiserv, Inc.	686,216

	Distribution/Wholesale—0.7%
18,400	BJ’s Wholesale Club, Inc.	833,520

	Electrical Equipment—0.8%
37,400	(1)SCI Systems, Inc.	955,570

Shares		Value

Common Stocks—continued
	Electronic Components—4.9%
12,400	Advanced Micro Devices, Inc.	$ 384,400
16,200	Agilent Technologies, Inc.	631,962
16,400	(1)Altera Corp.	414,756
14,400	Analog Devices, Inc.	681,264
24,200	LSI Logic Corp.	495,374
44,900	Lam Research Corp.	1,329,040
14,900	Linear Technology Corp.	715,796
8,900	Qlogic Corp.	381,721
7,100	(1)Vitesse Semiconductor Corp.	240,690
12,300	(1)Xilinx, Inc.	583,881

	Total	5,858,884

	Energy—6.4%
11,900	Apache Corp.	761,124
17,000	(1)Calpine Corp.	968,830
40,200	Massey Energy Co.	904,902
23,900	Mirant Corp.	975,120
6,100	Phillips Petroleum Co.	363,560
27,400	Pinnacle West Capital Corp.	1,375,206
69,000	Utilicorp United, Inc.	2,435,700

	Total	7,784,442

	Financial-Diversified—5.1%
18,800	Comerica, Inc.	966,884
18,100	Hartford Financial Services Group, Inc.	1,124,010
34,000	National Commerce Bancorp	846,940
25,000	SouthTrust Corp.	1,188,750
18,700	Stilwell Financial, Inc.	551,089
29,100	Washington Mutual, Inc.	1,452,963

	Total	6,130,636

	Financial Services—1.9%
21,000	Synovus Financial Corp.	604,380
32,000	TCF Financial Corp.	1,216,960
25,000	U.S. Bancorp	529,500

	Total	2,350,840

	Food & Beverage—2.0%
44,600	ConAgra, Inc.	928,126
29,800	Hormel Foods Corp.	614,476
25,000	PepsiAmericas, Inc.	371,250
27,400	Sensient Technologies Corp.	493,200

	Total	2,407,052

	Hardware & Tools—1.1%
32,900	Black & Decker Corp.	1,311,394

	Health Care—4.5%
11,000	First Health Group Corp.	569,250
50,000	Health Management Associates, Class A	896,000
26,600	(1)Lincare Holdings, Inc.	1,326,542
27,000	Trigon Healthcare, Inc.	1,625,670
11,700	(1)Universal Health Services, Inc., Class B	1,050,192

	Total	5,467,654

VISION Mid Cap Stock Fund

Shares		Value
Common Stocks—continued
	Health Care-Medical Instruments—0.3%
6,000	(1)St. Jude Medical, Inc.	$ 343,500

	Health Care-Medical Products/Supplies—1.7%
13,000	(1)Genzyme Corp.	1,416,610
12,300	Hillenbrand Industries, Inc.	621,150

	Total	2,037,760

	Home Building—0.8%
22,800	Centex Corp.	983,820

	Insurance-Life/Health—3.8%
19,000	Lincoln National Corp.	877,040
21,000	PartnerRe Ltd.	1,029,630
20,000	St. Paul Cos., Inc.	902,000
23,800	Torchmark Corp.	901,782
12,500	XL Capital Ltd.	885,000

	Total	4,595,452

	Manufacturing—0.7%
7,700	Ingersoll-Rand Co.	361,900
18,500	Pall Corp.	434,195

	Total	796,095

	Manufacturing-Diversified—2.4%
14,300	Danaher Corp.	800,943
20,000	Millipore Corp.	1,147,000
9,300	Parker-Hannifin Corp.	433,566
19,800	(1)Sanmina Corp.	577,170

	Total	2,958,679

	Medical-Biotechnology—2.3%
23,400	Aviron	1,151,514
15,000	Enzon, Inc.	894,300
10,000	Invitrogen Corp.	705,100

	Total	2,750,914

	Medical-Products & Supplies—1.8%
6,200	Laboratory Corporation of America Holdings	874,200
25,000	(1)Waters Corp.	1,305,000

	Total	2,179,200

	Metal—1.5%
20,100	Precision Castparts Corp.	750,936
86,600	Worthington Industries, Inc.	1,034,870

	Total	1,785,806

	Natural Gas-Distribution-Pipe Line—1.2%
11,200	Dynegy, Inc.	647,920
12,000	Kerr-McGee Corp.	859,800

	Total	1,507,720

	Oil-Field Services—1.8%
18,900	BJ Services Co.	1,554,525
16,700	Baker Hughes, Inc.	656,143

	Total	2,210,668

	Oil & Gas-Drilling & Equipment—3.2%
4,600	Anadarko Petroleum Corp.	297,252
26,200	Conoco, Inc., Class A	793,598
12,000	Cooper Cameron Corp.	756,720
Shares		Value
Common Stocks—continued
	Oil & Gas-Drilling & Equipment—continued
33,600	(1)Noble Drilling Corp.	$ 1,629,600
10,600	Transocean Sedco Forex, Inc.	575,368

	Total	4,052,538

	Oil & Gas-Refining & Marketing—4.1%
12,800	Amerada-Hess Corp.	1,120,000
26,000	Imperial Oil Ltd.	715,000
11,000	Murphy Oil Corp.	902,000
29,900	Sunoco, Inc.	1,136,798
35,000	USX Corp.	1,118,600

	Total	4,992,398

	Paper & Forest Products—0.5%
71,900	Abitibi-Consolidated, Inc.	613,307

	Pharmaceuticals—3.0%
10,800	Allergan, Inc.	820,800
17,600	(1)Alza Corp.	804,672
25,800	CV Therapeutics, Inc.	1,220,598
4,900	(1)Forest Laboratories, Inc., Class A	299,635
36,300	Inspire Pharmaceuticals, Inc.	479,160

	Total	3,624,865

	Publishing-Newspapers—0.3%
13,000	Readers Digest Association, Inc., Class A	359,450

	Retail—2.6%
9,100	CVS Corp.	536,445
21,300	Federated Department Stores, Inc.	915,474
14,400	Jones Apparel Group, Inc.	572,256
15,300	Radioshack Corp.	468,639
26,700	Toys ’R’ Us, Inc.	662,160

	Total	3,154,974

	Retail-Building Supplies—0.7%
12,800	Lowe’s Cos., Inc.	806,400

	Retail-Discounters—1.7%
55,100	Family Dollar Stores, Inc.	1,405,601
21,900	TJX Cos., Inc.	686,127

	Total	2,091,728

	Retail-Mail Order—0.5%
21,900	Lands’ End, Inc.	648,240

	Retail-Restaurants—1.7%
43,400	Brinker International, Inc.	1,245,580
31,400	Wendy’s International, Inc.	795,362

	Total	2,040,942

	Retail-Specialty—0.8%
15,700	Kohl’s Corp.	958,642

	Service-Advertising/Marketing—0.8%
10,600	Omnicom Group, Inc.	931,210

	Service-Commercial & Consumer—3.2%
14,300	Concord EFS, Inc.	665,665
15,000	(1)Convergys Corp.	547,500
32,300	(1)DST Systems, Inc.	1,586,576
21,200	Donnelley (R.R.) & Sons Co.	590,208
12,000	Ecolab, Inc.	453,960

	Total	3,843,909

VISION Mid Cap Stock Fund

Shares		Value

Common Stocks—continued
	Steel—0.9%
80,500	AK Steel Holding Corp.	$ 1,044,085

	Technology—4.1%
19,700	Adobe System, Inc.	884,924
15,800	(1)Cabot Microelectronics Corp.	1,011,516
12,800	First Data Corp., Class	863,232
10,700	General Dynamics Corp.	824,756
15,800	Novellus Systems, Inc.	871,370
20,000	Tektronix, Inc.	484,000

	Total	4,939,798

	Telecommunications Equipment—4.4%
70,600	BroadWing, Inc.	1,750,880
18,500	(1)Comverse Technology, Inc.	1,267,250
14,200	General Motors Corp., Class H	301,750
11,200	Scientific-Atlanta, Inc.	646,576
12,300	Telephone and Data System, Inc.	1,291,500

	Total	5,257,956

	Telephone-Wireless—0.5%
22,500	Sprint PCS Group	576,675

	Tobacco—0.7%
27,300	UST, Inc.	821,730

Shares		Value

Common Stocks—continued
	Transportation—0.8%
17,600	CNF Transportation, Inc.	$ 539,616
15,500	Northwest Airlines Corp., Class A	387,345

	Total	926,961

	Utilities—2.8%
27,400	Allegheny Energy, Inc.	1,401,784
8,500	Exelon Corp.	586,925
29,300	Reliant Energy, Inc.	1,451,815

	Total	3,440,524

	Total Common Stocks (identified cost $103,553,353)	119,844,260

Mutual Funds—0.8%
891,160	Seven Seas Money Market Fund (at net asset value)	891,160

	Total Investments (identified cost $104,444,513)	$120,735,420

(See Notes to Portfolio of Investments)

VISION Large Cap Growth Fund
Portfolio of Investments
April 30, 2001

Shares		Value
Common Stocks—96.9%
	Advertising Agencies—2.2%
8,000	Interpublic Group Cos., Inc.	$ 271,600

	Computers-Services—9.5%
10,300	AOL Time Warner, Inc.	520,150
10,500	Electronic Data Systems Corp.	677,250

	Total	1,197,400

	Consumer Basics—2.4%
5,400	Colgate-Palmolive Co.	301,590

	Consumer Cyclical—5.2%
10,100	Home Depot, Inc.	475,710
7,600	Masco Corp.	174,800

	Total	650,510

	Consumer Non-Cyclical—5.5%
15,900	Pfizer, Inc.	688,470

	Cosmetics & Toiletries—5.1%
6,700	Gillette Co.	190,012
7,500	Procter & Gamble Co.	450,375

	Total	640,387

	Distribution/Wholesale—2.6%
9,500	Costco Wholesale Corp.	331,835

	Diversified—5.1%
13,200	General Electric Co.	640,596

	Electronic Components-Miscellaneous—2.5%
12,100	Solectron Corp.	307,945

	Entertainment—3.2%
13,400	Disney (Walt) Co.	405,350

	Entertainment-Software—1.7%
3,800	Electronic Arts, Inc.	215,156

	Financial Services-Diversified—8.1%
12,200	Citigroup, Inc.	599,630
4,400	Marsh & McLennan Cos., Inc.	424,336

	Total	1,023,966

	Food & Beverage—10.7%
12,900	Coca-Cola Co.	595,851
11,500	McDonald’s Corp.	316,250
9,800	PepsiCo, Inc.	429,338

	Total	1,341,439

Shares or Principal Amount		Value
Common Stocks—continued
	Health Care-Drugs/Pharmaceuticals—10.7%
8,800	Bristol-Myers Squibb Co.	$ 492,800
11,400	Pharmacia Corp.	595,764
6,600	Schering Plough Corp.	254,364

	Total	1,342,928

	Hotels & Motels—3.2%
8,900	Marriott International, Inc., Class A	408,332

	Insurance—4.5%
6,850	American International Group, Inc.	560,330

	Medical Instruments—3.2%
9,100	Medtronic, Inc.	405,860

	Medical Products—4.8%
6,200	Johnson & Johnson	598,176

	Super-Regional Bank-U.S.—2.5%
6,700	Wells Fargo Co.	314,699

	Telecommunication Equipment—3.2%
11,900	Nokia Oyj, Class A, ADR	406,861

	Transportation-Services—1.0%
2,200	United Parcel Service, Inc.	126,505

	Total Common Stocks (identified cost $12,244,632)	12,179,935

(2)Commercial Paper—2.0%
	Financial-Auto Loan—2.0%
$250,000	Ford Motor Credit Company, 4.48%, 5/7/2001 (at amortized cost $249,814)	249,814

Mutual Fund—4.0%
503,868	Seven Seas Money Market Fund (at net asset value)	503,868

	Total Investments (identified cost $12,998,314)	$12,933,617

(See Notes to Portfolio of Investments)

VISION Large Cap Core Fund
(Formerly Governor Established Growth Fund)
Portfolio of Investments
April 30, 2001

Shares		Value
Common Stocks—96.8%
	Aerospace/Defense Equipment—3.1%
50,000	Raytheon Co., Class B	$ 1,476,500
40,000	Tyco International Ltd.	2,134,800
35,000	United Technologies Corp.	2,732,800

	Total	6,344,100

	Autos—0.8%
80,000	General Motors Corp.	1,700,000

	Beverages—1.8%
80,000	Coca-Cola Co.	3,695,200

	Capital Goods—2.0%
15,000	Corning, Inc.	329,550
55,000	Emerson Electric Co.	3,665,750

	Total	3,995,300

	Computer Networks—3.6%
67,000	Cisco Systems, Inc.	1,137,660
115,000	EMC Corp. Mass	4,554,000
50,000	Intel Corp.	1,545,500

	Total	7,237,160

	Computers—6.2%
100,000	Compaq Computer Corp.	1,750,000
20,000	International Business Machines Corp.	2,302,800
80,000	Microsoft Corp.	5,420,000
180,000	Sun Microsystems, Inc.	3,081,600

	Total	12,554,400

	Computers-Services—0.6%
136,100	E.piphany, Inc.	1,235,788

	Computers-Software—2.6%
90,000	Citrix Systems, Inc.	2,556,000
60,000	Computer Associates International, Inc.	1,931,400
50,000	Oracle Corp.	808,000

	Total	5,295,400

	Consumer Products—0.9%
70,000	ConAgra Foods, Inc.	1,456,700
15,000	Lancaster Colony Corp.	452,550

	Total	1,909,250

	Data Processing—1.5%
55,000	Automatic Data Processing, Inc.	2,983,750

	Diversified—4.8%
200,000	General Electric Co.	9,706,000

	Electronic Components—5.2%
90,000	International Rectifier Corp.	4,995,000
70,000	Sanmina Corp.	2,040,500
30,000	Solectron Corp.	763,500
70,000	Texas Instruments, Inc.	2,709,000

	Total	10,508,000

	Financial Services—9.7%
75,000	Citigroup, Inc.	3,686,250

Shares		Value
Common Stocks—continued
	Financial Services—continued
42,130	Fannie Mae	$ 3,381,354
46,500	Morgan, J.P. & Co., Inc.	2,231,070
90,000	Morgan Stanley, Dean Witter & Co.	5,651,100
100,000	Wells Fargo Co.	4,697,000

	Total	19,646,774

	Financial Services-Credit Cards—4.0%
110,000	Capital One Financial Corp.	6,914,600
20,000	Providian Financial Corp.	1,066,000

	Total	7,980,600

	Insurance—1.9%
80,400	Jefferson-Pilot Corp.	3,751,464

	Leisure—0.8%
60,000	Carnival Corp., Class A	1,590,000

	Manufacturing-Diversified—1.2%
31,000	Agilent Technologies, Inc.	1,209,310
13,500	Procter & Gamble Co.	810,675
3,000	SPX Corp.	337,830

	Total	2,357,815

	Medical—5.8%
50,000	Amgen, Inc.	3,057,000
90,000	Medtronic, Inc.	4,014,000
70,000	UnitedHealth Group, Inc.	4,583,600

	Total	11,654,600

	Multimedia—3.7%
85,000	AOL Time Warner, Inc.	4,292,500
60,000	Viacom, Inc., Class B	3,123,600

	Total	7,416,100

	Oil—4.0%
60,000	Exxon Mobil Corp.	5,316,000
47,000	Royal Dutch Petroleum Co., ADR	2,797,910

	Total	8,113,910

	Oil & Gas-Exploration & Production—7.6%
57,000	Burlington Resources, Inc.	2,690,970
100,000	El Paso Corp.	6,880,000
135,000	Williams Cos., Inc. (The)	5,692,950

	Total	15,263,920

	Oil & Gas Extraction—1.1%
33,000	Schlumberger Ltd.	2,187,900

	Oil & Gas-Refining & Marketing—1.4%
86,650	USX Corp.	2,769,334

	Pharmaceuticals—10.4%
36,000	Forest Laboratories, Inc., Class A	2,201,400
57,000	Health Management Association, Class A	1,021,440
35,000	Johnson & Johnson	3,376,800
30,000	Lilly (Eli) & Co.	2,550,000

VISION Large Cap Core Fund
(Formerly Governor Established Growth Fund)

Shares		Value
Common Stocks—continued
	Pharmaceuticals—continued
55,000	Merck & Co., Inc.	$ 4,178,350
125,000	Pfizer, Inc.	5,412,500
60,000	Schering Plough Corp.	2,312,400

	Total	21,052,890

	Real Estate—0.9%
14,970	Archstone Communities Trust	385,927
75,000	Cendant Corp.	1,330,500

	Total	1,716,427

	Retail—4.9%
40,000	CVS Corp.	2,358,000
120,000	Gap (The), Inc.	3,325,200
44,000	Home Depot, Inc.	2,072,400
50,000	Staples, Inc.	813,500
27,000	Wal-Mart Stores, Inc.	1,396,980

	Total	9,966,080

	Retail—Restaurants—0.4%
30,000	Wendy’s International, Inc.	759,900

Shares		Value
Common Stocks—continued
	Telecommunications—5.0%
80,000	AT&T Corp.	$ 1,280,000
50,000	NEXTEL Communications, Inc., Class A	812,500
110,000	Nortel Networks Corp.	1,683,000
95,000	Sprint Corp.	2,031,100
60,000	Sprint PCS Group	1,537,800
41,400	Verizon Communications, Inc.	2,279,898
111,024	Williams Communications Group, Inc.	501,828

	Total	10,126,126

	Utilities—0.9%
43,000	BellSouth Corp.	1,804,280

	Total Common Stocks (identified cost $126,439,629)	195,322,468

Mutual Funds—2.4%
2,148	SSGA US Government Money Market Fund, Series A	2,147
4,859,679	Seven Seas Money Market Fund	4,859,679

	Total Mutual Funds (at net asset value)	4,861,826

	Total Investments (identified cost $131,301,455)	$200,184,294

(See Notes to Portfolio of Investments)
VISION Large Cap Value Fund
Portfolio of Investments
April 30, 2001

Shares		Value
Common Stocks—95.1%
	Aerospace/Defense—2.4%
9,050	Boeing Co.	$ 559,290
12,300	Raytheon Co., Class B	363,219

	Total	922,509

	Aluminum—1.5%
13,568	Alcoa, Inc.	561,715

	Autos—1.0%
13,139	Ford Motor Co.	387,338

	Banking—1.8%
3,500	Bank of America Corp.	196,000
16,600	First Union Corp.	497,502

	Total	693,502

	Banks-Major Regional—4.3%
17,600	Fleet Boston Financial Corp.	675,312
26,692	U.S. Bancorp, Inc.	565,315
8,400	Wells Fargo Co.	394,548

	Total	1,635,175

	Banks-Money Center—1.4%
11,260	Morgan (J.P.) & Co., Inc.	540,255

	Broadcasting-TV, Radio & Cable—1.5%
2,900	Clear Channel Communications, Inc.	161,820
9,300	Comcast Corp., Class A	408,363

	Total	570,183

	Capital Goods—0.9%
15,000	Corning, Inc.	329,550

	Chemicals—0.7%
5,600	Du Pont (E.I.) de Nemours & Co.	253,064

	Communications Equipment—0.4%
18,500	ADC Telecommunications, Inc.	138,935

	Computers-Hardware—1.4%
11,000	Compaq Computer Corp.	192,500
8,900	Electronics for Imaging, Inc.	247,420
3,200	Hewlett-Packard Co.	90,976

	Total	530,896

	Computers-Services—0.9%
26,650	E.piphany, Inc.	241,982
1,770	Electronic Data Systems Corp.	114,165

	Total	356,147

	Computers-Software—2.1%
4,700	Microsoft Corp.	318,425
22,000	Macromedia, Inc.	498,520

	Total	816,945

	Consumer Finance—0.4%
3,900	Countrywide Credit Industries, Inc.	166,413

	Cosmetics & Toiletries—1.2%
7,500	Kimberly-Clark Corp.	445,500

Shares		Value
Common Stocks—continued
	Distributors-Food & Health—0.3%
1,875	Cardinal Health, Inc.	$ 126,375

	Electric Companies—2.5%
4,000	Duke Energy Corp.	187,040
9,000	TXU Corp.	395,640
12,400	Xcel Energy, Inc.	386,880

	Total	969,560

	Electronic Components—3.7%
9,400	International Rectifier Corp.	521,700
13,200	Solectron Corp.	335,940
4,500	Symbol Technologies, Inc.	141,750
10,500	Texas Instruments, Inc.	406,350

	Total	1,405,740

	Entertainment—1.3%
15,850	Disney (Walt) Co.	479,462

	Financial Services-Credit Card—1.0%
11,200	MBNA Corp.	399,280

	Financial Services-Diversified—8.2%
30,333	Citigroup, Inc.	1,490,867
4,500	Fannie Mae	361,170
5,350	Hartford Financial Services Group, Inc.	332,235
8,700	Morgan Stanley, Dean Witter & Co.	546,273
10,200	SEI Investments Co.	409,122

	Total	3,139,667

	Home Building—1.4%
18,000	KB HOME	543,960

	Housewares—0.8%
11,600	Newell Rubbermaid, Inc.	312,736

	Insurance—5.2%
11,645	Allmerica Financial Corp.	588,073
20,775	Jefferson-Pilot Corp.	969,362
13,500	Protective Life Corp.	403,920

	Total	1,961,355

	Leisure—0.7%
10,000	Carnival Corp., Class A	265,000

	Leisure Time-Products—1.4%
33,900	Mattel, Inc.	547,485

	Manufacturing-Diversified—3.9%
14,350	Agilent Technologies, Inc.	559,794
6,300	Honeywell International, Inc.	307,944
11,300	Tyco International Ltd.	603,081

	Total	1,470,819

	Multimedia—1.7%
12,100	Viacom, Inc., Class B	629,926

	Natural Gas-Distribution-Pipe Line—1.0%
14,500	MCN Energy Group, Inc.	381,060

VISION Large Cap Value Fund

Shares		Value
Common Stocks—continued
	Office Equipment & Supplies—0.8%
7,500	Pitney Bowes, Inc.	$ 285,525

	Oil—5.1%
9,200	Chevron Corp.	888,352
11,937	Exxon Mobil Corp.	1,057,618

	Total	1,945,970

	Oil & Gas-Exploration & Production—5.7%
6,300	Apache Corp.	402,948
16,800	Burlington Resources, Inc.	793,128
7,503	El Paso Corp	516,206
10,800	Williams Cos., Inc. (The)	455,436

	Total	2,167,718

	Oil & Gas-Refining & Marketing—4.4%
25,000	Conoco, Inc., Class B	760,500
28,900	USX Corp.	923,644

	Total	1,684,144

	Pharmaceuticals—2.9%
39,000	Health Management Association, Class A	698,880
15,600	ICN Pharmaceuticals, Inc.	399,672

	Total	1,098,552

	Real Estate—1.3%
19,000	Archstone Communities Trust	489,820

	Retail—1.0%
14,100	Gap (The), Inc.	390,711

	Retail-Restaurants—1.8%
10,100	McDonald’s Corp.	277,750
16,600	Wendy’s International, Inc.	420,478

	Total	698,228

	Retail-Specialty—0.7%
16,800	Staples, Inc.	273,336

	Service-Commercial & Consumer—3.3%
47,500	Cendant Corp.	842,650
24,600	Dycom Industries, Inc.	404,178

	Total	1,246,828

Shares		Value
Common Stocks—continued
	Telecommunications—1.1%
6,700	NEXTEL Communications, Inc., Class A	$ 108,875
18,400	Nortel Networks Corp.	281,520
8,882	Williams Communications Group, Inc.	40,146

	Total	430,541

	Telecommunications Equipment—0.9%
6,905	General Motors Corp., Class H	146,731
3,600	Scientific-Atlanta, Inc.	207,828

	Total	354,559

	Telecommunication Services—0.4%
11,800	Global Crossing Ltd.	147,854

	Telephone—4.7%
6,600	Alltel Corp.	360,426
10,200	SBC Communications, Inc.	420,750
17,980	Verizon Communications, Inc.	990,159

	Total	1,771,335

	Telephone-Long Distance—1.5%
24,944	AT&T Corp.	555,752

	Tobacco—2.0%
14,900	Philip Morris Cos., Inc.	746,639

	Transportation—0.8%
6,600	Delta Air Lines, Inc.	290,598

	Utilities—1.7%
15,400	BellSouth Corp.	646,184

	Total Common Stocks (identified cost $32,880,243)	36,204,846

Mutual Funds—4.8%
84,738	SSGA US Government Money Market Fund, Series A	84,738
1,745,727	Seven Seas Money Market Fund	1,745,727

	Total Mutual Funds (at net asset value)	1,830,465

	Total Investments (identified cost $34,710,708)	$38,035,311

(See Notes to Portfolio of Investments)
VISION Managed Allocation Fund — Aggressive Growth
(Formerly Governor Lifestyle Growth Fund)
Portfolio of Investments
April 30, 2001

Shares		Value
Mutual Funds—99.8%
	Equity Funds—85.7%
24,490	VISION International Equity Fund, Class A	$ 236,577
30,726	VISION Large Cap Core Fund, Class A	319,553
27,877	VISION Large Cap Growth Fund, Class A	238,071
19,902	VISION Large Cap Value Fund, Class A	238,022
14,364	VISION Mid Cap Stock Fund, Class A	208,419
15,945	VISION Small Cap Stock Fund, Class A	159,768

	Total	1,400,410

Shares		Value
Mutual Funds—continued
	Fixed Income Funds—8.7%
15,007	VISION U.S. Government Securities Fund	$ 141,665

	Money Market Funds—5.4%
89,017	VISION Money Market Fund	89,017

	Total Investments (identified cost $1,752,215)	$1,631,092

(See Notes to Portfolio of Investments)
VISION Managed Allocation Fund — Moderate Growth
(Formerly Governor Lifestyle Moderate Growth Fund)
Portfolio of Investments
April 30, 2001

Shares		Value
Mutual Funds—97.5%
	Equity Funds—55.8%
15,165	Vision International Equity Fund, Class A	$ 146,492
17,833	Vision Large Cap Core Fund, Class A	185,459
21,575	Vision Large Cap Growth Fund, Class A	184,251
21,562	Vision Large Cap Value Fund, Class A	257,885
12,826	Vision Mid Cap Stock Fund, Class A	186,112
11,106	Vision Small Cap Stock Fund, Class A	111,281

	Total	1,071,480

Shares		Value
Mutual Funds—continued
	Fixed Income Funds—33.3%
13,076	Vision Institutional Limited Duration U.S. Government Fund, Class A	$ 128,472
15,423	Vision Intermediate Term Bond Fund, Class A	145,895
38,712	Vision U.S. Government Securities Fund, Class A	365,442

	Total	639,809

	Money Market Fund—8.4%
160,043	Vision Institutional Prime Money Market Fund	160,043

	Total Investments (identified cost $1,908,513)	$1,871,332

(See Notes to Portfolio of Investments)
VISION Managed Allocation Fund — Conservative Growth
(Formerly Governor Lifestyle Conservative Growth Fund)
Portfolio of Investments
April 30, 2001

Shares		Value
Mutual Funds—98.5%
	Equity Funds—20.5%
1,638	VISION International Equity Fund, Class A	$ 15,824
2,311	VISION Large Cap Core Fund, Class A	24,032
2,661	VISION Large Cap Value Fund, Class A	31,831
1,999	VISION Small Cap Stock Fund, Class A	20,034

	Total	91,721

Shares		Value
Mutual Funds—continued
	Fixed Income Funds—59.1%
10,895	VISION Institutional Limited Duration U.S. Government Fund, Class A	$106,879
4,167	VISION Intermediate Term Bond Fund, Class A	39,424
12,553	VISION U.S. Government Securities Fund	118,503

	Total	264,806

	Money Market Funds—18.9%
84,634	VISION Institutional Prime Money Market Fund	84,634

	Total Investments (identified cost $441,355)	$441,161

(See Notes to Portfolio of Investments)
VISION New York Municipal Income Fund
Portfolio of Investments
April 30, 2001

Principal Amount		Credit Rating*	Value
(3)Long-Term Municipals—97.0%
	New York—92.3%
$ 45,000	34th Street Partnership, Inc., NY, 5.50% (Original Issue Yield: 5.613%), 1/1/2023	NR/A1	$ 45,004
200,000	Albany, NY, Housing Authority, Revenue Bonds, 5.20% (KeyBank, N.A. LOC), 12/1/2013	NR/Aa3	200,854
150,000	Albany, NY, Housing Authority, Revenue Bonds, 5.40% (KeyBank, N.A. LOC), 12/1/2018	NR/Aa3	147,321
200,000	Albany, NY, Housing Authority, Revenue Bonds, 5.50% (KeyBank, N.A. LOC), 12/1/2028	NR/Aa3	196,094
25,000	Alden Central School District, NY, GO UT, 6.25% (AMBAC INS)/(Original Issue Yield: 6.40%), 6/15/2009	AAA/Aaa	28,193
525,000	Allegany County, NY, IDA, Revenue Bonds, 6.625% (Atlantic Richfield Co.)/ (Original Issue Yield: 6.625%), 9/1/2016	AA+/Aa2	550,247
500,000	Appleridge Retirement Community, Revenue Bonds, 5.60% (GNMA Collateralized Home Mortgage Program)/ (GNMA COL), 9/1/2021	NR/Aaa	507,920
10,000	Batavia, NY, GO UT, 6.55% (MBIA INS)/(Original Issue Yield: 6.60%), 5/1/2005	AAA/Aaa	10,952
10,000	Brighton, NY, 8.00% (MBIA INS), 10/15/2002	AAA/Aaa	10,649
50,000	Brockport, NY, Central School District, GO UT, 5.40% (Original Issue Yield: 5.55%), 6/15/2011	AAA/Aaa	52,002
50,000	Broome County, NY, Certificate of Participation, 5.25% (MBIA INS)/ (Original Issue Yield: 5.578%), 4/1/2022		49,156
1,225,000	Buffalo, NY, 5.25%, (FGIC INS), 12/1/2015	AAA/Aaa	1,262,044
10,000	Buffalo & Fort Erie, NY, Public Bridge Authority, 6.00% (MBIA INS)/ (Original Issue Yield: 5.05%), 1/1/2004	AAA/Aaa	10,588
30,000	Carmel, NY, 6.30%, 11/15/2011	NR/Aa3	34,563
Principal Amount		Credit Rating*	Value
(3)Long-Term Municipals—continued
	New York—continued
$ 25,000	Chautauqua County, NY, 7.30% (FGIC INS), 4/1/2006	AAA/Aaa	$ 28,650
100,000	Cheektowaga, NY, Central School District, GO UT, 5.875% (FGIC INS)/ (Original Issue Yield: 5.95%), 6/1/2014	NR/Aaa	106,718
30,000	Cherry Valley Springfield, NY, Central School District, School Improvement Bonds, 7.80%, 5/1/2011	AAA/Aaa	37,920
25,000	East Irondequoit, NY, Central School District, GO UT, 6.90%, 12/1/2002	NR/A2	26,262
50,000	Erie County, NY, Water Authority, (Series A), 6.00% (AMBAC INS)/(Original Issue Yield: 7.25%), 12/1/2008	AAA/Aaa	54,491
20,000	Frontier, NY, Central School District, Hamburg Township, GO UT, 9.50% (MBIA INS)/(Original Issue Yield: 9.50%), 6/1/2002	AAA/Aaa	21,301
30,000	Greece, NY, GO UT, 6.25% (AMBAC INS), 12/1/2007	AAA/Aaa	33,716
25,000	Hilton Central School District, NY, GO UT, 6.85%, 6/15/2001	NR/A2	25,106
125,000	Holiday Square Housing Development Corp., NY, Section 8 Assisted Project, 5.80% (Holiday Square Management Co.)/(FNMA COL)/(Original Issue Yield: 5.943%), 1/15/2024	NR/Aaa	125,216
20,000	Holland, NY, Central School District, GO UT, 6.00% (FGIC INS)/(Original Issue Yield: 5.50%), 6/15/2003	AAA/Aaa	20,945
25,000	Housing Corp., NY, Refunding Revenue Bonds, 5.00% (Original Issue Yield: 5.60%), 11/1/2013	AAA/Aa3	25,125
100,000	Housing Corp., NY, Refunding Revenue Bonds, 5.00% (Original Issue Yield: 5.65%), 11/1/2018	AAA/Aa3	96,771
15,000	Irondequoit, NY, 6.80% (Original Issue Yield: 7.20%), 3/1/2011	NR/A2	17,711

VISION New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
(3)Long-Term Municipals—continued
	New York—continued
$ 600,000	Jamestown, NY, (Series A), 7.00% (AMBAC INS)/ (Original Issue Yield: 7.05%), 3/15/2007	AAA/Aaa	$ 689,820
600,000	Jamestown, NY, GO UT (Series A), 7.00% (Original Issue Yield: 7.05%), 3/15/2008	AAA/Aaa	697,632
20,000	Kenmore, NY, GO UT, 6.35% (MBIA INS), 10/15/2009	AAA/Aaa	22,816
50,000	Lakewood, NY, GO UT, Public Improvement Bonds, 5.50% (Original Issue Yield: 5.70%), 4/1/2012	NR/Baa1	51,226
495,000	Liverpool, NY, Central School District, GO UT, 6.50%, 7/15/2004	AAA/Aaa	537,862
1,000,000	Mahopac, NY, Central School District, GO UT, (Series C) Bonds, 5.30% (Original Issue Yield: 5.35%), 6/1/2018	NR/Aaa	1,013,770
250,000	Metropolitan Transportation Authority, NY, (Series A) Revenue Bonds, 4.80% (Original Issue Yield: 4.87%), 4/1/2012	AAA/Aaa	253,520
100,000	Monroe County, NY, GO UT, Public Improvement Bonds, 5.50% (Original Issue Yield: 5.60%), 6/1/2009	AA/Aa2	106,255
610,000	Monroe County, NY, GO UT, Public Improvement Bonds, 6.00% (Original Issue Yield: 5.34%), 3/1/2016	AA/Aa2	677,045
25,000	Monroe County, NY, GO UT, Public Improvement Bonds, 6.05% (AMBAC INS)/(United States Treasury PRF)/(Original Issue Yield: 6.049%), (6/1/2004 @102)	AAA/Aaa	27,240
25,000	Monroe County, NY, IDA, Revenue Bonds, 5.80% (Nazareth College)/(MBIA INS)/(Original Issue Yield: 5.799%), 6/1/2010	AAA/Aaa	26,631
25,000	Monroe Woodbury, NY, Center School District, GO UT, 6.70% (FGIC INS), 11/15/2010	AAA/Aaa	27,214
Principal Amount		Credit Rating*	Value
(3)Long-Term Municipals—continued
	New York—continued
$ 870,000	Municipal Assistance Corp. of Troy, NY, Refunding Revenue Bonds (Series A), 5.00% (Original Issue Yield: 5.40%), 1/15/2010	AAA/Aaa	$ 899,441
375,000	Nassau County, NY, GO UT, 6.05% (FGIC INS)/ (Original Issue Yield: 6.15%), 5/15/2004	AAA/Aaa	391,057
800,000	Nassau County, NY, GO UT, (Series A), 6.50% (FGIC INS)/(Original Issue Yield: 4.85%), 5/1/2006	AAA/Aaa	888,152
500,000	Nassau County, NY, GO UT, (Series F), 7.00% (FSA INS), 3/1/2010	AAA/Aaa	590,070
500,000	Nassau County, NY, GO UT, (Series X), 8.00% (MBIA INS)/(Original Issue Yield: 8.40%), 11/1/2004	AAA/Aaa	568,005
500,000	Nassau County, NY, (Series A), Special Tax, Revenue Bonds, 5.75% (Original Issue Yield: 5.18%), 11/15/2013	AA-/Aa3	535,020
50,000	New York City Housing Development Corp., Revenue Refunding Bonds, 5.85% (FHA INS), 5/1/2026	AA/Aa2	50,550
100,000	New York City Housing Development Corp., (Series A), 7.35% (FHA INS)/ (Original Issue Yield: 7.349%), 6/1/2019	AAA/NR	102,205
1,000,000	New York City Municipal Water Finance Authority, (Series C), 5.125% (Original Issue Yield: 5.43%), 6/15/2033	AA/Aa2	953,080
700,000	New York City, NY, GO UT, 8.25% (Original Issue Yield: 8.40%), 6/1/2006	A/A2	828,296
435,000	New York City, NY, GO UT, (Series B) Refunding Bonds, 5.80% (Original Issue Yield: 5.88%), 8/1/2013	A/A2	468,708
800,000	New York City, NY, GO UT, (Series C), 5.50%, 8/15/2008	A/A2	855,616
230,000	New York City, NY, GO UT, (Series I), 6.25% (Original Issue Yield: 5.85%), 4/15/2006	A/A2	251,710

VISION New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
(3)Long-Term Municipals—continued
	New York—continued
$ 500,000	New York City, NY, GO UT, (Series L) Refunding Bonds, 8.00%, 8/1/2006	AAA/Aaa	$ 592,170
1,160,000	New York City, NY, IDA, Revenue Bonds, 5.65% (United Air Lines)/ (Original Issue Yield: 5.682%), 10/1/2032	BB+/Baa3	1,027,864
1,760,000	New York City, NY, IDA, Revenue Bonds, 5.85% (Nightingale-Bamford School Project)/(Original Issue Yield: 5.85%), 1/15/2020	A/A2	1,801,853
1,000,000	New York City, NY, IDA, Revenue Bonds, 6.00% (Terminal One Group Association)/(Original Issue Yield: 6.40%), 1/1/2015	A-/A3	1,037,110
1,450,000	New York City, NY, (Series B1), 7.20% (Original Issue Yield: 7.30%), 8/15/2008	A/A2	1,621,492
1,060,000	New York City, NY, (Series J), 6.125%, 8/1/2011	A/A2	1,151,192
595,000	New York City, NY, Transit Authority Metropolitan Transportation Authority Triborough Bridge and Tunnel Authority, Refunding Revenue Bond, 5.40% (FSA INS)/ (Original Issue Yield: 5.53%), 1/1/2018		615,176
1,500,000	New York City, NY, Transitional Finance Authority, Public Improvement Revenue Bonds, (Series C), 5.00% (Original Issue Yield: 5.23%), 5/1/2026	AA+/Aa2	1,417,230
1,250,000	New York City, NY, Transitional Finance Authority, Revenue Bonds, (Series A), 5.75% (Original Issue Yield: 5.19%), 2/15/2015	AA+/Aa2	1,337,388
500,000	New York City, NY, Transitional Finance Authority Revenue Bonds, (Series B), 6.125% (Original Issue Yield: 5.84%), 11/15/2015	AA+/Aa2	553,510
Principal Amount		Credit Rating*	Value
(3)Long-Term Municipals—continued
	New York—continued
$ 1,500,000	New York State Dormitory Authority, Health, Hospital, Nursing Home Improvement Revenue Bonds, 5.10% (AMBAC INS), 2/1/2019	NR/Aaa	$ 1,456,395
1,550,000	New York State Dormitory Authority, Refunding Revenue Bonds (Series A), 5.00% (University of Rochester, NY)/(Original Issue Yield: 5.15%), 7/1/2018	AAA/Aaa	1,517,543
20,000	New York State Dormitory Authority, Refunding Revenue Bonds (Series B), 5.25% (Original Issue Yield: 5.75%), 5/15/2019	AA-/A3	20,081
1,000,000	New York State Dormitory Authority, Refunding Revenue Bonds, 5.30%, 7/1/2008	AAA/Aaa	1,054,450
70,000	New York State Dormitory Authority, Refunding Revenue Bonds, 5.75% (FGIC INS)/(Original Issue Yield: 6.00%), 7/1/2013	AAA/Aaa	76,646
505,000	New York State Dormitory Authority, Refunding Revenue Bonds, 6.00% (Connie Lee LOC)/ (Original Issue Yield: 4.875%), 7/1/2008	AAA/NR	555,323
1,000,000	New York State Dormitory Authority, Refunding Revenue Bonds, 6.10% (Asset Guaranty LOC)/ (Original Issue Yield: 6.20%), Prerefunded 7/01/02 @ 102	AA/NR	1,051,350
115,000	New York State Dormitory Authority, Refunding Revenue Bonds, 7.15% (R & J Jewish Geriatric Center)/(FHA INS), 8/1/2014	AAA/NR	127,158
20,000	New York State Dormitory Authority, Revenue Bonds, 5.00% (Rochester University-Strong Memorial Hospital), 7/1/2005	AAA/NR	20,983
500,000	New York State Dormitory Authority, Revenue Bonds, 5.00% (AMBAC INS)/ (Original Issue Yield: 5.11%), 7/1/2014	AAA/Aaa	504,930

VISION New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
(3)Long-Term Municipals—continued
	New York—continued
$ 1,000,000	New York State Dormitory Authority, Revenue Bonds, 5.25% (State University of New York)/(Original Issue Yield: 4.35%), 5/15/2001	AA-/A3	$ 1,000,830
185,000	New York State Dormitory Authority, Revenue Bonds, 5.85% (Arden Hill)/(FHA INS), 8/1/2026	AAA/NR	191,525
440,000	New York State Dormitory Authority, Revenue Bonds, 5.85% (Wesley Health System)/(FHA INS), 8/1/2026	AAA/NR	455,519
100,000	New York State Dormitory Authority, Revenue Bonds, 6.00% (State University of New York), 5/15/2008	AA-/A3	110,009
1,000,000	New York State Dormitory Authority, Revenue Bonds, 6.05% (Lutheran Center at Poughkeepsie)/(Key Bank of New York LOC)/ (Original Issue Yield: 6.08%), 7/1/2026	NR/Aa3	1,047,700
425,000	New York State Dormitory Authority, Revenue Bonds, (Series C), 7.375% (Original Issue Yield: 7.471%), 5/15/2010		517,229
1,575,000	New York State Dormitory Authority, Revenue Bonds, (Series C), 7.375% (Original Issue Yield: 7.471%), 5/15/2010		1,824,370
2,000,000	New York State Dormitory Authority, Revenue Bonds, 7.50%, 5/15/2013	AA-/A3	2,471,820
275,000	New York State Dormitory Authority, Schools Program, 5.10% (Original Issue Yield: 5.14%), 7/1/2011	AA-/Baa1	284,356
50,000	New York State Dormitory Authority, State University Educational Facilities Revenue Bonds, (Series A), 5.50% (Original Issue Yield: 5.90%), 5/15/2013	AA-/A3	53,054
Principal Amount		Credit Rating*	Value
(3)Long-Term Municipals—continued
	New York—continued
$ 545,000	New York State Environmental Facilities Corp., 5.00%, 10/15/2015	AAA/Aaa	$ 547,856
150,000	New York State Environmental Facilities Corp., PCRB, 5.20%, 5/15/2014	AAA/Aaa	155,394
1,055,000	New York State Environmental Facilities Corp., (Series C) PCRB, 5.85%, 1/15/2015	AAA/Aaa	1,118,479
25,000	New York State Environmental Facilities Corp., Solid Waste Disposal Revenue Bonds (Series A), 5.70% (Occidental Petroleum Corp.)/(Original Issue Yield: 5.75%), 9/1/2028	BBB-/Baa3	23,964
110,000	New York State HFA, Refunding Revenue Bonds, 7.90% (United States Treasury COL), 11/1/2006	AAA/#Aaa	123,697
170,000	New York State HFA, Refunding Revenue Bonds, 8.00% (Original Issue Yield: 8.079%), 11/1/2008	A/A3	171,853
25,000	New York State HFA, (Series A), 6.90%, 8/15/2007	NR/Aa1	26,140
635,000	New York State HFA, Prerefunded Revenue Bonds, (Series A), 6.25% (Original Issue Yield: 6.35%), 9/15/2010		714,096
885,000	New York State HFA, Prerefunded Revenue Bonds, (Series A) , 6.375% (Original Issue Yield: 6.45%), 9/15/2015		1,001,130
365,000	New York State HFA, Unrefunded Revenue Bonds, (Series A), 6.25% (Original Issue Yield: 6.35%), 9/15/2010		395,109
1,000,000	New York State Local Government Assistance Corp., (Series A), 6.00% (Original Issue Yield: 6.106%), 4/1/2016	AA-/A3	1,055,480
1,250,000	New York State Local Government Assistance Corp., Refunding Revenue Bonds, 5.125%, (Series B), (Original Issue Yield: 5.001%), 4/1/2013	AAA/Aaa	1,281,425

VISION New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
(3)Long-Term Municipals—continued
	New York—continued
$ 30,000	New York State Medical Care Facilities Finance Agency, Hospital & Nursing Home Revenue Bonds (Series B), 6.00% (Buffalo General Hospital)/(FHA INS)/ (Original Issue Yield: 6.218%), 8/15/2014	AAA/NR	$ 31,534
25,000	New York State Medical Care Facilities Finance Agency, Refunding Revenue Bonds, 5.75% (FHA INS)/ (Original Issue Yield: 5.85%), 2/15/2008	AAA/NR	26,451
35,000	New York State Medical Care Facilities Finance Agency, Revenue Bonds, (Series C), 7.00%, 8/15/2003	AA-/Aa2	36,018
750,000	New York State Power Authority, Revenue Bonds, (Series A), 5.25% (Original Issue Yield: 5.38%), 11/15/2030	AA-/Aa2	736,178
1,000,000	New York State Thruway Authority, (Series A), 5.125% (Original Issue Yield: 4.601%), 4/1/2011	AAA/Aaa	1,045,180
1,000,000	New York State Thruway Authority, Highway & Bridge Transportation Fund Revenue Bonds, (Series A), 6.00% (Original Issue Yield: 5.69%), 4/1/2015	AAA/Aaa	1,093,890
1,415,000	New York State Thruway Authority, Refunding Revenue Bonds, (Series E), 5.00% (Original Issue Yield: 5.17%), 1/1/2025	AA-/Aa3	1,337,783
1,000,000	New York State, GO UT, 5.25% (New York State HFA)/ (Original Issue Yield: 5.036%), 9/15/2013		1,033,980
1,500,000	New York State Urban Development Corp., Refunding Revenue Bonds, 5.75% (Original Issue Yield: 5.35%), 7/1/2009	AAA/Aaa	1,617,660
25,000	Niagara Falls, NY, Bridge Commission, (Series B), 5.25% (FGIC INS)/ (Original Issue Yield: 5.35%), 10/1/2015	AAA/Aaa	25,988
175,000	Niagara County, NY, GO UT, 7.10% (MBIA INS), 2/15/2010	AAA/Aaa	208,493
Principal Amount		Credit Rating*	Value
(3)Long-Term Municipals—continued
	New York—continued
$ 235,000	Niagara County, NY, GO UT, (Series A), 5.25% (MBIA INS), 8/15/2012	AAA/NR	$ 248,000
20,000	Niagara Frontier Transportation Authority, Revenue Bonds, 6.00% (Greater Buffalo International Airport)/ (AMBAC INS)/ (Original Issue Yield: 6.15%), 4/1/2007	AAA/Aaa	21,239
1,000,000	North Babylon Unified Free School District, NY, (Series A), 5.50% (FGIC INS)/(Original Issue Yield: 5.57%), 2/15/2017	NR/Aaa	1,031,610
400,000	Oneida, NY, Health Care Corp., Revenue Bonds (Series A), 7.20% (FHA INS), 8/1/2031	AA/NR	410,336
75,000	Onondaga County, NY, GO UT, 8.80% (Original Issue Yield: 9.20%), 3/15/2003	NR/Aa2	82,026
85,000	Onondaga County, NY, IDA, University and College Improvements Revenue Bonds, 5.00%, 3/1/2009	NR/Baa2	83,136
1,580,000	Orange County, NY, GO UT, 5.10% (Original Issue Yield: 5.29%), 7/15/2019	NR/Aa1	1,567,850
25,000	Orchard Park, NY, Central School District, GO UT, 6.50% (FGIC INS)/ (Original Issue Yield: 6.25%), 6/1/2002		25,568
25,000	Ossining Village, NY, 8.10% (FGIC INS), 7/15/2001	AAA/Aaa	25,252
50,000	Penfield, NY, Central School District, GO UT, 5.20% (Original Issue Yield: 5.40%), 6/15/2010	AAA/Aaa	51,665
25,000	Perry Central School District, NY, GO UT, 5.10% (MBIA INS), 6/15/2001	AAA/Aaa	25,055
25,000	Putnam County, NY, GO UT, 7.10%, 8/15/2002	NR/Aa2	26,210
170,000	Riverton Housing Corp., Revenue Bonds, 6.65% (FHA INS), 8/1/2024	AA-/NR	182,400
15,000	Rochester, NY, GO UT, 6.00% (Original Issue Yield: 6.40%), 8/1/2001	AA/A2	15,102

VISION New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
(3)Long-Term Municipals—continued
	New York—continued
$ 645,000	Rome, NY, City School District, GO UT, 5.50% (FSA INS)/(Original Issue Yield: 5.24%), 6/15/2012	NR/Aaa	$ 685,925
20,000	Saugerties, NY, GO UT, 5.375% (FSA INS)/ (Original Issue Yield: 5.70%), 6/15/2015	NR/Aaa	21,105
155,000	Schenectady, NY, IDA, (Series A), 5.45% (Union College)/(AMBAC INS)/ (Original Issue Yield: 5.467%), 12/1/2029	NR/Aaa	155,772
10,000	Spackenkill, NY Unified Free School District, GO UT, 6.125%, 9/15/2014	NR/A1	11,222
10,000	Springville, NY, GO UT Refunding Bonds, 7.90%, 8/1/2003	NR/Baa1	10,810
1,000,000	Suffolk County, NY, GO UT (Series A) Recreational Facilities, 5.25% (FGIC INS)/ (Original Issue Yield: 4.92%), 8/1/2013	AAA/Aaa	1,049,290
225,000	Syracuse, NY, GO UT (Series A) Refunding Bonds, 5.125%, 2/15/2009	BBB/Baa1	231,977
500,000	TSASC, Inc. NY, Cash Flow Management, Public Improvement Revenue Bonds, 6.25%, 7/15/2027		516,365
65,000	Tompkins County, NY, GO UT (Series B), 5.625% (Original Issue Yield: 5.80%), 9/15/2013	NR/Aa2	67,414
1,000,000	Tompkins County, NY, IDA, Revenue Bonds, 6.05% (Ithacare Center Project)/(FHA INS), 2/1/2017	AAA/NR	1,058,480
290,000	Tompkins, NY, Health Care Corp., 10.80% (Reconditioning Hane, Inc. Project)/(FHA INS), 2/1/2028	A/NR	346,846
285,000	Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, 6.75% (Original Issue Yield: 6.821%), 1/1/2009	A+/Aa3	323,709
Principal Amount		Credit Rating*	Value
(3)Long-Term Municipals—continued
	New York—continued
$ 540,000	Triborough Bridge & Tunnel Authority, NY, (Series Y) General Purpose Revenue Bonds, 5.50% (Original Issue Yield: 6.16%), 1/1/2017	A+/Aa3	$ 571,590
3,500,000	Triborough Bridge & Tunnel Authority, NY, (Series Y) Refunding Revenue Bonds, 6.125% (CapMAC Holdings, Inc.)/ (CapMAC Holdings, Inc. LOC)/(Original Issue Yield: 6.20%), 1/1/2021	AAA/Aaa	3,902,395
50,000	Union Endicott, NY, Central School District, GO UT (Series A), 5.50% (FSA INS)/ (Original Issue Yield: 5.55%), 7/15/2010	AAA/Aaa	52,378
320,000	Utica, NY, Industrial Development Agency Civic Facility, (Series A), 5.375% (Munson Williams Proctor)/ (Original Issue Yield: 5.45%), 7/15/2019	NR/Aa3	318,867
270,000	Utica, NY, Industrial Development Agency Civic Facility, (Series A) Revenue Bonds, 5.50% (Munson Williams Proctor), 7/15/2029	NR/Aa3	269,784
15,000	Warwick Valley, NY, Central School District, GO UT, 6.55% (FGIC INS)/ (Original Issue Yield: 6.70%), 6/1/2008	AAA/Aaa	17,086
1,000,000	Webster, NY, Central School District, GO UT, 5.125% (FGIC INS)/ (Original Issue Yield: 5.40%), 6/15/2019	NR/Aaa	992,940
50,000	West Seneca, NY, Central School District, GO UT, 5.625% (FGIC INS)/ (Original Issue Yield: 5.70%), 6/15/2011	AAA/Aaa	52,933
30,000	Westchester County, NY, GO UT, 6.60% (Original Issue Yield: 6.90%), 5/1/2010	AAA/Aaa	34,826
25,000	Westchester County, NY, GO UT, 6.70% (Original Issue Yield: 6.75%), 11/1/2007	AAA/Aaa	28,886

	Total		69,058,543

VISION New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
(3)Long-Term Municipals—continued
	Guam—4.4%
$ 3,200,000	Guam Housing Corp., State Single Family Housing Revenue Bonds, 5.75%, 9/1/2031	AAA/NR	$ 3,331,648

	Puerto Rico—0.3%
165,000	Puerto Rico Industrial, Medical & Environmental PCA, Industrial Improvement Revenue Bonds, 6.50% (Abbott Laboratories), 7/1/2009	NR/Aa1	165,455
25,000	Puerto Rico Industrial, Medical & Environmental PCA, Revenue Bonds, 5.10% (American Home Products Corp.)/(Original Issue Yield: 5.30%), 12/1/2018	NR/A3	23,770

	Total		189,225

	Total Long-Term Municipals (identified cost 71,702,492)		72,579,416

Principal Amount		Credit Rating*	Value
Short-Term Municipals—5.9%
$ 900,000	New York City, NY, (Series 1994A) Daily VRDNs (Chase Manhattan Bank, New York LOC)	AA-/Aa3	$ 900,000
200,000	New York City, NY, (Series B—Subseries B3) Daily VRDNs (AMBAC GTD)/(MBIA INS)	AAA/Aaa	200,000
2,300,000	New York City, NY, (Series E6) Daily VRDNs (FGIC Securities Purchase, Inc. LIQ)/(FGIC INS)	AAA/Aaa	2,300,000
1,000,000	New York City, NY, (Subseries A-8) Daily VRDNs (Morgan Guaranty Trust Co., New York LOC)	AAA/Aa1	1,000,000

	Total Short-Term Municipals (at amortized cost)		4,400,000

	Total Investments (identified cost $76,102,492)		$76,979,416

(See Notes to Portfolio of Investments)
VISION Pennsylvania Municipal Income Fund
(Formerly Governor Pennsylvania Municipal Bond Fund)
Portfolio of Investments
April 30, 2001

Principal Amount		Credit Rating(5)	Value
(3)Long-Term Municipals—97.0%
	Pennsylvania—97.0%
$1,185,000	Adams County, PA, GO UT, 5.30% (FGIC INS)/ (Original Issue Yield: 5.42%), 11/15/2019	AAA/Aaa	$ 1,184,277
1,365,000	Allegheny County, PA, GO UT Refunding Bonds (Series C-53), 5.40% (FGIC INS)/ (Original Issue Yield: 5.44%), 11/1/2019	AAA/Aaa	1,376,439
1,450,000	Allegheny County, PA, Airport, Refunding Revenue Bonds, (Series A-1), (Pittsburgh International Airport), 5.75% (MBIA INS)/ (Original Issue Yield: 4.85%), 1/1/2006	AAA/Aaa	1,533,912
2,500,000	Allegheny County, PA, Port Authority Special Revenue Bonds, 6.00% (MBIA INS)/ (Original Issue Yield: 6.125%), 3/1/2024	AAA/Aaa	2,788,225
2,000,000	Allegheny County, PA, Refunding Revenue Bonds (Series 1999 A-1), 5.75% (Pittsburgh International Airport), 1/1/2010	AAA/Aaa	2,128,200
1,025,000	Antrim Township, PA, Municipal Authority, Sewer Improvement Revenue Bonds, 5.60% (FGIC INS)/ (Original Issue Yield: 5.625%), 7/1/2023	AAA/Aaa	1,038,930
1,210,000	Belle Vernon, PA, Area School District, GO UT, 6.00% (FGIC INS)/ (Original Issue Yield: 6.09%), 4/1/2021	AAA/Aaa	1,342,071
1,330,000	Berks County, PA, Municipal Authority, Revenue Bonds, 7.10% (FGIC INS)/(Original Issue Yield: 7.226%), 5/15/2022	AAA/Aaa	1,459,609
1,065,000	Bethlehem, PA, Water Authority, (Series A), 6.30% (MBIA INS)/(Original Issue Yield: 6.30%), 11/15/2015	AAA/Aaa	1,111,807
2,000,000	Blair County, PA, Convention & Sports Facility Authority Revenue Bonds, (Series B), 4.90% (FSA INS)/(Original Issue Yield: 4.90%), 5/1/2003	AAA/Aaa	2,052,340
Principal Amount		Credit Rating(5)	Value
(3)Long-Term Municipals—continued
	Pennsylvania—continued
$1,400,000	Bucks County, PA, Water & Sewer Authority Revenue Bonds, 5.55% (FGIC INS)/ (Original Issue Yield: 5.65%), 12/1/2017	AAA/Aaa	$ 1,422,680
1,000,000	Central Dauphin, PA, School District, GO UT, 6.00%, 6/1/2001	AA-/NR	1,002,230
1,330,000	Charleroi, PA, Area School District, 6.00% (FGIC INS)/(Original Issue Yield: 6.046%), 10/1/2017		1,424,669
1,070,000	Charleroi, PA, Area School District, (Series C), 5.75% (FGIC INS)/(Original Issue Yield: 5.90%), 10/1/2014	AAA/NR	1,133,975
1,000,000	College Township, PA, Water Authority, Revenue Bonds, 6.125% (Asset Guaranty LOC)/(Original Issue Yield: 6.30%), 1/1/2029	AA/NR	1,028,770
2,000,000	Commonwealth of Pennsylvania, GO UT, 5.25% (Original Issue Yield: 4.69%), 10/15/2008	AA/Aa2	2,119,440
1,320,000	Commonwealth of Pennsylvania, GO UT, 5.60% (Original Issue Yield: 5.80%), 6/15/2011	AA/Aa2	1,374,450
2,150,000	Commonwealth of Pennsylvania, GO UT, 5.75%, 1/15/2009	AA/Aa2	2,335,653
3,000,000	Commonwealth of Pennsylvania, GO UT, 6.00% (Original Issue Yield: 5.96%), 1/15/2018	AA/Aa2	3,223,470
1,500,000	Cumberland County, PA, Municipal Authority Revenue Bond, (Messiah College Project), 5.125% (AMBAC INS)/(Original Issue Yield: 5.50%), 10/1/2015	AAA/Aaa	1,496,910
2,000,000	Dauphin County, PA, General Authority, Revenue Bonds, 5.22% (AMBAC INS), 6/1/2026	AAA/Aaa	2,036,300
1,500,000	Delaware County, PA, GO UT, 5.125% (Original Issue Yield: 4.85%), 10/1/2017	AA/Aa3	1,485,165

VISION Pennsylvania Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(3)Long-Term Municipals—continued
	Pennsylvania—continued
$1,510,000	Dover, PA, Area School District, GO UT, 5.00% (FGIC INS), 4/1/2015	NR/Aaa	$1,500,215
1,000,000	Hempfield, PA, School District, GO UT, (Lancaster County), 6.40% (FGIC INS), 8/15/2005	AAA/Aaa	1,038,570
1,800,000	Indiana County, PA, Industrial Development Authority Revenue Bonds, (Series A), (Student Coop Association, Inc.), 5.875% (AMBAC INS)/(Original Issue Yield: 6.04%), 11/1/2029	AAA/Aaa	1,837,224
2,000,000	Lancaster County, PA, GO UT, (Series A), 5.60% (FGIC INS)/(Original Issue Yield: 5.65%), 5/1/2012	NR/Aaa	2,131,660
1,500,000	Lower Merion Township, PA, School District, GO UT, 5.125% (Original Issue Yield: 5.125%), 5/15/2018	NR/Aaa	1,484,835
1,500,000	Manheim, PA, School District, GO UT, 4.95% (FGIC INS), 6/1/2011	NR/Aaa	1,515,675
1,500,000	Montgomery County, PA IDA, Refunding Revenue Bonds, 5.35% (MBIA INS)/(Original Issue Yield: 5.46%), 8/15/2027	NR/Aaa	1,475,340
1,500,000	Owen J. Roberts School District, PA, GO UT, (Series A), 5.375% (MBIA INS)/(Original Issue Yield: 5.50%), 5/15/2018	AAA/NR	1,509,945
1,000,000	Parkland, PA School District, GO UT, 5.00% (FGIC INS)/(Original Issue Yield: 4.92%), 9/1/2013	Aaa	1,011,610
1,410,000	Pennsylvania HFA, Revenue Bonds, (Series 58A), 5.85%, 4/1/2017	AA+/Aa2	1,440,907
2,000,000	Pennsylvania HFA, Revenue Bonds, (Series 61A), 5.50%, 4/1/2029	AA+/Aa2	1,977,400
2,000,000	Pennsylvania HFA, Revenue Bonds, (Series 68A), 6.10%, 4/1/2021	AA+/Aa2	2,076,080
Principal Amount		Credit Rating(5)	Value
(3)Long-Term Municipals—continued
	Pennsylvania—continued
$1,115,000	Pennsylvania HFA, Revenue Bonds, (Series 69A), 6.15% (FHA/VA MTGS LOC), 10/1/2020	AA+/Aa2	$1,162,142
1,295,000	Pennsylvania HFA, Revenue Bonds, (Series 70A), 5.80%, 10/1/2021	AA+/Aa2	1,315,603
2,000,000	Pennsylvania Intergovernmental Coop Authority, Special Tax, Revenue Bonds, (Philadelphia Funding Program), 5.25% (FGIC INS)/(Original Issue Yield: 5.012%), 6/15/2015	AAA/Aaa	2,026,940
1,000,000	Pennsylvania State IDA, GO UT, 4.50% (Original Issue Yield: 4.30%), 12/1/2010	AA/Aa2	996,500
1,500,000	Pennsylvania State Turnpike Commission, (Series L), 6.35%, Original Issue Yield: 6.40%), 6/1/2002	AAA/Aaa	1,533,780
1,500,000	Pennsylvania State Turnpike Commission, Revenue Bonds (Series R), 5.125%, (Original Issue Yield: 5.14%), 12/1/2022	AAA/Aaa	1,449,390
1,000,000	Peters Township, PA, School District, 5.00% (FSA INS), 9/1/2016	AAA/Aaa	984,680
1,520,000	Philadelphia, PA, School District, GO UT, (Series B), 5.50% (AMBAC INS)/(Original Issue Yield: 5.88%), 9/1/2015	AAA/NR	1,648,455
2,000,000	Philadelphia, PA, Water & Wastewater System, (Series A), 5.00% (AMBAC INS)/(Original Issue Yield: 5.25%), 8/1/2013	AAA/Aaa	2,009,920
1,900,000	Philadelphia, PA, Water & Wastewater System, Revenue Bonds, 5.625% (MBIA INS)/(Original Issue Yield: 5.81%), 6/15/2009		2,048,713
1,000,000	Philadelphia, PA, Water & Wastewater System, Revenue Bonds, 6.25% (MBIA INS)/(Original Issue Yield: 5.10%), 8/1/2002	AAA/Aaa	1,034,910

VISION Pennsylvania Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(3)Long-Term Municipals—continued
	Pennsylvania—continued
$1,000,000	Philadelphia, PA, GO UT, 5.25% (Original Issue Yield: 4.57%), 3/15/2010	AAA/Aaa	$1,052,460
1,250,000	Philadelphia, PA, (Series 1995A) Airport Revenue Bonds, (Series A), 6.10% (Philadelphia Airport System)/(AMBAC INS)/(Original Issue Yield: 6.40%), 6/15/2025	AAA/Aaa	1,299,513
2,500,000	Radnor Township, PA, School District, GO UT, 5.75% (Original Issue Yield: 5.92%), 3/15/2019	NR/Aa3	2,569,300
1,200,000	Radnor Township, PA, School District, GO UT, 5.75% (Original Issue Yield: 5.97%), 3/15/2026	NR/Aa3	1,228,392
1,820,000	State Public School Building Authority, PA, (Series A), (School District of York County Project), 4.85% (FGIC INS), 2/15/2016	AAA/Aaa	1,745,799
2,335,000	State Public School Building Authority, PA, Revenue Bonds, (Butler County Community College), 5.95% (AMBAC INS)/(Original Issue Yield: 6.014%), 7/15/2020	AAA/Aaa	2,596,146
1,850,000	York County, PA,IDA, Refunding Revenue Bonds, (Stanley Works Project), 6.25% (Original Issue Yield: 6.35%), 7/1/2002	A/A2	1,900,931

	Total Long-Term Municipals (identified cost $81,024,624)		83,702,557

Principal Amount or Shares		Credit Rating(5)	Value
Short-Term Municipals—1.8%
$1,500,000	University of Pittsburgh, (Series 2000B) Weekly VRDNs (at amortized cost)	AA-/Aa3	$ 1,500,000

Mutual Funds—1.3%
1,116,409	Federated Pennsylvania Municipal Cash Trust, (Series IS)		1,116,409
21,083	Federated Pennsylvania Municipal Cash Trust, (Series SS)		21,083
9,300	Seven Seas Money Market Fund		9,300

	Total Mutual Funds (at net asset value)		1,146,792

	Total Investments (identified cost $83,671,416)		$86,349,349

(See Notes to Portfolio of Investments)

VISION Intermediate Term Bond Fund
(Formerly Governor Intermediate Term Income Fund)
Portfolio of Investments
April 30, 2001

Principal Amount		Value
Asset-Backed Security—1.4%
$ 3,000,000	Honda Auto Lease Trust 1999-A, Class A5, 6.65%, 7/15/2005 (identified cost $2,990,962)	$ 3,056,100

Collateralized Mortgage Obligation—4.8%
	Federal Home Loan Mortgage Corporation—4.8%
10,000,000	Series 2228, Class PQ, 7.50%, 8/15/2025 (identified cost $9,793,933)	10,410,100

Corporate Bonds—25.8%
2,000,000	American Home Products Corp., Note, Series 144A, 6.70%, 3/15/2011	1,958,360
2,000,000	Associates Corp. of North America, Sub. Deb., 6.875%, 11/15/2008	2,033,240
2,500,000	Bank of America Corp., Unsecd. Note, 7.80%, 2/15/2010	2,660,600
2,500,000	Boeing Capital Corp., MTN, 6.35%, 11/15/2007	2,534,225
2,500,000	Commercial Credit Co., Note, 7.875%, 7/15/2004	2,654,975
2,000,000	Deere & Co., Note, 7.125%, 3/3/2031	1,918,360
1,500,000	Deutsche Telekom AG, Global Bond, 8.25%, 6/15/2030	1,474,560
2,500,000	Electronic Data Systems Corp., Note, 7.125%, 10/15/2009	2,552,625
2,500,000	Enron Corp., Unsecd. Note, 7.125%, 5/15/2007	2,558,275
2,000,000	Federal National Mortgage Association, Bond, 7.25%, 5/15/2030	2,179,300
2,000,000	Ford Motor Credit Co., Note, 7.375%, 10/28/2009	2,049,580
2,000,000	General Motors Acceptance Corp., Note, 6.75%, 1/15/2006	2,025,940
2,000,000	Heller Financial, Inc., Bond, 6.40%, 1/15/2003	2,029,740
2,000,000	Hertz Corp., Note, 7.40%, 3/1/2011	2,035,200
2,500,000	Household Finance Corp., Sr. Note, 5.875%, 2/1/2009	2,362,200
1,000,000	International Business Machines Corp., MTN, 5.40%, 10/1/2008	933,840
2,500,000	Lilly (Eli) & Co., Note, 7.125%, 6/1/2025	2,594,375
5,000,000	Pennsylvania Power & Light Co., Sr. Note, Series MTN, 7.75%, 4/15/2005	5,118,300
2,000,000	Phillips Petroleum Co., Note, 6.375%, 3/30/2009	1,970,000
2,000,000	Progressive Corp., OH, Unsecd. Note, 6.60%, 1/15/2004	2,024,020
2,000,000	Sprint Capital Corp., Company Guarantee, 6.90%, 5/1/2019	1,740,060
2,000,000	Time Warner, Inc., Deb., 7.57%, 2/1/2024	1,969,160
Principal Amount		Value
Corporate Bonds—continued
$ 2,000,000	Tyco International Group, Company Guarantee, 6.375%, 2/15/2006	$ 2,004,060
2,000,000	Walt Disney Co., Sr. Note, 5.62%, 12/1/2008	1,894,700
2,500,000	Wells Fargo & Co., Sr. Note, 7.25%, 8/24/2005	2,634,025

	Total Corporate Bonds (identified cost $55,231,927)	55,909,720

Government Agencies—14.7%
	Federal Home Loan Bank—1.9%
4,000,000	6.500%, 11/13/2009	4,133,800

	Federal Home Loan Mortgage Corporation—7.1%
5,000,000	6.875%, 1/15/2005	5,277,700
5,000,000	5.250%, 1/15/2006	4,964,500
5,000,000	6.875%, 9/15/2010	5,297,000

	Total	15,539,200

	Federal National Mortgage Association—5.7%
5,000,000	5.125%, 2/13/2004	5,023,250
2,000,000	7.000%, 7/15/2005	2,122,180
5,000,000	7.125%, 9/19/2005	5,145,800

	Total	12,291,230

	Total Government Agencies (identified cost $31,593,393)	31,964,230

Mortgage Backed Securities—26.5%
	Federal Home Loan Mortgage Corporation—8.7%
36,823	5.500%, 5/1/2014	35,972
3,000,000	6.000%, 4/1/2016	2,977,500
6,972,424	6.000%, 7/1/2029	6,747,982
8,865,737	7.500%, 9/1/2019	9,127,719

	Total	18,889,173

	Federal National Mortgage Association—9.4%
4,980,863	6.500%, 11/1/2030	4,927,966
6,927,526	6.500%, 1/1/2031	6,853,956
1,928,284	7.000%, 12/1/2011	1,976,491
6,541,234	7.000%, 3/1/2030	6,600,497

	Total	20,358,910

	Government National Mortgage Association—8.4%
6,644,977	6.500%, 1/20/2029	6,572,281
4,831,110	7.000%, 7/20/2028	4,871,884
6,690,800	7.000%, 12/15/2028	6,772,361

	Total	18,216,526

	Total Mortgage Backed Securities (identified cost $56,712,598)	57,464,609

VISION Intermediate Term Bond Fund

Principal Amount		Value
U.S. Treasury Obligations—22.7%
	U.S. Treasury Bonds—10.9%
$ 5,500,000	7.250%, 5/15/2004	$ 5,897,265
2,000,000	7.500%, 11/15/2016	2,339,340
5,000,000	8.125%, 8/15/2019	6,244,200
5,000,000	8.125%, 5/15/2021	6,288,300
2,000,000	10.625%, 8/15/2015	2,944,040

	Total	23,713,145

	U.S. Treasury Notes—11.8%
7,000,000	6.000%, 8/15/2004	7,271,950
6,000,000	6.125%, 8/15/2007	6,320,340
4,000,000	6.625%, 5/15/2007	4,314,920
7,000,000	7.000%, 7/15/2006	7,633,990

	Total	25,541,200

	Total U.S. Treasury Obligations (identified cost $47,849,206)	49,254,345

Shares		Value
Daily Cash Sweep Vehicle—0.0%
125	Bank of New York Cash Sweep (identified cost $125)	$ 125

Mutual Funds—3.7%
86,568	SSGA US Government Money Market Fund	86,568
7,937,147	Seven Seas Money Market Fund	7,937,147

	Total Mutual Funds (at Net Asset Value)	8,023,715

	Total Investments (identified cost $212,195,859)	$216,082,944

(See Notes to Portfolio of Investments)
VISION U.S. Government Securities Fund
Portfolio of Investments
April 30, 2001

Principal Amount		Value
Asset-Backed Securities—0.2%
$ 62,222	Guaranteed Export Trust, Class C, 5.200%, 10/15/2004	$ 62,467
34,705	Provident Bank Home Equity Loan Trust 1996-1, Class A1, 7.600%, 10/25/2012	35,587
51,582	The Money Store Home Equity Trust 1992-C, Class A1, 6.200%, 10/15/2017	51,516
8,994	The Money Store Home Equity Trust 1994-C, Class A4, 7.800%, 10/15/2021	8,991

	Total Asset-Backed Securities (identified cost $154,257)	158,561

Collateralized Mortgage Obligations—7.8%
	Federal Home Loan Mortgage Corporation—4.7%
162,999	(Series 141-D), REMIC, 5.000%, 5/15/2021	158,278
105,000	(Series 1686-PJ), REMIC, 5.000%, 2/15/2024	93,905
1,109,000	(Series 20-H), REMIC, 5.500%, 10/25/2023	997,435
600	(Series 1697-PG), REMIC, 5.800%, 4/15/2006	600
105,000	(Series 1637-GA), REMIC, 5.800%, 6/15/2023	104,973
271,684	(Series 136-E), REMIC, 6.000%, 4/15/2021	270,173
314,000	(Series 1534-H), REMIC, 6.000%, 1/15/2023	303,176
1,356,000	(Series 23-PK), REMIC, 6.000%, 11/25/2023	1,264,429
111,473	(Series 112-I), REMIC, 6.500%, 1/15/2021	112,567
279,000	(Series 1577-PK), REMIC, 6.500%, 9/15/2023	270,198
176,000	(Series 1644-K), REMIC, 6.750%, 12/15/2023	171,440
58,000	(Series 33-H), REMIC, 7.500%, 6/25/2023	60,329
373,028	(Series 126-A), REMIC, 9.000%, 3/15/2005	398,851

	Total	4,206,354

	Federal National Mortgage Association—3.1%
81,132	(Series L-DC), REMIC, 5.000%, 1/1/2006	80,474
2,212	(Series 1994-22-A), REMIC, 5.000%, 3/25/2022	2,207
42,000	(Series 1993-38-L), REMIC, 5.000%, 8/25/2022	37,747
152,000	(Series 1994-3-PL), REMIC, 5.500%, 1/25/2024	134,911
874,000	(Series 1992-136-PJ), REMIC, 6.000%, 5/25/2021	850,507
Principal Amount		Value
Collateralized Mortgage Obligations—continued
	Federal National Mortgage Association—continued
$ 111,000	(Series 1993-198-K), REMIC, 6.000%, 12/25/2022	$ 107,754
26,000	(Series 1993-160-PK), REMIC, 6.500%, 11/25/2022	26,299
175,000	(Series 1993-223-C), REMIC, 6.500%, 5/25/2023	175,481
415,000	(Series 1993-113-PK), REMIC, 6.500%, 7/25/2023	400,180
554,000	(Series 1993-127-H), REMIC, 6.500%, 7/25/2023	530,477
155,000	(Series 1993-202-J), REMIC, 6.500%, 11/25/2023	150,189
181,000	(Series 1994-55-H), REMIC, 7.000%, 3/25/2024	182,564
25,963	(Series G93-1-HA), REMIC, 7.500%, 2/25/2021	26,422

	Total	2,705,212

	Total Collateralized Mortgage Obligations (identified cost $6,563,140)	6,911,566

Corporate Bonds—20.3%
1,195,000	Associates Corp. of North America, 6.375%, 11/15/2005	1,220,477
500,000	Bay State Gas Co., 9.200%, 6/6/2011	562,955
1,000,000	Boeing Co., 6.625%, 2/15/2038	947,550
250,000	(4) Cargill, Inc., 6.875%, 5/1/2028	230,520
100,000	Countrywide Mortgage Investments, 6.510%, 2/11/2005	100,635
450,000	Countrywide Mortgage Investments, 7.200%, 10/30/2006	463,617
800,000	Delmarva Power and Light Co., 8.500%, 2/1/2022	801,904
700,000	Ford Motor Co., 9.215%, 9/15/2021	799,624
160,000	Ford Motor Credit Co., 6.375%, 12/15/2005	159,762
59,000	Fortune Brands, Inc., 8.625%, 11/15/2021	62,902
150,000	GTE North, Inc., 8.500%, 12/15/2031	156,508
100,000	General Electric Capital Corp., 8.300%, 9/20/2009	112,283
50,000	Loews Corp., 8.875%, 4/15/2011	55,107
150,000	Monsanto Co., 6.110%, 2/3/2005	150,957
1,413,368	NYNEX Corp., 9.550%, 5/1/2010	1,606,052
500,000	New Plan Realty Trust, 6.800%, 5/15/2002	505,320
1,000,000	(4) Ohio National Life Insurance Co., 8.500%, 5/15/2026	997,440
307,000	Philip Morris Cos., Inc., 8.375%, 1/15/2017	311,077
1,000,000	Potomac Edison Co., 8.000%, 6/1/2006	1,009,950
60,000	Potomac Electric Power Co., 8.500%, 5/15/2027	59,534
125,000	Public Service Co., Colorado, 8.750%, 3/1/2022	129,196

VISION U.S. Government Securities Fund

Principal Amount		Value
Corporate Bonds—continued
$5,000,000	Puerto Quetzal Power LLC, 6.470%, 6/15/2012	$ 5,110,380
125,000	Rochester Gas & Electric Corp., 9.375%, 4/1/2021	131,276
1,000,000	Travelers Property & Casualty Corp., 6.750%, 11/15/2006	1,021,340
980,000	Vessel Management Service, 6.750%, 7/15/2025	996,180
370,000	Weingarten Realty Investors, 6.650%, 7/12/2027	376,760

	Total Corporate Bonds (identified cost $18,028,235)	18,079,306

Government Agencies—21.5%
	Department of Housing and Urban Development—3.0%
270,000	6.760%, 8/1/2006	275,027
360,000	6.930%, 8/1/2009	364,795
250,000	7.120%, 8/1/2001	251,640
500,000	7.140%, 8/1/2007	522,780
1,200,000	7.660%, 8/1/2015	1,251,876

	Total	2,666,118

	Federal Home Loan Bank System—0.0%
50,000	7.140%, 6/6/2001	50,146

	Federal Home Loan Mortgage Corporation—0.3%
175,000	6.943%, 3/21/2007	185,091
2,138	8.200%, 9/15/2007	2,230
59,525	9.875%, 3/15/2009	63,189
8,582	10.250%, 3/15/2009	9,079

	Total	259,589

	Federal National Mortgage Association—0.1%
53,000	5.125%, 2/13/2004	53,246

	Israel AID—2.3%
1,944,000	6.800%, 2/15/2012	2,030,391

	Overseas Private Investment Corporation—4.0%
3,500,000	6.600%, 5/21/2016	3,529,680

	Private Export Funding Corporation—0.7%
500,000	6.490%, 7/15/2007	522,819
75,000	7.950%, 11/1/2006	80,528

	Total	603,347

	Small Business Administration—9.7%
719,483	5.600%, 9/1/2008	719,751
678,055	6.200%, 11/1/2007	689,497
1,589,848	6.700%, 12/1/2016	1,622,317
3,989,802	6.950%, 11/1/2016	4,113,551
156,213	7.300%, 5/1/2017	163,296
154,952	7.300%, 9/1/2019	161,792
61,437	8.850%, 8/1/2011	65,971
438,050	9.250%, 2/1/2008	469,365
586,478	9.650%, 5/1/2010	632,266

	Total	8,637,806

Principal Amount		Value
Government Agencies—continued
	Tennessee Valley Authority—1.4%
$1,333,416	7.430%, 4/1/2022	$ 1,261,691

	Total Government Agencies (identified cost $18,856,272)	19,092,014

Mortgage Backed Securities—14.1%
	Federal Home Loan Mortgage Corporation—4.4%
148,456	7.000%, 11/1/2007	150,451
104,863	7.000%, 7/1/2008	106,763
264,194	7.000%, 8/1/2008	268,320
221,968	7.000%, 11/1/2008	225,990
107,822	7.000%, 11/1/2010	110,821
88,455	7.000%, 11/1/2017	90,252
9,310	7.250%, 1/1/2005	9,435
34,929	7.250%, 11/1/2009	35,351
20,405	7.500%, 7/1/2007	20,763
150,824	7.500%, 3/1/2008	153,557
69,128	7.500%, 6/1/2008	70,424
22,909	7.500%, 11/1/2009	23,339
64,208	7.500%, 12/1/2010	65,371
18,987	7.500%, 3/1/2017	19,539
424,809	7.500%, 8/1/2017	436,755
16,638	8.000%, 5/1/2002	16,900
6,853	8.000%, 5/1/2006	7,013
196,684	8.000%, 11/1/2006	203,198
5,572	8.000%, 3/1/2007	5,736
36,635	8.000%, 9/1/2007	37,986
271,189	8.000%, 11/1/2008	282,205
15,964	8.000%, 1/1/2010	16,433
42,766	8.000%, 12/1/2010	44,343
24,857	8.250%, 12/1/2007	25,828
11,098	8.250%, 5/1/2008	11,253
36,269	8.250%, 5/1/2009	37,850
54,147	8.250%, 8/1/2009	56,507
9,667	8.500%, 6/1/2002	9,738
105,515	8.500%, 7/1/2004	107,284
4,084	8.500%, 4/1/2006	4,154
48,584	8.500%, 9/1/2009	50,360
1,136,218	8.500%, 8/1/2017	1,204,392
6,689	8.750%, 8/1/2008	6,855
5,477	9.000%, 3/1/2002	5,511
6,379	9.000%, 9/1/2019	6,811
42,239	9.250%, 6/1/2002	42,588

	Total	3,970,076

	Federal National Mortgage Association—2.1%
378,553	6.000%, 5/1/2009	379,855
34,028	6.000%, 1/1/2014	33,784
44,804	6.500%, 4/1/2004	44,997
6,923	6.750%, 12/1/2006	6,943
151,103	7.000%, 8/1/2005	153,020
38,899	7.500%, 11/1/2009	39,678
338,247	7.500%, 2/1/2014	342,651
14,547	8.000%, 4/1/2002	14,673
127,431	8.000%, 1/1/2006	130,816
177,335	8.000%, 6/1/2008	183,153
122,690	8.000%, 1/1/2010	127,482

VISION U.S. Government Securities Fund

Principal Amount		Value
Mortgage Backed Securities—14.1%
	Federal National Mortgage Association—continued
$ 102,791	8.000%, 8/1/2021	$ 107,141
70,070	8.250%, 7/1/2009	72,719
21,186	8.500%, 10/1/2002	21,406
32,103	8.500%, 3/1/2012	33,628
51,143	8.750%, 5/1/2010	53,358
8,190	9.000%, 12/1/2002	8,294
35,084	9.000%, 10/1/2006	36,037
45,056	9.750%, 9/1/2017	48,561

	Total	1,838,196

	Government National Mortgage Association—7.6%
22,516	6.500%, 9/15/2002	22,520
19,454	6.500%, 10/15/2002	19,458
21,572	6.500%, 12/15/2002	21,576
106,559	6.500%, 12/15/2003	106,570
10,921	7.250%, 2/15/2005	11,130
53,084	7.250%, 3/15/2005	54,096
61,210	7.250%, 5/15/2005	62,377
9,175	7.250%, 7/15/2005	9,350
5,028	7.250%, 10/15/2005	5,129
17,120	7.250%, 11/15/2005	17,446
31,091	7.250%, 4/15/2006	31,711
26,935	7.500%, 12/15/2005	27,555
51,727	7.500%, 4/15/2007	52,945
54,196	7.500%, 5/15/2007	55,472
27,547	7.500%, 6/15/2007	28,195
24,242	7.500%, 6/20/2007	25,181
20,521	8.000%, 6/15/2006	21,271
11,195	8.000%, 8/15/2006	11,604
27,817	8.000%, 9/15/2006	28,921
134,185	8.000%, 11/15/2006	139,511
484,634	8.000%, 9/15/2007	505,382
112,562	8.000%, 10/15/2007	116,642
64,131	8.000%, 12/15/2009	66,336
96,147	8.000%, 2/15/2010	100,052
99,921	8.000%, 12/15/2016	105,011
17,511	8.000%, 7/15/2024	18,234
69,763	8.250%, 6/15/2008	73,099
39,575	8.375%, 4/15/2010	41,195
309,585	8.500%, 9/15/2008	324,195
3,286,618	8.500%, 10/15/2008	3,451,968
101,476	8.500%, 10/20/2009	105,535
64,690	8.500%, 11/15/2017	68,268
6,353	8.750%, 2/15/2002	6,395
52,082	9.000%, 10/15/2008	54,687
83,812	9.000%, 9/15/2016	89,652
117,393	9.000%, 11/15/2016	125,317
276,589	9.000%, 2/15/2017	295,259
314,138	9.000%, 4/20/2023	326,703
109,196	9.000%, 10/20/2024	113,462

	Total	6,739,410

	Total Mortgage Backed Securities (identified cost $12,368,128)	12,547,682

Principal Amount or Shares		Value
Long-Term Municipals—8.6%
$1,515,656	Arkansas Development Finance Authority, 9.750%, 11/15/2005	$ 1,646,563
1,375,000	Boston, MA, U.S. Government Guaranteed Notes, 6.930%, 8/1/2008	1,394,759
225,000	Chicago, IL, Public Building Commission, 7.000%, 1/1/2007	236,313
350,000	Connecticut Development Authority, 8.550%, 8/15/2008	268,748
265,000	Connecticut Municipal Electric Energy Cooperative, 5.700%, 1/1/2004	266,015
15,000	Connecticut State HEFA, 7.070%, 11/1/2001	15,169
100,000	Orlando, FL, Aviation Authority, 8.250%, 10/1/2004	108,330
195,000	Miami, FL, 8.650%, 7/1/2019	224,342
3,100,000	Minneapolis/St. Paul, MN Airport Commission, 8.950%, 1/1/2022	3,303,050
80,000	New York City, NY, 9.900%, 2/1/2015	84,502
100,000	New York City, NY, 10.500%, 11/15/2012	105,106

	Total Long-Term Municipals (identified cost $7,874,286)	7,652,897

U.S. Treasury Obligations—16.9%
	U.S. Treasury Bond—8.3%
7,000,000	6.375%, 8/15/2027	7,429,030

	U.S. Treasury Notes—8.6%
6,000,000	6.250%, 1/31/2002	6,095,940
1,500,000	6.500%, 8/31/2001	1,511,940

	Total	7,607,880

	Total U.S. Treasury Obligations (identified cost $15,134,902)	15,036,910

Mutual Funds—8.6%
3,900,219	SSGA US Government Money Market Fund	3,900,219
3,778,732	Seven Seas Money Market Fund	3,778,732

	Total Mutual Funds (at net asset value)	7,678,951

	Total Investments (identified cost $86,658,171)	$87,157,887

(See Notes to Portfolio of Investments)

VISION New York Tax-Free Money Market Fund
Portfolio of Investments
April 30, 2001

Principal Amount		Credit Rating(5)	Value
(3)Short-Term Municipals—98.8%
	New York—98.0%
$1,455,000	ABN AMRO MuniTOPS Certificates Trust (New York Non-AMT), (Series 1999-2), Weekly VRDNs, (Metropolitan Transportation Authority, NY)/(FSA INS)/(ABN AMRO Bank N.V., Amsterdam LIQ)	VMIG1	$ 1,455,000
1,806,000	Binghamton, NY, 4.60% BANs, 9/27/2001	NR	1,807,619
2,050,000	Chautauqua County, NY, IDA, IDRB, Weekly VRDNs, (Belknap Business Forms)/(KeyBank, N.A. LOC)	A-1/NR	2,050,000
1,000,000	Copiague, NY, Union Free School District, 5.00% TANs, 6/27/2001	NR	1,000,718
1,900,000	Dutchess County, NY, IDA, (Series 1998A), Weekly VRDNs, (Marist College)/(Bank of New York LOC)	A-1+/NR	1,900,000
500,000	Elwood, NY, Union Free School District, 5.00% TANs, 6/28/2001	NR	500,380
1,695,000	Erie County, NY, IDA, (Series 1998), Weekly VRDNs, (B & G Properties, LLC)/(HSBC Bank USA LOC)	A-1/NR	1,695,000
2,000,000	Erwin, NY, 4.10% BANs, 12/27/2001	NR	2,000,621
3,563,000	Falconer, NY CSD, 4.75% BANs, 11/21/2001	NR	3,568,911
1,321,700	Fayetteville-Manlius, NY CSD, 4.75% BANs, 11/16/2001	NR	1,324,113
4,494,000	Fredonia, NY CSD, 4.50% BANs, 12/13/2001	NR	4,499,329
2,775,000	Herkimer County, NY, IDA, Civic Facility Revenue Bonds, (Series 2000), Weekly VRDNs, (Templeton Foundation)/ (KeyBank, N.A. LOC)	A-1	2,775,000
2,000,000	Long Island Power Authority, Floater Certificates, (Series 1998-66) Weekly VRDNs, (MBIA INS)/(Morgan Stanley, Dean Witter & Co. LIQ)	A-1+c/NR	2,000,000
Principal Amount		Credit Rating(5)	Value
(3)Short-Term Municipals—continued
	New York—continued
$2,400,000	Long Island Power Authority, PA-513R, Weekly VRDNs, (FSA INS)/(Merrill Lynch & Co., Inc. LIQ)	A-1+/NR	$ 2,400,000
450,000	Long Island Power Authority, (Series 1), Weekly VRDNs, (Bayerische Landesbank Girozentrale and Westdeutsche Landesbank Girozentrale LOCs)	A-1+/VMIG1	450,000
1,168,800	Mamaroneck Village, NY, 3.50% BANs, 2/7/2002	NR	1,169,661
8,300,000	Metropolitan Transportation Authority, NY, MERLOTS, (Series 1997P), Weekly VRDNs (FGIC INS)/(First Union National Bank, Charlotte, NC LIQ)	NR/VMIG1	8,300,000
1,430,000	Metropolitan Transportation Authority, NY, Trust Receipts, (Series 1997 FR/RI-9), Weekly VRDNs, (FGIC INS)/(Bank of New York LIQ)	A-1/VMIG1	1,430,000
1,100,000	Middle Country, NY, CSD, 5.00% BANs, 5/18/2001	NR	1,100,097
2,000,000	Nassau County, NY, Interim Finance Authority, 5.00% BANs, 9/28/2001	SP-1+/MIG1	2,007,157
1,400,000	New York City Municipal Water Finance Authority, Trust Receipts, (Series 1997 FR/RI-6), Weekly VRDNs, (MBIA INS)/(Bank of New York LIQ)	A-1/VMIG1	1,400,000
6,000,000	New York City, NY, IDA, Civic Facility Revenue Bonds, (Series 2000), Weekly VRDNs, (Columbia Grammar & Preparatory School)/ (Allied Irish Banks PLC LOC)	NR/VMIG1	6,000,000

VISION New York Tax-Free Money Market Fund

Principal Amount		Credit Rating(5)	Value
(3)Short-Term Municipals—continued
	New York—continued
$2,300,000	New York City, NY, IDA, Revenue Bonds, Weekly VRDNs, (Children’s Oncology Society)/(Bank of New York LOC)	A-1+/NR	$ 2,300,000
3,600,000	New York City, NY, IDA, (Series 2000), Weekly VRDNs, (National Center on Addiction and Substance Abuse at Columbia University)/(Chase Manhattan Bank N.A., New York LOC)	A-1+/NR	3,600,000
6,000,000	New York City, NY, Transitional Finance Authority, PT-1047, 4.45% TOBs (Bank of America, N.A. LIQ), Optional Tender 5/10/2001	A-1+/NR	6,000,000
1,000,000	New York City, NY, Transitional Finance Authority, (Series A, Subseries A-1), Weekly VRDNs, (Societe Generale, Paris LIQ)	A-1+/VMIG1	1,000,000
4,530,000	New York City, NY, GO UT, 5.50% Bonds, 8/1/2001	A/A2	4,542,206
6,700,000	New York City, NY, (PA-156), Weekly VRDNs, (Merrill Lynch & Co., Inc. LIQ)/ (Merrill Lynch & Co., Inc. LOC)	A-1+c/NR	6,700,000
4,675,000	New York City, NY, (Series G), 5.00% Bonds, 8/1/2001	A/A2	4,691,770
695,000	New York City, NY, (Series H), 7.20% Bonds (MBIA INS), 8/1/2001	AAA/Aaa	700,227
3,000,000	New York State Dormitory Authority, MERLOTS, (Series 2001-A30), Weekly VRDNs, (AMBAC INS)/(First Union National Bank, Charlotte, NC LIQ)	NR/VMIG1	3,000,000
Principal Amount		Credit Rating(5)	Value
(3)Short-Term Municipals—continued
	New York—continued
$1,975,000	New York State Dormitory Authority, (PA-60), (Series 1993), Weekly VRDNs, (Rochester General Hospital)/(FHA INS)/(Merrill Lynch & Co., Inc. LIQ)	A-1/NR	$ 1,975,000
2,000,000	New York State HFA, (Series 2000A), Weekly VRDNs, (1501 Associates)/(FHLB of New York LOC)	NR/VMIG1	2,000,000
3,669,000	New York State HFA, (Series A), Weekly VRDNs, (Special Surgery Staff)/(Chase Manhattan Bank N.A., New York LOC)	NR/VMIG1	3,669,000
1,600,000	New York State Local Government Assistance Corp., (Series 1995B), Weekly VRDNs, (Bank of Nova Scotia, Toronto LOC)	A-1+/VMIG1	1,600,000
700,000	New York State Medical Care Facilities Finance Agency, Weekly VRDNs, (Pooled Loan Program)/(Chase Manhattan Bank N.A., New York LOC)	NR/VMIG1	700,000
1,500,000	New York State Mortgage Agency, (PA-406), Weekly VRDNs, (Merrill Lynch & Co., Inc. LIQ)	NR/VMIG1	1,500,000
2,000,000	New York State Mortgage Agency, (PA-422), Weekly VRDNs, (Merrill Lynch & Co., Inc. LIQ)	NR/VMIG1	2,000,000
2,530,000	New York State Thruway Authority, (PA-172), Weekly VRDNs, (Merrill Lynch & Co., Inc. LIQ)	A-1+c/NR	2,530,000
6,000,000	New York State Thruway Authority, (PA-532), Weekly VRDNs, (Merrill Lynch & Co., Inc. LIQ)	A-1+c/NR	6,000,000
3,555,000	New York State Thruway Authority, (PT-1141), 3.25% TOBs (Merrill Lynch & Co., Inc. LIQ), Optional Tender 2/7/2002	A-1+c/A3	3,555,000

VISION New York Tax-Free Money Market Fund

Principal Amount		Credit Rating(5)	Value
(3)Short-Term Municipals—continued
	New York—continued
$ 900,000	Niagara County, NY, IDA, Solid Waste Disposal Facility Revenue Bonds, (Series 1994A), Weekly VRDNs, (American Refining-Fuel Co.)/ (Wachovia Bank of NC, N.A. LOC)	A-1+/P-1	$ 900,000
1,800,000	Niagara Falls, NY Bridge Commission, Revenue Bonds, (Series 1993A), Weekly VRDNs, (FGIC INS)/(Credit Local De France LIQ)	A-1+/VMIG1	1,800,000
2,955,000	Onondaga County, NY, IDA, (Series 1999A), Weekly VRDNs, (Christian Brothers Academy of Syracuse, NY)/(KeyBank, N.A. LOC)	A-1	2,955,000
900,000	Owego-Apalachin, NY CSD, 3.50% BANs, 4/5/2002	NR	902,417
495,000	Port Authority of New York and New Jersey, 5.00% Bonds (MBIA INS), 9/1/2001	AAA/Aaa	496,946
1,500,000	Riverhead, NY, IDA, IDRB, (Series 1998), Weekly VRDNs, (Altaire Pharmaceuticals, Inc.)/(Mellon Bank N.A., Pittsburgh LOC)	Aa3	1,500,000
2,260,000	Seneca County, NY, IDA, (Series 2000), Weekly VRDNs, (Kidspeace National Centers of New York, Inc.)/(KeyBank, N.A. LOC)	A-1	2,260,000
940,000	Seneca County, NY, IDA, Weekly VRDNs, (New York Chiropractic College)/(Fleet National Bank N.A. LOC)	A-1/NR	940,000
1,000,000	Skaneateles, NY, CSD, 5.00% BANs, 6/19/2001	NR	1,000,320
5,750,000	St. Lawrence County, NY, IDA, (Series 1998A), Weekly VRDNs, (Alcoa, Inc.)	A-1/NR	5,750,000
3,185,000	Suffolk County, NY, IDA, (Series 1997B), Weekly VRDNs, (Maryhaven Center of Hope)/(KeyBank, N.A. LOC)	A-1	3,185,000
Principal Amount		Credit Rating(5)	Value
(3)Short-Term Municipals—continued
	New York—continued
$5,500,000	Triborough Bridge & Tunnel Authority, NY, 1991 Resolution, (Series 2000A), Weekly VRDNs, (FSA INS)/(Morgan Guaranty Trust Co., New York LIQ)	A-1+/VMIG1	$ 5,500,000
2,800,000	Triborough Bridge & Tunnel Authority, NY, Trust Receipt, (Series 2000 FR/RI-N15), Weekly VRDNs, (Bank of New York LIQ)	NR/VMIG1	2,800,000
3,000,000	Triborough Bridge & Tunnel Authority, NY, Trust Receipt, (Series 2000 FR/RI-N16), 4.00% TOBs (Bank of New York LIQ), Optional Tender 8/1/2001	NR/VMIG1	3,000,000
3,000,000	Triborough Bridge & Tunnel Authority, NY, Trust Receipt, (Series 2000 FR/RI-N17), Weekly VRDNs, (Bank of New York LIQ)	NR/VMIG1	3,000,000
1,300,000	VRDC/IVRC Trust, (Series 1992A), Weekly VRDNs, (New York City Municipal Water Finance Authority)/ (MBIA INS)/(Citibank NA, New York LIQ)	A-1+/VMIG1	1,300,000
1,100,000	VRDC/IVRC Trust, (Series 1993B), Weekly VRDNs, (Metropolitan Transportation Authority, NY)/ (AMBAC INS)/ (Citibank N.A., New York LIQ)	A-1+/NR	1,100,000
2,400,000	VRDC/IVRC Trust, (Series 1993G), Weekly VRDNs, (St. Lukes Roosevelt Hospital Center)/(FHA INS)/(Chase Manhattan Bank N.A., New York LIQ)	A-1/NR	2,400,000
1,806,100	Vestal, NY, 4.75% BANs, 7/20/2001	NR	1,807,046
2,045,000	Wheatfield, NY, 5.00% BANs, 7/5/2001	NR	2,046,567

VISION New York Tax-Free Money Market Fund

Principal Amount		Credit Rating(5)	Value
(3)Short-Term Municipals—continued
	New York—continued
$1,675,000	Yonkers, NY, IDA, Civic Facility Revenue Bonds, (Series 1994), Weekly VRDNs, (Consumers Union Facility)/(AMBAC INS)/(Dexia Credit Local de France LIQ)	A-1+/VMIG1	$ 1,675,000

	Total		155,215,105

Principal Amount		Credit Rating(5)	Value
(3)Short-Term Municipals—continued
	Puerto Rico—0.8%
$1,203,872	Commonwealth of Puerto Rico, Municipal Revenues Collection Center, 1997A LeaseTOPS Trust, Weekly VRDNs, (ABN AMRO Bank N.V., Amsterdam LIQ)/(State Street Bank and Trust Co. LOC)	A-1+c/NR	$ 1,203,872

	Total Investments (at amortized cost)		$156,418,977

(See Notes to Portfolio of Investments)
VISION Money Market Fund
Portfolio of Investments
April 30, 2001

Principal Amount		Value
(2)Corporate Obligations—65.5%
	Autos—7.8%
$80,000,000	Ford Motor Credit Co., 4.610%-6.330%, 6/18/2001- 7/2/2001	$ 79,365,617
50,000,000	General Motors Acceptance Corp., 5.20%, 5/14/2001	49,906,111

	Total	129,271,728

	Banking—2.7%
30,000,000	Commerzbank U.S. Finance, Inc., (Guaranteed by Commerzbank AG, Frankfurt), 5.130%, 7/9/2001	29,705,025
16,000,000	Toronto Dominion Holdings (USA), Inc., (Guaranteed by Toronto Dominion Bank), 4.810%, 11/16/2001	15,574,582

	Total	45,279,607

	Capital Equipments & Services—3.0%
50,000,000	Deere (John) Capital Corp., 4.730%, 6/1/2001	49,796,347

	Diversified—4.5%
75,000,000	General Electric Capital Corp., 4.940%-4.720%, 6/4/2001-6/6/2001	74,648,722

	Entertainment—4.5%
75,000,000	Disney (Walt) Co., 6.210%-6.250%, 6/13/2001-7/11/2001	74,200,993

	Financial Retail—4.8%
80,000,000	American Express Credit Corp., 5.750%-6.440%, 5/7/2001-9/7/2001	79,425,863

	Financial Services—10.8%
35,000,000	IBM Credit Corp., (International Business Machines Corp. Support Agreement), 4.180%, 8/3/2001	34,617,994
70,000,000	(6)Morgan Stanley, Dean Witter & Co., 4.788%, 5/1/2001	70,000,000
75,000,000	Verizon Global Funding, 4.820%, 5/23/2001	74,779,083

	Total	179,397,077

	Food & Beverage—5.3%
36,200,000	Coca-Cola Co., 5.180%, 5/11/2001	36,147,912
52,000,000	Heinz (H.J.) Co., 4.350%-4.840%, 5/11/2001-6/5/2001	51,829,124

	Total	87,977,036

	Insurance—12.5%
46,000,000	AIG Funding, Inc., 4.200%, 6/25/2001	45,704,833
55,000,000	American General Finance Corp., 5.310%-5.340%, 5/21/2001	54,837,250
Principal Amount		Value
(2)Corporate Obligations—continued
	Insurance—continued
$40,000,000	Prudential Funding LLC, 4.770%, 6/5/2001	$ 39,814,500
67,000,000	Transamerica Finance Corp., 4.170%-4.860%, 5/22/2001- 8/10/2001	66,632,772

	Total	206,989,355

	News & Publishing—4.2%
70,000,000	Gannett Co., Inc., 4.430%, 5/3/2001	69,982,772

	Oil—2.1%
35,000,000	Texaco, Inc., 4.800%, 5/1/2001	35,000,000

	Pharmaceuticals—1.8%
30,000,000	Abbott Laboratories, 4.420%, 5/29/2001	29,896,867

	Telecommunications—1.5%
25,000,000	AT&T Corp., 6.400%, 5/30/2001	24,871,111

	Total Corporate Obligations	1,086,737,478

(2)U.S. Government Agencies—30.6%
	Federated National Mortgage Association—9.2%
38,640,000	5.855%, 5/17/2001	38,539,450
25,000,000	6.260%, 5/24/2001	24,900,014
25,000,000	6.040%, 6/7/2001	24,844,806
65,000,000	4.570%, 7/5/2001	64,463,660

	Total	152,747,930

	Federal Home Loan Mortgage Corp.—12.6%
50,000,000	4.820%, 6/14/2001	49,705,444
45,000,000	4.770%, 7/16/2001	44,546,850
75,000,000	6.320%, 7/19/2001	73,836,945
42,000,000	4.490%, 8/20/2001	41,418,545

	Total	209,507,784

	Federal Home Loan Bank System—8.8%
50,000,000	5.820%, 6/15/2001	49,636,250
20,000,000	5.030%, 7/25/2001	19,762,472
45,000,000	4.945%, 8/15/2001	44,344,788
32,180,000	4.560%, 9/12/2001	31,633,798

	Total	145,377,308

	Total U.S. Government Agencies	507,633,022

(7)Repurchase Agreement—4.1%
68,649,700	State Street Corp., 4.520%, dated 4/30/2001, due 5/1/2001	68,649,700

	Total Investments (at amortized cost)	$1,663,020,200

(See Notes to Portfolio of Investments)

VISION Treasury Money Market Fund
Portfolio of Investments
April 30, 2001

Principal Amount		Value
U.S. Treasury Obligations—46.7%
	U.S. Treasury Bills—23.2%
$190,000,000	United States Treasury Bills, 3.720%-5.770%, 5/10/2001-9/6/2001	$ 188,558,219

	U.S. Treasury Notes—23.5%
190,000,000	United States Treasury Notes, 5.500%-7.500%, 5/15/2001-1/31/2002	190,718,707

	Total U.S. Treasury Obligations	379,276,926

Principal Amount		Value
(7)Repurchase Agreements—53.3%
$195,000,000	Goldman Sachs Group, LP, 4.440%, dated 4/30/2001, due 5/1/2001	$195,000,000
38,000,000	J.P. Morgan & Co., Inc., 4.450%, dated 4/30/2001, due 5/1/2001	38,000,000
199,295,300	State Street Corp., 4.520%, dated 4/30/2001, due 5/1/2001	199,295,300

	Total Repurchase Agreements	432,295,300

	Total Investments (at amortized cost)	$811,572,226

(See Notes to Portfolio of Investments)

Notes to Portfolios of Investments

(1)	Non-income producing security.
(2)	Each issue, with the exception of variable rate securities, shows the coupon or rate of discount at the time of purchase, if applicable.
(3)
At April 30, 2001, 6.5%, 1.5% and 10.9% of the total investments at market value were subject to alternative minimum tax for New York Municipal Income Fund, Pennsylvania Municipal Income Fund and New York Tax-Free Money Market Fund, respectively.

(4)
Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. These securities have been deemed liquid based upon criteria approved by the fund’s Board of Directors. At April 30, 2001, these securities amounted to $1,227,960 which represents 1.4% of net assets for U.S. Government Securities Fund.

(5)	Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.
(6)	Denotes variable rate securities which show current rate and next demand date shown.
(7)	The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at April 30, 2001.

The following acronyms are used throughout this report:

ADR—American Depositary Receipt
AMBAC—American Municipal Bond Assurance Corporation
AMT—Alternative Minimum Tax
BANs—Bond Anticipation Notes
CAPMAC—Capital Municipal Assurance Corporation
COL—Collateralized
CP—Commercial Paper
CSD—Central School District
FGIC—Financial Guaranty Insurance Corporation
FHA—Federal Housing Administration
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corporation
FNMA—Federal National Mortgage Association
FSA—Financial Security Assurance
GNMA—Government National Mortgage Association
GO—General Obligation
HEFA—Health and Education Facilities Authority
HFA—Housing Finance Agency
HUD—Department of Housing and Urban Development

IDA—Industrial Development Authority
IDR—Industrial Development Revenue
IDRB—Industrial Development Revenue Bond
INS—Insured
LIQ—Liquidity Agreement
LOC—Letter of Credit
MBIA—Municipal Bond Insurance Association
MERLOTS—Municipal Exempt Receipts—Liquidity Optional Tender Series
MTN—Medium Term Note
PCA—Pollution Control Authority
PCRB—Pollution Control Revenue Bonds
PRF—Prerefunded
RANs—Revenue Anticipation Notes
REMIC—Real Estate Mortgage Investment Conduit
TANs—Tax Anticipation Notes
TOBs—Tender Option Bonds
UT—Unlimited Tax
VRDNs—Variable Rate Demand Notes

VISION Fund	Cost of Investments for Federal Tax Purposes		Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Total Net Assets
International Equity Fund	$ 34,228,502		$ (362,192)	$ 2,757,017	$ 3,119,209	$ 34,921,108
Small Cap Stock Fund	81,121,321		32,292,668	42,903,810	10,611,142	113,533,650
Mid Cap Stock Fund	104,909,389		15,826,031	19,745,789	3,919,758	120,773,457
Large Cap Growth Fund	13,041,530		(107,913)	589,874	697,787	12,569,593
Large Cap Core Fund	131,301,455		68,882,839	75,109,148	6,226,309	201,685,027
Large Cap Value Fund	34,723,654		3,311,657	5,551,751	2,240,094	38,075,494
Managed Allocation Fund—Aggressive Growth	1,764,981		(133,889)	71	133,960	1,633,833
Managed Allocation Fund—Moderate Growth	1,930,799		(59,467)	7,647	67,114	1,920,292
Managed Allocation Fund—Conservative Growth	445,138		(3,977)	1,667	5,644	448,002
New York Municipal Income Fund	76,102,492		876,924	1,326,894	449,970	74,850,586
Pennsylvania Municipal Income Fund	83,671,416		2,677,933	2,920,126	242,193	86,300,981
Intermediate Term Bond Fund	212,217,422		3,865,522	4,549,395	683,873	216,992,874
U.S. Government Securities Fund	86,658,171		499,716	1,451,612	951,896	88,979,688
New York Tax-Free Money Fund	156,418,977	*	—	—	—	158,358,750
Money Market Fund	1,663,020,200	*	—	—	—	1,659,755,231
Treasury Money Market Fund	811,572,226	*	—	—	—	811,376,339

* at amortized cost
(See Notes which are an integral part of the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK ]

VISION Group of Funds
Statements of Assets and Liabilities
April 30, 2001

	International Equity Fund(1)	Small Cap Stock Fund(1)	Mid Cap Stock Fund
Assets:

Investments in securities, at value	$33,866,310	$113,413,989	$120,735,420

Cash	15,317	—	293

Cash denominated in foreign currencies (identified cost $882,094)	879,442	—	—

Income receivable	176,598	16,192	55,172

Receivable for shares sold	26	2,762	23,402

Receivable for investments sold	420,019	376,009	—

Deferred organizational costs	—	—	—

Other assets	—	—	30,120

Total assets	35,357,712	113,808,952	120,844,407

Liabilities:

Net payable for foreign currency exchange contracts	22,080	—	—

Payable for investments purchased	382,468	192,800	—

Payable for shares redeemed	274	14,345	70,950

Accrued expenses	31,782	68,157	—

Total liabilities	436,604	275,302	70,950

Net Assets	$34,921,108	$113,533,650	$120,773,457

Net Assets Consists of:

Paid in capital	$36,958,363	$ 77,643,036	$108,484,238

Net unrealized appreciation (depreciation) of investments	(6,201)	32,618,764	16,290,907

Accumulated net realized gain (loss) on investments	(2,183,276)	3,272,463	(4,001,561)

Accumulated undistributed (distributions in excess of) net investment income	152,222	(613)	(127)

Total Net Assets	$34,921,108	$113,533,650	$120,773,457

(1)
Formerly Governor International Equity Fund, Governor Aggressive Growth Fund, Governor Established Growth Fund, Governor Lifestyle Growth Fund and Governor Lifestyle Moderate Growth Fund, respectively.

Large Cap Growth Fund	Large Cap Core Fund(1)	Large Cap Value Fund	Managed Allocation Fund— Aggressive Growth(1)	Managed Allocation Fund— Moderate Growth(1)

$12,933,617	$200,184,294	$38,035,311	$1,631,092	$1,871,332

4,992	45	261	—	—

—	—	—	—	—

12,824	70,884	26,115	97	—

570	11,655	20,959	328	58,624

—	2,193,117	—	—	—

—	—	79	—	—

—	—	18,108	2,932	2,713

12,952,003	202,459,995	38,100,833	1,634,449	1,932,669

—	—	—	—	—

379,185	645,744	—	—	—

—	33,192	25,339	616	12,377

3,225	96,032	—	—	—

382,410	774,968	25,339	616	12,377

$12,569,593	$201,685,027	$38,075,494	$1,633,833	$1,920,292

$14,049,471	$126,732,236	$34,172,519	$1,729,364	$1,970,342

(64,697)	68,882,839	3,324,603	(121,123)	(37,181)

(1,415,181)	6,067,298	578,372	25,592	(14,296)

—	2,654	—	—	1,427

$12,569,593	$201,685,027	$38,075,494	$1,633,833	$1,920,292

VISION Group of Funds
Statements of Assets and Liabilities—Continued
April 30, 2001

Total Net Assets—Continued	International Equity Fund(1)		Small Cap Stock Fund(1)		Mid Cap Stock Fund
Class A Shares	$34,916,233		$113,498,970		$119,409,336

Class B Shares	$ 4,875		$34,680		$ 1,364,121

Shares Outstanding:

Class A Shares	3,615,253		11,326,361		8,231,264

Class B Shares	505		3,464		94,896

Net Asset Value, Offering Price and Redemption Proceeds Per Share:

Net Asset Value Per Share

Class A Shares	$ 9.66		$ 10.02		$ 14.51

Class B Shares	$ 9.65		$ 10.01		$ 14.38

Offering Price Per Share*

Class A Shares	$ 10.22	**	$ 10.60	**	$ 15.35	**

Class B Shares	$ 9.65		$ 10.01		$ 14.38

Redemption Proceeds Per Share*

Class A Shares	$ 9.66		$ 10.02		$ 14.51

Class B Shares	$ 9.17	***	$9.51	***	$ 13.66	***

Investments, at identified cost	$33,844,014		$ 80,795,225		$104,444,513

*	See “What Do Shares Cost” in the Prospectus.
**	Computation of offering price per share 100/94.5 of net asset value.
***	Computation of redemption proceeds per share 95/100 of net asset value.
****	Computation of offering price per share 100/95.0 of net asset value.
*****	Computation of offering price per share 100/95.5 of net asset value.
(1)
Formerly Governor International Equity Fund, Governor Aggressive Growth Fund, Governor Established Growth Fund, Governor Lifestyle Growth Fund and Governor Lifestyle Moderate Growth Fund, respectively.

(See Notes which are an integral part of the Financial Statements)

Large Cap Growth Fund		Large Cap Core Fund(1)	Large Cap Value Fund		Managed Allocation Fund— Aggressive Growth(1)		Managed Allocation Fund— Moderate Growth(1)
$12,127,628		$201,608,899	$37,846,805		$1,633,833		$1,920,292

$ 441,965		$ 76,128	$ 228,689		—		—

1,420,398		19,392,705	3,164,635		159,234		189,842

52,259		7,340	19,217		—		—

$ 8.54		$ 10.40	$ 11.96		$ 10.26		$ 10.12

$ 8.46		$ 10.37	$ 11.90		—		—

$ 9.04	**	$ 11.01**	$ 12.66	**	$ 10.80	****	$ 10.60	*****

$ 8.46		$ 10.37	$ 11.90		—		—

$ 8.54		$ 10.40	$ 11.96		$ 10.26		$ 10.12

$ 8.04	***	$ 9.85***	$ 11.31	***	—		—

$12,998,314		$131,301,455	$34,710,708		$1,752,215		$1,908,513

VISION Group of Funds
Statements of Assets and Liabilities—Continued
April 30, 2001

	Managed Allocation Fund Conservative Growth(1)	New York Municipal Income Fund	Pennsylvania Municipal Income Fund(1)
Assets:

Investments in securities, at value	$441,161	$76,979,416	$86,349,349

Investments in repurchase agreements, at amortized cost	—	—	—

Total investments	441,161	76,979,416	86,349,349

Cash	—	—	—

Income receivable	44	1,182,052	1,209,682

Receivable for shares sold	4,293	—	91,033

Other assets	2,704	—	—

Total assets	448,202	78,161,468	87,650,064

Liabilities:

Income distribution payable	—	105,149	293,070

Payable to bank	—	22,226	—

Payable for investments purchased	—	2,736,395	1,008,609

Payable for shares redeemed	200	413,607	16,008

Accrued expenses	—	33,505	31,396

Total liabilities	200	3,310,882	1,349,083

Net Assets	$448,002	$74,850,586	$86,300,981

Net Assets Consists of:

Paid in capital	$452,874	$74,319,215	$87,920,529

Net unrealized appreciation (depreciation) of investments	(194)	876,924	2,677,933

Accumulated net realized loss on investments	(5,241)	(331,220)	(4,329,490)

Accumulated undistributed (distributions in excess of) net investment income	563	(14,333)	32,009

Total Net Assets	$448,002	$74,850,586	$86,300,981

(1)	Formerly Governor Lifestyle Conservative Growth Fund, Governor Pennsylvania Municipal Bond Fund and Governor Intermediate Term Income Fund, respectively.

Intermediate Term Bond Fund(1)	U.S. Government Securities Fund	New York Tax-Free Money Market Fund	Money Market Fund	Treasury Money Market Fund

$216,082,944	$87,157,887	$156,418,977	$1,594,370,500	$379,276,926

—	—	—	68,649,700	432,295,300

216,082,944	87,157,887	156,418,977	1,663,020,200	811,572,226

—	—	601,951	—	99,536

2,815,209	1,573,832	1,648,029	256,659	2,684,945

24	612,965	268,291	1,930,585	44,926

—	—	—	—	—

218,898,177	89,344,684	158,937,248	1,665,207,444	814,401,633

874,916	213,521	206,744	2,870,328	2,656,543

—	—	—	18,931	—

950,813	—	—	—	—

28,719	148,048	358,500	2,349,677	172,322

50,855	3,427	13,254	213,277	196,429

1,905,303	364,996	578,498	5,452,213	3,025,294

$216,992,874	$88,979,688	$158,358,750	$1,659,755,231	$811,376,339

$233,543,615	$89,202,187	$158,358,750	$1,659,755,231	$811,376,339

3,887,085	499,716	—	—	—

(20,503,436)	(596,700)	—	—	—

65,610	(125,515)	—	—	—

$216,992,874	$88,979,688	$158,358,750	$1,659,755,231	$811,376,339

VISION Group of Funds
Statements of Assets and Liabilities—Continued
April 30, 2001

Total Net Assets—Continued	Managed Allocation Fund— Conservative Growth(1)		New York Municipal Income Fund		Pennsylvania Municipal Income Fund(1)
Class A Shares	$448,002		$74,850,586		$86,300,981

Class S Shares	—		—		—

Shares Outstanding:

Class A Shares	45,318		7,312,942		8,600,430

Class S Shares	—		—		—

Net Asset Value, Offering Price and Redemption Proceeds Per Share:

Net Asset Value Per Share

Class A Shares	$ 9.89		$ 10.24		$ 10.03

Class S Shares	—		—		—

Offering Price Per Share*

Class A Shares	$ 10.30	**	$ 10.72	***	$ 10.50	***

Redemption Proceeds Per Share*

Class A Shares	$ 9.89		$ 10.24		$ 10.03

Investments, at identified cost	$441,355		$76,102,492		$83,671,416

*	See “What Do Shares Cost” in the Prospectus.
**	Computation of offering price per share 100/96 of net asset value.
***	Computation of offering price per share 100/95.5 of net asset value.
(1)	Formerly Governor Lifestyle Conservative Growth Fund, Governor Pennsylvania Municipal Bond Fund and Governor Intermediate Term Income Fund, respectively.
(See Notes which are an integral part of the Financial Statements)

Intermediate Term Bond Fund(1)		U.S. Government Securities Fund		New York Tax-Free Money Market Fund	Money Market Fund	Treasury Money Market Fund
$216,992,874		$88,979,688		$158,358,750	$1,598,305,222	$790,306,627

—		—		—	61,450,009	$ 21,069,712

22,942,066		9,425,936		158,358,750	1,598,305,222	790,306,627

—		—		—	61,450,009	21,069,712

$ 9.46		$ 9.44		$ 1.00	$ 1.00	$ 1.00

—		—		—	$ 1.00	$ 1.00

$ 9.91	***	$ 9.88	***	—	—	—

$ 9.46		$ 9.44		—	—	—

$212,195,859		$86,658,171		$156,418,977	$1,663,020,200	$811,572,226

VISION Group of Funds
Statements of Operations
Year Ended April 30, 2001

	International Equity Fund(1)	Small Cap Stock Fund(1)	Mid Cap Stock Fund

Investment Income:

Dividends	$ 481,186 (a)	$ 273,333	$1,249,451 (b)

Interest	25,390	234,819	147,143

Total investment income	506,576	508,152	1,396,594

Expenses:

Investment adviser fee	386,845	1,034,864	979,474

Administrative personnel and services fee	42,591	140,216	120,898

Custodian fees	38,173	22,975	12,056

Transfer and dividend disbursing agent fees and expenses	13,297	30,912	53,281

Directors’ fees	1,006	4,110	1,981

Auditing fees	14,007	17,455	15,670

Legal fees	2,897	15,183	11,252

Portfolio accounting fees	37,782	39,244	27,177

Distribution services fee—Class B Shares	1	24	4,132

Shareholder services fee—Class A Shares	27,813	242,760	286,704

Shareholder services fee—Class B Shares	—	8	1,377

Share registration costs	48,353	25,655	28,247

Printing and postage	6,036	14,509	24,667

Taxes	—	—	23,504

Insurance premiums	3,013	5,130	59

Miscellaneous	286	—	4,110

Total expenses	622,100	1,593,045	1,594,589

Waivers:

Waiver of investment adviser fee	(134,854)	(147,388)	—

Waiver of administrative personnel and services fee	(5,095)	(17,195)	—

Reimbursement of other operating expenses	—	—	—

Waiver of shareholder services fee—Class A Shares	—	(17,902)	—

Total waivers	(139,949)	(182,485)	—

Net expenses	482,151	1,410,560	1,594,589

Net investment income (net operating loss)	24,425	(902,408)	(197,995)

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on investments	(1,461,585)	3,420,177	7,962,946

Net change in unrealized appreciation (depreciation) of investments	(3,654,089)	(11,231,448)	(505,790)

Net realized and unrealized gain (loss) on investments	(5,115,674)	(7,811,271)	7,457,156

Change in net assets resulting from operations	$(5,091,249)	$ (8,713,679)	$7,259,161

(1)
Formerly Governor International Equity Fund, Governor Aggressive Growth Fund, Governor Established Growth Fund, Governor Lifestyle Growth Fund and Governor Lifestyle Moderate Growth Fund, respectively. The Funds changed their fiscal year end from June 30 to April 30. Operations are for the period from July 1, 2000 to April 30, 2001.

(a)	Includes dividend tax withheld expense of $56,804.
(b)	Includes dividend tax withheld expense of $3,153.
(c)	Includes dividend tax withheld expense of $409.
(d)	Includes dividend tax withheld expense of $1,973.
(e)	Includes dividend tax withheld expense of $52.
(See Notes which are an integral part of the Financial Statements)

Large Cap Growth Fund	Large Cap Core Fund(1)	Large Cap Value Fund		Managed Allocation Fund— Aggressive Growth(1)	Managed Allocation Fund— Moderate Growth(1)

$ 76,584(c)	$ 1,533,268 (d)	$ 555,180	(e)	$ 25,374	$ 32,871

37,571	221,100	79,876		1,161	1,659

114,155	1,754,368	635,056		26,535	34,530

75,978	1,594,377	231,517		3,067	2,796

9,080	264,172	34,439		385	378

2,490	26,392	6,410		4,077	3,698

7,387	52,759	21,218		3,281	6,494

165	7,966	302		33	12

13,423	15,932	13,503		24,329	13,013

8,294	27,020	10,894		186	117

5,263	71,498	8,542		14,947	14,658

1,553	67	499		—	—

—	305,159	—		—	—

518	22	166		—	—

18,486	22,593	24,806		4,800	6,822

1,934	30,085	18,153		80	42

688	—	2,361		—	—

1,108	13,492	683		2,991	3,326

2,919	21,396	7,823		1,069	5,974

149,286	2,452,930	381,316		59,245	57,330

(12,730)	(173,270)	—		(3,067)	(2,796)

—	—	—		—	—

—	—	—		(39,000)	(39,000)

—	—	—		—	—

(12,730)	(173,270)	—		(42,067)	(41,796)

136,556	2,279,660	381,316		17,178	15,534

(22,401)	(525,292)	253,740		9,357	18,996

(1,413,124)	11,575,917	2,506,019		26,004	(14,297)

(38,420)	(51,362,266)	1,328,888		(140,237)	(33,944)

(1,451,544)	(39,786,349)	3,834,907		(114,233)	(48,241)

$(1,473,945)	$(40,311,641)	$4,088,647		$(104,876)	$(29,245)

VISION Group of Funds
Statements of Operations—Continued
Year Ended April 30, 2001

	Managed Allocation Fund— Conservative Growth(1)	New York Municipal Income Fund	Pennysylvania Municipal Income Fund(1)

Investment Income:

Dividends	$ 9,825	$ —	$ —

Interest	749	3,390,417	4,002,037

Total investment income	10,574	3,390,417	4,002,037

Expenses:

Investment adviser fee	645	454,654	482,918

Administrative personnel and services fee	90	66,967	95,922

Custodian fees	1,429	5,853	10,176

Transfer and dividend disbursing agent fees and expenses	8,512	19,823	21,689

Directors’ fees	40	1,202	2,593

Auditing fees	23,594	13,554	14,899

Legal fees	99	13,034	11,055

Portfolio accounting fees	2,799	30,627	33,871

Distribution services fee—Class S Shares	—	—	—

Shareholder services fee—Class A Shares	—	—	24,961

Share registration costs	8,068	21,202	20,774

Printing and postage	7	17,699	9,640

Taxes	—	5,817	—

Insurance premiums	3,585	465	7,624

Miscellaneous	350	7,657	6,158

Total expenses	49,218	658,554	742,280

Waivers:

Waiver of investment adviser fee	(645)	(90,858)	(110,328)

Waiver of administrative personnel and services fee	—	—	(10,930)

Reimbursement of other operating expenses	(45,000)	—	—

Waiver of transfer and dividend disbursing agent fees and expense	—	—	—

Total waivers	(45,645)	(90,858)	(121,258)

Net expenses	3,573	567,696	621,022

Net investment income	7,001	2,822,721	3,381,015

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on investments	(5,241)	40,922	538,260

Net change in unrealized appreciation (depreciation) of investments	2,206	3,117,517	1,993,822

Net realized and unrealized gain (loss) on investments	(3,035)	3,158,439	2,532,082

Change in net assets resulting from operations	$ 3,966	$5,981,160	$5,913,097

(1)
Formerly Governor Lifestyle Conservative Growth Fund, Governor Pennsylvania Municipal Bond Fund and Governor Intermediate Term Income Fund, respectively. The Funds changed their fiscal year end from June 30 to April 30. Operations are for the period from July 1, 2000 to April 30, 2001.

(See Notes which are an integral part of the Financial Statements)

Intermediate Term Bond Fund(1)	U.S. Government Securities Fund	New York Tax-Free Money Market Fund	Money Market Fund	Treasury Money Market Fund

$ —	$ —	$ —	$ —	$ —

13,638,338	5,401,431	6,510,784	91,368,923	41,088,912

13,638,338	5,401,431	6,510,784	91,368,923	41,088,912

1,247,014	525,184	810,287	7,236,841	3,400,939

249,174	77,371	167,024	1,489,095	702,363

24,987	10,061	6,601	55,120	30,225

29,505	24,066	29,057	469,742	111,366

4,629	1,396	3,263	30,192	15,781

14,290	13,919	12,887	13,141	13,879

25,878	11,146	12,393	19,570	15,195

70,643	22,463	38,392	364,340	166,294

—	—	—	166,036	57,039

66,328	—	—	—	—

24,289	19,453	19,568	30,650	84,995

27,383	9,968	23,623	124,786	32,893

—	5,577	17,049	110,038	56,059

16,435	402	3,223	3,839	2,933

13,501	5,278	1,609	15,998	2,452

1,814,056	726,284	1,144,976	10,129,388	4,692,413

(407,541)	(16,972)	(152,780)	(723,684)	(580,724)

(28,782)	—	—	—	—

—	—	—	—	—

—	—	—	—	(36,574)

(436,323)	(16,972)	(152,780)	(723,684)	(617,298)

1,377,733	709,312	992,196	9,405,704	4,075,115

12,260,605	4,692,119	5,518,588	81,963,219	37,013,797

1,464,902	166,348	—	—	—

5,970,965	3,197,638	—	—	—

7,435,867	3,363,986	—	—	—

$19,696,472	$8,056,105	$5,518,588	$81,963,219	$37,013,797

VISION Group of Funds
Statements of Operations
Year Ended June 30, 2000

	International Equity Fund(1)	Small Cap Stock Fund(1)	Large Cap Core Fund(1)

Investment Income:

Dividends	$ 678,949 (a)	$ 926,707	$ 2,650,622 (b)

Interest	31,445	180,855	509

Total investment income	710,394	1,107,562	2,651,131

Expenses:

Investment adviser fee	527,053	1,368,992	1,967,407

Administrative personnel and services fee	63,247	361,963	682,300

Custodian fees	77,800	26,538	37,591

Transfer and dividend disbursing agent fees and expenses	—	—	—

Auditing fees	—	—	—

Portfolio accounting fees	66,332	—	—

Distribution services fee—Class A Shares	—	—	—

Other	46,512	152,167	274,852

Total expenses	780,944	1,909,660	2,962,150

Reductions and Reimbursements:

Contractual fee reductions	(373,153)	(458,612)	(485,299)

Voluntary and contractual fee reductions and contractual reimbursements	—	—	—

Total reductions and reimbursements	(373,153)	(458,612)	(485,299)

Net expenses	407,791	1,451,048	2,476,851

Net investment income/(net operating loss)	302,603	(343,486)	174,280

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on investments	2,780,031	25,757,987	51,706,557

Net realized gain dividends from underlying funds	—	—	—

Net change in unrealized appreciation (depreciation) of investments	2,013,467	(3,264,106)	(28,304,512)

Net realized and unrealized gain (loss) on investments	4,793,498	22,493,881	23,402,045

Change in net assets resulting from operations	$5,096,101	$22,150,395	$23,576,325

(1)
Formerly Governor International Equity Fund, Governor Aggressive Growth Fund, Governor Established Growth Fund, Governor Lifestyle Growth Fund, Governor Lifestyle Moderate Growth Fund, Governor Lifestyle Conservative Growth Fund, Governor Pennsylvania Municipal Bond Fund and Governor Intermediate Term Income Fund, respectively.

(a)	Includes dividend tax withheld expense of $87,661.
(b)	Includes dividend tax withheld expense of $27,192.
(See Notes which are an integral part of the Financial Statements)

Managed Allocation Fund— Aggressive Growth(1)	Managed Allocation Fund— Moderate Growth(1)	Managed Allocation Fund— Conservative Growth(1)	Pennysylvania Municipal Income Fund(1)	Intermediate Term Bond Fund(1)

$ 12,466	$ 22,457	$ 8,732	$ 153,288	$ 448,959

—	—	—	5,024,034	19,322,685

12,466	22,457	8,732	5,177,322	19,771,644

1,637	2,049	567	600,219	1,710,672

—	—	—	182,466	518,625

728	728	672	17,689	41,374

20,000	20,000	20,000	—	—

5,054	5,054	5,047	—	—

30,000	30,000	30,000	—	—

3,275	4,098	1,135	—	—

1,983	2,573	669	130,610	277,198

62,677	64,502	58,090	930,984	2,547,869

—	—	—	—	(955,127)

(51,913)	(50,995)	(54,344)	(340,111)	—

(51,913)	(50,995)	(54,344)	(340,111)	(955,127)

10,764	13,507	3,746	590,873	1,592,742

1,702	8,950	4,986	4,586,449	18,178,902

6,457	(1,520)	(1,238)	(4,867,666)	(15,658,140)

45,256	66,033	13,295	—	—

8,435	(11,699)	(3,649)	2,135,942	5,792,518

60,148	52,814	8,408	(2,731,724)	(9,865,622)

$ 61,850	$ 61,764	$ 13,394	$1,854,725	$ 8,313,280

VISION Group of Funds
Statements of Changes in Net Assets

	International Equity Fund(1)			Small Cap Stock Fund(1)

	Period Ended April 30, 2001(2)	Year Ended June 30, 2000	Period Ended June 30, 1999(a)	Period Ended April 30, 2001(2)	Year Ended June 30, 2000	Year Ended June 30, 1999
Increase (Decrease) in Net Assets:

Operations—

Net investment income (loss)	$ 24,425	$ 302,603	$ 405,453	$ (902,408)	$ (343,486)	$ (58,101)

Net realized gain (loss) on investments	(1,461,585)	2,780,031	68,534	3,420,177	25,757,987	10,181,975

Net change in unrealized appreciation (depreciation) of investments	(3,654,089)	2,013,467	1,634,421	(11,231,448)	(3,264,106)	1,881,793

Change in net assets resulting from operations	(5,091,249)	5,096,101	2,108,408	(8,713,679)	22,150,395	12,005,667

Distributions to Shareholders—

Distributions from net investment income

Class A Shares	—	(535,161)	—	—	—	—

Class B Shares	—	—	—	—	—	—

Distributions in excess of net investment income

Class A Shares	—	—	—	—	—	(105,843)

Distributions from net realized gain on investments

Class A Shares	(2,805,623)	(511,261)	—	(13,841,167)	(18,983,848)	(4,572,481)

Class B Shares	—	—	—	—	—	—

Change in net assets resulting from distributions to shareholders	(2,805,623)	(1,046,422)	—	(13,841,167)	(18,983,848)	(4,678,324)

Share Transactions—

Proceeds from sales of shares	6,966,025	12,187,174	40,525,924	58,082,767	86,895,351	26,556,930

Shares issued in connection with the acquisition of Vision Capital Appreciation Fund	—	—	—	—	—	—

Net asset value of shares issued to shareholders in payment of distributions declared	1,201,992	408,746	—	13,566,276	18,728,504	1,516,422

Cost of shares redeemed	(10,047,065)	(11,454,151)	(3,128,752)	(84,486,316)	(99,376,242)	(31,500,681)

Change in net assets resulting from share transactions	(1,879,048)	1,141,769	37,397,172	(12,837,273)	6,247,613	(3,427,329)

Change in net assets	(9,775,920)	5,191,448	39,505,580	(35,392,119)	9,414,160	3,900,014

Net Assets:

Beginning of period	44,697,028	39,505,580	—	148,925,769	139,511,609	135,611,595

End of period	$34,921,108	$44,697,028	$39,505,580	$113,533,650	$148,925,769	$139,511,609

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$ 152,222	$ (312,494)	$ (79,936)	$ (613)	$ (1,311)	$ 342,175

(1)	Formerly Governor International Equity Fund, Governor Aggressive Growth Fund and Governor Established Growth Fund, respectively.
(2)	The Funds changed their fiscal year end from June 30 to April 30.
(a)	Reflects operations for the period from February 9, 1999 (date of initial public investment) to June 30, 1999.
(b)	Reflects operations for the period from March 20, 2000 (date of initial public investment) to April 30, 2000.
(See Notes which are an integral part of the Financial Statements)

Mid Cap Stock Fund		Large Cap Growth Fund		Large Cap Core Fund(1)

Year Ended April 30, 2001	Year Ended April 30, 2000	Year Ended April 30, 2001	Period Ended April 30, 2000(b)	Period Ended April 30, 2001(2)	Year Ended June 30, 2000	Year Ended June 30, 1999

$ (197,995)	$ (119,519)	$ (22,401)	$ 8,191	$ (525,292)	$ 174,280	$ 1,034,161

7,962,946	12,841,437	(1,413,124)	(2,057)	11,575,917	51,706,557	24,578,381

(505,790)	8,630,774	(38,420)	(26,277)	(51,362,266)	(28,304,512)	12,590,276

7,259,161	21,352,692	(1,473,945)	(20,143)	(40,311,641)	23,576,325	38,202,818

—	(117,396)	(8,763)	—	—	(176,790)	(1,032,871)

—	—	(240)	—	—	—	—

—	—	—	—	—	(5,907)	—

(14,074,914)	(2,448,966)	—	—	(25,921,785)	(54,637,729)	(6,183,277)

(59,523)	—	—	—	—	—	—

(14,134,437)	(2,566,362)	(9,003)	—	(25,921,785)	(54,820,426)	(7,216,148)

22,610,695	85,871,849	7,556,504	6,678,495	48,198,627	87,957,373	29,313,640

—	21,918,824	—	—	—	—	—

12,503,976	2,261,493	6,234	—	24,829,377	53,919,438	1,760,051

(18,170,080)	(100,337,693)	(168,348)	(201)	(83,043,792)	(93,135,539)	(60,435,568)

16,944,591	9,714,473	7,394,390	6,678,294	(10,015,788)	48,741,272	(29,361,877)

10,069,315	28,500,803	5,911,442	6,658,151	(76,249,214)	17,497,171	1,624,793

110,704,142	82,203,339	6,658,151	—	277,934,241	260,437,070	258,812,277

$120,773,457	$110,704,142	$12,569,593	$6,658,151	$201,685,027	$277,934,241	$260,437,070

$ (127)	$ —	$ —	$ 8,191	$ 2,654	$ 1,533	$ 4,043

VISION Group of Funds
Statements of Changes in Net Assets—Continued

	Large Cap Value Fund(1)		Managed Allocation Fund—Aggressive Growth(2)

	Year Ended April 30, 2001	Year Ended April 30, 2000	Period Ended April 30, 2001(3)	Year Ended June 30, 2000	Period Ended June 30, 1999(a)
Increase (Decrease) in Net Assets:

Operations—

Net investment income	$ 253,740	$ 583,456	$ 9,357	$ 1,702	$ 32

Net realized gain (loss) on investments	2,506,019	(472,526)	26,004	6,457	12

Net realized gain on capital gain distributions from other investment companies	—	—	—	45,256	—

Net change in unrealized appreciation (depreciation) of investments	1,328,888	(3,501,373)	(140,237)	8,435	10,679

Change in net assets resulting from operations	4,088,647	(3,390,443)	(104,876)	61,850	10,723

Distributions to Shareholders—

Distributions from net investment income

Class A Shares	(266,934)	(585,945)	(9,769)	(1,702)	(95)

Class B Shares	(114)	(12)	—	—	—

Distributions in excess of net investment income

Class A Shares	—	—	—	(1,478)	—

Distributions from net realized gain on investments

Class A Shares	(1,187,339)	(507,046)	(46,021)	(4,214)	—

Class B Shares	(1,534)	—	—	—	—

Change in net assets resulting from distributions to shareholders	(1,455,921)	(1,093,003)	(55,790)	(7,394)	(95)

Share Transactions—

Proceeds from sales of shares	11,945,391	13,632,547	606,255	1,151,088	207,387

Net asset value of shares issued to shareholders in payment of distributions declared	966,391	701,914	45,754	7,249	95

Cost of shares redeemed	(8,200,054)	(24,701,732)	(209,752)	(78,363)	(298)

Change in net assets resulting from share transactions	4,711,728	(10,367,271)	442,257	1,079,974	207,184

Change in net assets	7,344,454	(14,850,717)	281,591	1,134,430	217,812

Net Assets:

Beginning of period	30,731,040	45,581,757	1,352,242	217,812	—

End of period	$38,075,494	$30,731,040	$1,633,833	$1,352,242	$217,812

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$ —	$ 18,733	$ —	$ —	$ 1,478

(1)	Formerly, VISION Equity Income Fund.
(2)	Formerly Governor Lifestyle Growth Fund, Governor Lifestyle Moderate Growth Fund and Governor Lifestyle Conservative Growth Fund, respectively.
(3)	The Funds changed their fiscal year end from June 30 to April 30.
(a)	Reflects operations for the period from February 18, 1999 (date of initial public investment) to June 30, 1999.
(b)	Reflects operations for the period from February 4, 1999 (date of initial public investment) to June 30, 1999.
(c)	Reflects operations for the period from February 3, 1999 (date of initial public investment) to June 30, 1999.
(See Notes which are an integral part of the Financial Statements)

Managed Allocation Fund—Moderate Growth(2)			Managed Allocation Fund—Conservative Growth(2)			New York Municipal Income Fund

Period Ended April 30, 2001(3)	Year Ended June 30, 2000	Period Ended June 30, 1999(b)	Period Ended April 30, 2001(3)	Year Ended June 30, 2000	Period Ended June 30, 1999(c)	Year Ended April 30, 2001	Year Ended April 30, 2000

$ 18,996	$ 8,950	$ 739	$ 7,001	$ 4,986	$ 619	$ 2,822,721	$ 2,275,690

(14,297)	(1,520)	192	(5,241)	(1,238)	6	40,922	(372,193)

—	66,033	—	—	13,295	—	—	—

(33,944)	(11,699)	8,462	2,206	(3,649)	1,249	3,117,517	(3,537,613)

(29,245)	61,764	9,393	3,966	13,394	1,874	5,981,160	(1,634,116)

(17,569)	(9,000)	(689)	(6,438)	(4,995)	(610)	(2,836,440)	(2,276,613)

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

(59,095)	(5,609)	—	(10,881)	(1,182)	—	—	(254,101)

—	—	—	—	—	—	—	—

(76,664)	(14,609)	(689)	(17,319)	(6,177)	(610)	(2,836,440)	(2,530,714)

987,947	1,013,278	285,686	229,927	183,374	148,755	35,273,609	10,947,296

69,305	11,924	258	15,590	4,841	100	1,371,565	1,637,860

(244,960)	(143,490)	(9,606)	(95,414)	(34,299)	—	(13,019,996)	(13,199,354)

812,292	881,712	276,338	150,103	153,916	148,855	23,625,178	(614,198)

706,383	928,867	285,042	136,750	161,133	150,119	26,769,898	(4,779,028)

1,213,909	285,042	—	311,252	150,119	—	48,080,688	52,859,716

$1,920,292	$1,213,909	$285,042	$448,002	$311,252	$150,119	$74,850,586	$48,080,688

$ 1,427	$ —	$ 50	$ 563	$ —	$ 9	$ (14,333)	$ (614)

VISION Group of Funds
Statements of Changes in Net Assets—Continued

	Pennsylvania Municipal Income Fund(1)			Intermediate Term Bond Fund(1)

	Period Ended April 30, 2001(2)	Year Ended June 30, 2000	Year Ended June 30, 1999	Period Ended April 30, 2001(2)	Year Ended June 30, 2000	Year Ended June 30, 1999
Increase (Decrease) in Net Assets:

Operations—

Net investment income	$ 3,381,015	$ 4,586,449	$ 5,125,738	$ 12,260,605	$ 18,178,902	$ 17,720,374

Net realized gain (loss) on investments	538,260	(4,867,666)	472,648	1,464,902	(15,658,140)	(3,585,583)

Net change in unrealized appreciation (depreciation) of investments	1,993,822	2,135,942	(3,417,082)	5,970,965	5,792,518	(12,283,842)

Change in net assets resulting from operations	5,913,097	1,854,725	2,181,304	19,696,472	8,313,280	1,850,949

Distributions to Shareholders—

Distributions from net investment income

Class A Shares	(3,361,327)	(4,574,099)	(5,259,960)	(12,248,489)	(18,133,008)	(17,714,534)

Class S Shares	—	—	—	—	—	—

Distributions from net realized gain on investments	—	(88,712)	(735,831)	—	—	(3,274,801)

Change in net assets resulting from distributions to shareholders	(3,361,327)	(4,662,811)	(5,995,791)	(12,248,489)	(18,133,008)	(20,989,335)

Share Transactions—

Proceeds from sales of shares	7,673,783	42,044,692	31,772,680	19,940,685	72,228,909	88,095,203

Shares issued in connection with the transfer of assets from Governor U.S. Treasury Obligations Money Market Fund	—	—	—	—	—	—

Net asset value of shares issued to shareholders in payment of distributions declared	108,208	176,708	117,634	3,951,150	5,999,134	2,942,950

Cost of shares redeemed	(16,697,133)	(58,641,802)	(34,868,136)	(59,507,892)	(129,227,892)	(41,483,981)

Change in net assets resulting from share transactions	(8,915,142)	(16,420,402)	(2,977,822)	(35,616,057)	(50,999,849)	49,554,172

Change in net assets	(6,363,372)	(19,228,488)	(6,792,309)	(28,168,074)	(60,819,577)	30,415,786

Net Assets:

Beginning of period	92,664,353	111,892,841	118,685,150	245,160,948	305,980,525	275,564,739

End of period	$86,300,981	$ 92,664,353	$111,892,841	$216,992,874	$245,160,948	$305,980,525

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$ 32,009	$ 12,321	$ (29)	$ 65,610	$ 53,494	$ 7,600

(1)	Formerly Governor Pennsylvania Municipal Bond Fund and Governor Intermediate Term Income Fund, respectively.
(2)	The Funds changed their fiscal year end from June 30 to April 30.
(See Notes which are an integral part of the Financial Statements)

U.S. Government Securities Fund		New York Tax-Free Money Market Fund		Money Market Fund		Treasury Money Market Fund

Year Ended April 30, 2001	Year Ended April 30, 2000	Year Ended April 30, 2001	Year Ended April 30, 2000	Year Ended April 30, 2001	Year Ended April 30, 2000	Year Ended April 30, 2001	Year Ended April 30, 2000

$ 4,692,119	$ 3,758,135	$ 5,518,588	$ 4,749,430	$ 81,963,219	$ 51,309,145	$ 37,013,797	$ 25,754,854

166,348	(671,379)	—	—	—	—	—	—

3,197,638	(2,412,977)	—	—	—	—	—	—

8,056,105	673,779	5,518,588	4,749,430	81,963,219	51,309,145	37,013,797	25,754,854

(4,704,968)	(3,777,718)	(5,518,588)	(4,749,430)	(78,322,062)	(49,805,002)	(35,813,489)	(24,727,692)

—	—	—	—	(3,641,157)	(1,504,143)	(1,200,308)	(1,027,162)

							—
—	—	—	—	—	—	—	—

(4,704,968)	(3,777,718)	(5,518,588)	(4,749,430)	(81,963,219)	(51,309,145)	(37,013,797)	(25,754,854)

38,486,665	21,438,295	1,536,158,356	2,522,875,682	100,462,993,687	53,766,708,191	22,924,116,548	18,670,056,258

—	—	—	—	—	—	15,404,486	—

2,383,939	2,000,358	2,856,794	1,786,439	42,093,952	25,164,446	3,912,680	3,093,418

(15,406,694)	(24,270,031)	(1,553,447,441)	(2,462,161,634)	(99,989,220,429)	(53,597,248,481)	(22,576,445,486)	(18,748,462,655)

25,463,910	(831,378)	(14,432,291)	62,500,487	515,867,210	194,624,156	366,988,228	(75,312,979)

28,815,047	(3,935,317)	(14,432,291)	62,500,487	515,867,210	194,624,156	366,988,228	(75,312,979)

60,164,641	64,099,958	172,791,041	110,290,554	1,143,888,021	949,263,865	444,388,111	519,701,090

$88,797,688	$60,164,641	$ 158,358,750	$ 172,791,041	$ 1,659,755,231	$ 1,143,888,021	$ 811,376,339	$ 444,388,111

$. (125,515)	$ (112,666)	$ —	$ —	$ —	$ —	$ —	$ —

VISION Group of Funds
Financial Highlights

(For a share outstanding throughout each period)

Year Ended April 30,		Net Asset Value, beginning of period	Net Investment Income (Operating Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income	Distributions from Net Realized Gain on Investments

International Equity Fund—Class A Shares(c)
1999	(d)	$10.00	0.11		0.48	0.59	—	—	—
2000	(f)	$10.59	0.08		1.28	1.36	(0.14)	—	(0.14)
2001	(g)(m)	$11.67	0.01	(h)	(1.31)	(1.30)	—	—	(0.71)
International Equity Fund—Class B Shares
2001	(i)	$10.25	(0.05	)(h)	(0.55)	(0.60)	—	—	—
Small Cap Stock Fund—Class A Shares(c)
1997	(j)	$10.00	0.01		0.24	0.25	(0.01)	—	—
1998	(f)	$10.24	(0.01)		1.30	1.29	—	—	(0.12)
1999	(f)	$11.41	(0.01)		1.00	0.99	—	(0.01)	(0.37)
2000	(f)	$12.02	(0.03)		1.60	1.57	—	—	(1.71)
2001	(g)(m)	$11.88	(0.08	)(h)	(0.64)	(0.72)	—	—	(1.14)
Small Cap Stock Fund—Class B Shares
2001	(i)	$ 9.75	(0.05	)(h)	0.31	0.26	—	—	—
Mid Cap Stock Fund—Class A Shares(k)
1997		$13.35	0.13		2.35	2.48	(0.13)	—	(0.59)
1998		$15.11	0.11		4.34	4.45	(0.09)	—	(3.34)
1999		$16.13	0.05		(1.67)	(1.62)	(0.07)	—	(0.99)
2000		$13.45	(0.01)		2.54	2.53	(0.02)	—	(0.45)
2001		$15.51	(0.03	)(h)	1.00	0.97	—	—	(1.97)
Mid Cap Stock Fund—Class B Shares
2000	(l)	$14.28	(0.03)		1.25	1.22	—	—	—
2001		$15.50	(0.15	)(h)	1.00	0.85	—	—	(1.97)

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c)	Formerly Governor International Equity Fund and Governor Aggressive Growth Fund, respectively.

(d)	Reflects operations for the period from February 9, 1999 (date of public investment) to June 30, 1999.

(e)	Computed on an annualized basis.

(f)	Reflects operations for the year ended June 30.

(g)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds have changed their fiscal year end from June 30 to April 30.

(h)	Based on average shares outstanding.

(i)	Reflects operations for the period from January 10, 2001 (date of initial public investment) to April 30, 2001.

(j)	Reflects operations for the period from February 3, 1997 (date of public investment) to June 30, 1997.

(k)	Prior to October 15, 1999, reflects operations for Vision Growth and Income Fund.

(l)	Reflects operations for the period from March 15, 2000 (date of initial public investment) to April 30, 2000.
(m)	Effective January 8, 2001, the Funds changed their investment adviser from Martindale Andres & Company LLC to Manufacturers and Traders Trust Company.

(n)	Amount represents less than 0.01%.
(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income (Operating Loss)		Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

—	$10.59	5.90%	0.98	%(e)	2.80	%(e)	1.86%(e)	$ 39,506	17%
(0.28)	$11.67	12.87%	0.97%		0.72%		1.85%	$ 44,697	56%
(0.71)	$ 9.66	(11.41)%	1.46	%(e)	0.07	%(e)	0.42%(e)	$ 34,916	73%

—	$ 9.65	(5.85)%	4.04	%(e)	(0.50	)%(e)	0.00%(n)	$ 5	73%

(0.01)	$10.24	2.52%	0.66	%(e)	0.28	%(e)	1.35%(e)	$105,258	2%
(0.12)	$11.41	12.72%	0.83%		(0.09)%		1.33%	$135,612	8%
(0.38)	$12.02	9.24%	1.04%		(0.05)%		1.47%	$139,512	18%
(1.71)	$11.88	16.31%	1.06%		(0.25)%		1.40%	$148,926	43%
(1.14)	$10.02	(6.57)%	1.30	%(e)	(0.83	)%(e)	0.17%(e)	$113,499	21%

—	$10.01	2.67%	0.89	%(e)	(0.72	)%(e)	—	$ 35	21%

(0.72)	$15.11	18.61%	1.14%		0.87%		—	$114,090	134%
(3.43)	$16.13	31.40%	1.21%		0.65%		—	$143,404	88%
(1.06)	$13.45	(9.26)%	1.20%		0.32%		—	$ 82,203	145%
(0.47)	$15.51	19.88%	1.54%		(0.13)%		—	$110,651	163%
(1.97)	$14.51	6.51%	1.39%		(0.17)%		—	$119,409	112%

—	$15.50	8.54%	2.45	%(e)	(1.82	)%(e)	—	$ 53	163%
(1.97)	$14.38	5.69%	2.14%		(1.06)%		—	$ 1,364	112%

VISION Group of Funds
Financial Highlights—Continued

(For a share outstanding throughout each period)

Year Ended April 30,		Net Asset Value, beginning of period	Net Investment Income (Operating Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income		Distributions from Net Realized Gain on Investments

Large Cap Growth Fund—Class A Shares
2000	(c)	$10.00	0.01		0.03	0.04	—	—		—
2001		$10.04	(0.02	)(f)	(1.47)	(1.49)	(0.01)	—		—
Large Cap Growth Fund—Class B Shares
2000	(g)	$10.31	0.00	(h)	(0.27)	(0.27)	—	—		—
2001		$10.04	(0.10	)(f)	(1.47)	(1.57)	(0.01)	—		—
Large Cap Core Fund—Class A Shares(j)
1997	(k)	$10.00	0.08		1.13	1.21	(0.08)	—		—
1998	(l)	$11.13	0.10		2.99	3.09	(0.10)	—		(0.06)
1999	(l)	$14.06	0.06		2.16	2.22	(0.06)	—		(0.34)
2000	(l)	$15.88	0.01		1.20	1.21	(0.01)	(0.00	)(h)	(3.41)
2001	(i)(n)	$13.67	(0.03	)(f)	(1.93)	(1.96)	—	—		(1.31)
Large Cap Core Fund—Class B Shares(j)
2001	(m)	$11.70	(0.05	)(f)	(1.28)	(1.33)	—	—		—

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c)	Reflects operations for the period from March 20, 2000 (date of initial public investment) to April 30, 2000.

(d)	Computed on an annualized basis.

(e)	Represents less than 0.01%.

(f)	Based on average shares outstanding.

(g)	Reflects operations for the period from April 6, 2000 (date of initial public investment) to April 30, 2000.

(h)	Amount represents less than $0.01 per share.

(i)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Fund changed its fiscal year end from June 30 to April 30.

(j)	Formerly Governor Established Growth Fund.

(k)	Reflects operations for the period from December 2, 1996 (date of public investment) to June 30, 1997.

(l)	Reflects operations for the year ended June 30.

(m)	Reflects operations for the period from January 18, 2001 (date of public investment) to April 30, 2001.

(n)	Effective January 8, 2001, the Fund changed its investment adviser from Martindale Andres & Company LLC to Manufacturers and Traders Trust Company.
(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income (Operating Loss)		Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

—	$10.04	0.40%	0.00	%(d)(e)	1.23	%(d)	4.50%(d)	$ 6,617	1%
(0.01)	$ 8.54	(14.87)%	1.51%		(0.23)%		0.14%	$ 12,128	52%

—	$10.04	(2.62)%	0.00	%(d)(e)	0.99	%(d)	5.50%(d)	$ 42	1%
(0.01)	$ 8.46	(15.66)%	2.51%		(1.16)%		0.14%	$ 442	52%

(0.08)	$11.13	12.20%	0.44	%(d)	1.39	%(d)	1.01%(d)	$190,914	1%
(0.16)	$14.06	27.92%	0.71%		0.77%		1.06%	$258,812	6%
(0.40)	$15.88	16.20%	0.91%		0.42%		1.19%	$260,437	2%
(3.42)	$13.67	9.31%	0.94%		0.07%		1.13%	$277,934	41%
(1.31)	$10.40	(15.87)%	1.12	%(d)	(0.26	)%(d)	0.09%(d)	$201,609	33%

—	$10.37	(11.37)%	0.79	%(d)	(0.62	)%(d)	—	$ 76	33%

VISION Group of Funds
Financial Highlights—Continued

(For a share outstanding throughout each period)

Year Ended April 30,		Net Asset Value, beginning of period	Net Investment Income (Operating Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income	Distributions from Net Realized Gain on Investments

Large Cap Value Fund—Class A Shares(c)
1998	(d)	$ 9.99	0.08		1.47	1.55	(0.07)	—	—
1999		$11.47	0.19		0.78	0.97	(0.19)	—	(0.01)
2000		$12.24	0.18		(0.94)	(0.76)	(0.18)	—	(0.16)
2001		$11.14	0.09	(f)	1.24	1.33	(0.09)	—	(0.42)
Large Cap Value Fund—Class B Shares
2000	(g)	$11.18	0.05		0.12	0.17	(0.06)	—	(0.16)
2001		$11.13	(0.04	)(f)	1.24	1.20	(0.01)	—	(0.42)
Managed Allocation Fund—Aggressive Growth(h)
1999	(i)	$10.00	0.02		0.77	0.79	(0.02)	—	—
2000	(j)	$10.77	0.11		0.75	0.86	(0.11)	(0.03)	(0.00	)(n)
2001	(k)(l)	$11.49	0.07		(0.89)	(0.82)	(0.07)	—	(0.34)
Managed Allocation Fund—Moderate Growth(h)
1999	(m)	$10.00	0.04		0.56	0.60	(0.04)	—	—
2000	(j)	$10.56	0.18		0.54	0.72	(0.18)	—	(0.01)
2001	(k)(l)	$11.09	0.14		(0.48)	(0.34)	(0.14)	—	(0.49)

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c)	Formerly VISION Equity Income Fund, effective August 30, 1999.

(d)	Reflects operations for the period from September 26, 1997 (date of initial public investment) to April 30, 1998.

(e)	Computed on an annualized basis.

(f)	Based on average shares outstanding.

(g)	Reflects operations for the period from December 10, 1999 (date of initial public investment) to April 30, 2000.

(h)	Formerly Governor Lifestyle Growth Fund and Governor Lifestyle Moderate Growth Fund, respectively.

(i)	Reflects operations for the period from February 18, 1999 (date of initial public investment) to June 30, 1999.

(j)	Reflects operations for the year ended June 30.

(k)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds have changed their fiscal year end from June 30 to April 30.

(l)	Effective January 8, 2001, the Funds changed their investment adviser from Martindale Andres & Company LLC to Manufacturers and Traders Trust Company.

(m)	Reflects operations for the period from February 4, 1999 (date of initial public investment) to June 30, 1999.

(n)	Amount represents less than $0.01 per share.
(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income (Operating Loss)		Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

(0.07)	$11.47	15.51%	1.08	%(e)	1.41	%(e)	0.52%(e)	$37,403	11%
(0.20)	$12.24	8.59%	1.02%		1.67%		—	$45,582	55%
(0.34)	$11.14	(6.15)%	0.99%		1.53%		—	$30,721	88%
(0.51)	$11.96	12.36%	1.15%		0.77%		—	$37,847	80%

(0.22)	$11.13	1.62%	1.99	%(e)	0.17	%(e)	—	$ 10	88%
(0.43)	$11.90	11.11%	2.15%		(0.38)%		—	$ 229	80%

(0.02)	$10.77	7.87%	1.81	%(e)	0.07	%(e)	51.10%(e)	$ 218	0%
(0.14)	$11.49	8.00%	1.64%		0.26%		9.53%	$ 1,352	28%
(0.41)	$10.26	(7.35)%	1.40	%(e)	0.76	%(e)	3.43%(e)	$ 1,634	72%

(0.04)	$10.56	6.02%	1.76	%(e)	1.17	%(e)	36.79%(e)	$ 285	6%
(0.19)	$11.09	6.81%	1.64%		1.09%		7.85%	$ 1,214	32%
(0.63)	$10.12	(3.18)%	1.39	%(e)	1.70	%(e)	3.73%(e)	$ 1,920	76%

VISION Group of Funds
Financial Highlights—Continued

(For a share outstanding throughout each period)

Year Ended April 30,		Net Asset Value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments

Managed Allocation Fund—Conservative Growth(c)
1999	(d)	$10.00	0.07		0.15	0.22	(0.07)	—
2000	(f)	$10.15	0.25		0.24	0.49	(0.25)	(0.00	)(g)
2001	(h)(k)	$10.39	0.19	(i)	(0.10)	0.09	(0.20)	(0.39)
New York Municipal Income Fund
1997		$ 9.90	0.48		0.18	0.66	(0.48)	—
1998		$10.08	0.46		0.38	0.84	(0.46)	(0.04)
1999		$10.42	0.46		0.19	0.65	(0.46)	(0.09)
2000		$10.52	0.46		(0.75)	(0.29)	(0.46)	(0.05)
2001		$ 9.72	0.45		0.52	0.97	(0.45)	—
Pennsylvania Municipal Income Fund(c)
1997	(j)	$10.21	0.34		0.06	0.40	(0.32)	(0.00	)(g)
1998	(f)	$10.29	0.49		0.11	0.60	(0.50)	—
1999	(f)	$10.39	0.47		(0.26)	0.21	(0.48)	(0.07)
2000(f)		$10.05	0.46		(0.27)	0.19	(0.46)	(0.01)
2001(h)(k)		$ 9.77	0.37		0.26	0.63	(0.37)	—

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c)	Formerly Governor Lifestyle Conservative Growth Fund and Governor Pennsylvania Municipal Bond Fund, respectively.

(d)	Reflects operations for the period from February 3, 1999 (date of initial public investment) to June 30, 1999.

(e)	Computed on an annualized basis.

(f)	Reflects operations for the year ended June 30.

(g)	Amount represents less than $0.01 per share.

(h)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds have changed their fiscal year end from June 30 to April 30.

(i)	Based on average shares outstanding.

(j)	Reflects operations for the period from October 1, 1996 (date of initial public investment) to June 30, 1997.

(k)	Effective January 8, 2001, the Funds changed their investment adviser from Martindale Andres & Company LLC to Manufacturers and Traders Trust Company.
(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets					Net Assets, end of period (000 omitted)
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income		Expense Waiver/ Reimbursement(b)		Portfolio Turnover Rate

(0.07)	$10.15	2.21%	1.79	%(e)	2.57	%(e)	92.41%(e)	$ 150	2%
(0.25)	$10.39	4.94%	1.65%		2.19%		25.56%	$ 311	28%
(0.59)	$ 9.89	0.94%	1.38	%(e)	2.71	%(e)	17.68%(e)	$ 448	91%

(0.48)	$10.08	6.76%	1.01%		4.74%		0.38%	$ 35,480	79%
(0.50)	$10.42	8.37%	0.96%		4.35%		0.31%	$ 43,456	45%
(0.55)	$10.52	6.37%	0.82%		4.38%		0.20%	$ 52,860	44%
(0.51)	$ 9.72	(2.71)%	0.85%		4.60%		0.20%	$ 48,081	34%
(0.45)	$10.24	10.11%	0.88%		4.36%		0.14%	$ 74,851	50%

(0.32)	$10.29	3.98%	0.37	%(e)	4.46	%(e)	0.86%(e)	$123,194	98%
(0.50)	$10.39	5.89%	0.58%		4.65%		0.92%	$118,685	62%
(0.55)	$10.05	1.94%	0.59%		4.45%		1.00%	$111,893	90%
(0.47)	$ 9.77	1.96%	0.59%		4.59%		0.93%	$ 92,664	96%
(0.37)	$10.03	6.53%	0.82	%(e)	4.46	%(e)	0.16%(e)	$ 86,301	37%

VISION Group of Funds
Financial Highlights—Continued

(For a share outstanding throughout each period)

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income		Distributions from Net Realized Gain on Investments

Intermediate Term Bond Fund(c)
1997(d)	$10.00	0.36	(0.23)	0.13	(0.36)	—		—
1998(f)	$ 9.77	0.62	0.33	0.95	(0.62)	—		—
1999(f)	$10.10	0.59	(0.50)	0.09	(0.59)	—		(0.11)
2000(f)	$ 9.49	0.60	(0.31)	0.29	(0.60)	—		—
2001(g)(h)	$ 9.18	0.49	0.28	0.77	(0.49)	—		—
U.S. Government Securities Fund
1997	$ 9.31	0.58	(0.03)	0.55	(0.58)	—		—
1998	$ 9.28	0.60	0.34	0.94	(0.60)	(0.01	)(i)	—
1999	$ 9.61	0.58	(0.08)	0.50	(0.58)	—		(0.02)
2000	$ 9.51	0.59	(0.49)	0.10	(0.59)	—		—
2001	$ 9.02	0.59	0.41	1.00	(0.58)	—		—
New York Tax-Free Money Market Fund
1997	$ 1.00	0.03	—	0.03	(0.03)	—		—
1998	$ 1.00	0.03	—	0.03	(0.03)	—		—
1999	$ 1.00	0.03	—	0.03	(0.03)	—		—
2000	$ 1.00	0.03	—	0.03	(0.03)	—		—
2001	$ 1.00	0.03	—	0.03	(0.03)	—		—

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c)	Formerly Governor Intermediate Term Income Fund.

(d)	Reflects operations for the period from December 2, 1996 (date of initial public investment) to June 30, 1997.

(e)	Computed on an annualized basis.

(f)	Reflects operations for the year ended June 30.

(g)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds changed their fiscal year end from June 30 to April 30.

(h)	Effective January 8, 2001, the funds changed investment advisers from Martindale Andres & Company LLC to Manufacturers and Traders Trust Company.

(i)
Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal tax purposes.

(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets					Net Assets, end of period (000 omitted)
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income		Expense Waiver/ Reimbursement(b)		Portfolio Turnover Rate

(0.36)	$ 9.77	1.40%	0.37	%(e)	6.45	%(e)	0.84%(e)	$207,859	329%
(0.62)	$10.10	9.95%	0.57%		6.27%		0.92%	$275,565	218%
(0.70)	$ 9.49	0.82%	0.56%		5.97%		0.98%	$305,981	149%
(0.60)	$ 9.18	3.18%	0.56%		6.38%		0.89%	$245,161	192%
(0.49)	$ 9.46	8.58%	0.70	%(e)	6.25	%(e)	0.22%(e)	$216,993	80%

(0.58)	$ 9.28	6.05%	1.11%		6.23%		0.20%	$ 44,485	121%
(0.61)	$ 9.61	10.42%	1.03%		6.30%		0.09%	$ 53,922	70%
(0.60)	$ 9.51	5.31%	0.92%		5.95%		0.05%	$ 64,100	68%
(0.59)	$ 9.02	1.11%	0.93%		6.36%		0.05%	$ 60,165	46%
(0.58)	$ 9.44	11.43%	0.95%		6.27%		0.03%	$ 88,980	47%

(0.03)	$ 1.00	2.96%	0.50%		2.95%		0.35%	$ 56,618	—
(0.03)	$ 1.00	3.14%	0.50%		3.09%		0.28%	$ 73,345	—
(0.03)	$ 1.00	2.75%	0.58%		2.69%		0.14%	$110,291	—
(0.03)	$ 1.00	2.97%	0.60%		3.00%		0.09%	$172,791	—
(0.03)	$ 1.00	3.52%	0.62%		3.44%		0.09%	$158,359	—

VISION Group of Funds
Financial Highlights—Continued

(For a share outstanding throughout each period)

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Distributions from Net Investment Income	Net Asset Value, end of period	Total Return(a)

Money Market Fund—Class A Shares
1997	$1.00	0.05	(0.05)	$1.00	4.93%
1998	$1.00	0.05	(0.05)	$1.00	5.11%
1999	$1.00	0.05	(0.05)	$1.00	4.76%
2000	$1.00	0.05	(0.05)	$1.00	4.95%
2001	$1.00	0.06	(0.06)	$1.00	5.85%
Money Market Fund—Class S Shares
1999(c)	$1.00	0.04	(0.04)	$1.00	3.98%
2000	$1.00	0.05	(0.05)	$1.00	4.69%
2001	$1.00	0.05	(0.05)	$1.00	5.59%
Treasury Money Market Fund—Class A Shares
1997	$1.00	0.05	(0.05)	$1.00	4.82%
1998	$1.00	0.05	(0.05)	$1.00	4.98%
1999	$1.00	0.04	(0.04)	$1.00	4.54%
2000	$1.00	0.05	(0.05)	$1.00	4.71%
2001	$1.00	0.05	(0.05)	$1.00	5.60%
Treasury Money Market Fund—Class S Shares
1999(c)	$1.00	0.04	(0.04)	$1.00	3.77%
2000	$1.00	0.04	(0.04)	$1.00	4.45%
2001	$1.00	0.05	(0.05)	$1.00	5.34%

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c)	Reflects operations for the period from June 8, 1998 (date of initial public investment) to April 30, 1999.
(d)	Computed on an annualized basis.
(See Notes which are an integral part of the Financial Statements)

Ratios to Average Net Assets
Expenses		Net Investment Income		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)

0.61%		4.77%		0.10%		$599,817
0.64%		5.00%		0.05%		$686,259
0.63%		4.64%		0.05%		$932,896
0.63%		4.87%		0.05%		$1,095,128
0.64%		5.67%		0.05%		$1,598,305

0.88	%(d)	4.42	%(d)	0.05	%(d)	$ 16,368
0.88%		4.71%		0.05%		$ 48,760
0.89%		5.48%		0.05%		$ 61,450

0.58%		4.75%		0.10%		$373,485
0.59%		4.96%		0.08%		$441,422
0.59%		4.49%		0.08%		$498,548
0.58%		4.62%		0.08%		$423,685
0.59%		5.45%		0.09%		$790,307

0.84	%(d)	4.17	%(d)	0.08	%(d)	$ 21,153
0.83%		4.36%		0.08%		$ 20,704
0.84%		5.26%		0.09%		$ 21,070

VISION Group of Funds
Notes to Financial Statements
April 30, 2001

Organization

VISION Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eighteen portfolios (individually referred to as the “Fund”, or collectively as the “Funds”). The following Funds are presented herein:

Portfolio Name	Investment Objective

VISION International Equity Fund (“International Equity Fund”) (formerly Governor International Equity Fund) (d)	Seeks long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

VISION Small Cap Stock Fund (“Small Cap Stock Fund”) (formerly Governor Aggressive Growth Fund) (d)	Seeks growth of capital.

VISION Mid Cap Stock Fund (“Mid Cap Stock Fund”) (d)	Seeks total return.

VISION Large Cap Growth Fund (“Large Cap Growth Fund”) (d)	Seeks to provide capital appreciation.

VISION Large Cap Core Fund (“Large Cap Core Fund”) (formerly Governor Established Growth Fund) (d)	Provide long-term capital appreciation. Current income is a secondary, non-fundamental investment consideration.

VISION Large Cap Value Fund (“Large Cap Value Fund”) (d)	Seeks to provide current income. Capital appreciation is a secondary investment consideration.

VISION Managed Allocation Fund—Aggressive Growth (“Aggressive Growth Fund”)(formerly Governor Lifestyle Growth Fund) (d)	Seeks capital appreciation.

VISION Managed Allocation Fund—Moderate Growth (“Moderate Growth Fund”) (formerly Governor Lifestyle Moderate Growth Fund) (d)	Seeks capital appreciation and, secondarily, income.

VISION Managed Allocation Fund—Conservative Growth (“Conservative Growth Fund”) (formerly Governor Lifestyle Conservative Growth Fund) (d)	Seeks capital appreciation and income.

VISION New York Municipal Income Fund (“New York Municipal Income Fund”) (n)	Seeks current income that is exempt from federal
regular income tax, and the personal income taxes
imposed by the State of New York and New York
municipalities and is consistent with preservation of
capital.

VISION Pennsylvania Municipal Income Fund (“Pennsylvania Municipal Income Fund”) (formerly Governor Pennsylvania Municipal Bond Fund) (n)	Seeks income exempt from both federal and Pennsylvania state income taxes, and preservation of capital.

VISION Intermediate Term Bond Fund (“Intermediate Term Bond Fund”) (formerly Governor Intermediate Term Income Fund) (d)	Seeks current income with long-term growth of capital as a secondary objective.

VISION Group of Funds

Portfolio Name	Investment Objective

VISION U.S. Government Securities Fund (“U.S. Government Securities Fund”) (d)	Seeks current income. Capital appreciation is a secondary, non-fundamental investment consideration.

VISION New York Tax-Free Money Market Fund (“New York Tax-Free Money Market Fund”) (n)	Seeks a high a level of current interest income that is exempt from federal regular income tax as is consistent with liquidity and relative stability of principal.

VISION Money Market Fund (“Money Market Fund”) (d)	Seeks current income with liquidity and stability of principal.

VISION Treasury Money Market Fund (“Treasury Money Market Fund”) (d)	Seeks current income with liquidity and stability of principal.

(d)  Diversified
(n)  Non-diversified

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

VISION Mid Cap Stock Fund commenced operations on October 15, 1999, when it acquired the assets of both VISION Growth and Income Fund and VISION Capital Appreciation Fund (the “Acquired Funds”) in a reorganization. In order to comply with comments made by the staff of the SEC, the Mid Cap Stock Fund had to become an “accounting survivor” of one of the Acquired Funds. Accordingly, the financial and performance information presented for the Mid Cap Stock Fund in reality reflects the historical operations of Growth and Income Fund in all periods prior to October 15, 1999. The acquisition was accomplished by a tax-free exchange of 1,899,378 shares of Mid Cap Stock Fund (valued at $21,918,824) for the 2,232,100 shares of the VISION Capital Appreciation Fund outstanding on October 15, 1999 along with an exchange of 5,668,880 shares of Mid Cap Stock Fund (valued at $65,433,417) for the 5,668,880 shares of VISION Growth and Income Fund. The VISION Capital Appreciation Fund’s net assets at that date ($21,925,137), including $219,604 of unrealized depreciation, were combined with the net assets of VISION Growth and Income Fund at that date ($65,433,417) including unrealized depreciation of $3,240,292.

On January 4, 2001, Treasury Money Market Fund acquired all the net assets of Governor U.S. Treasury Obligations Money Market Fund in a tax-free reorganization as follows:

Class A Shares of Treasury Money Market Fund Issued	Governor U.S. Treasury Obligations Money Market Fund Net Assets Received	Net Assets of Treasury Money Market Fund Prior to Combination	Net Assets of the Governor U.S. Treasury Obligations Money Market Fund Immediately Prior to Combination	Net Assets of Treasury Money Market Fund Immediately After Combination
15,404,486	$15,404,486	$710,710,568	$15,404,486	$726,115,054

VISION Group of Funds

International Equity Fund is the successor to Governor International Equity Fund; Small Cap Stock Fund is the successor to Governor Aggressive Growth Fund; Large Cap Core Fund is the successor to Governor Established Growth Fund; Managed Allocation Fund—Aggressive Growth is the successor to Governor Lifestyle Growth Fund; Managed Allocation Fund—Moderate Growth is the successor to Governor Lifestyle Moderate Growth Fund; and Managed Allocation Fund—Conservative Growth is the successor to Governor Lifestyle Conservative Growth Fund; Pennsylvania Municipal Income Fund is the successor to Governor Pennsylvania Municipal Bond Fund; Intermediate Term Bond Fund is the successor to Governor Intermediate Term Income Fund pursuant to a reorganization that took place on January 8, 2001. Prior to that date, each VISION fund had no investment operations. Accordingly, the information in these financial statements for periods prior to January 8, 2001 is historical information for the corresponding Governor Fund.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations—The money market funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act. For fluctuating funds, listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed corporate bonds, and other fixed income and asset-backed securities, unlisted securities and short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”).

Repurchase Agreements—It is each Fund’s policy to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Funds along with other affiliated investment companies may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Treasury Money Market Fund, Money Market Fund, Large Cap Value Fund, Mid Cap Stock Fund and Large Cap Growth Fund offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to difference in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The Guide, which is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, and will require investment companies to amortize premiums and discounts on fixed income securities. As required, the Funds will begin amortizing premiums and discounts on debt securities effective May 1, 2001. Prior to this date, the Funds did not amortize premiums or discounts on debt securities. The cumulative effect, although not yet fully determined, will have no impact on the total net assets of the Funds. Management does not anticipate that the adoption of the Guide will have a significant effect on the money market funds’ financial statements.

Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of currency gains and losses, net operating losses and tax equalization. The following reclassifications have been made to the financial statements.

	Increase (Decrease)
Fund Name	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
International Equity Fund	$ 298,470	$ (738,761)	$440,291
Small Cap Stock Fund	427,820	(1,330,926)	903,106
Mid Cap Stock Fund	(434,288)	236,420	197,868
Large Cap Growth Fund	(23,213)	—	23,213
Large Cap Core Fund	265,156	(791,569)	526,413
Large Cap Value Fund	5,425	—	(5,425)
Managed Allocation Fund—Aggressive Growth	—	(412)	412
New York Municipal Income Fund	(51)	51	—

Federal Taxes—It is the policy of the Funds to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

At April 30, 2001, the Funds, for federal tax purposes had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gain on investments, if any to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund Name	Capital Loss Carryforward to Expire in 2007	Capital Loss Carryforward to Expire in 2008	Capital Loss Carryforward to Expire in 2009	Total Capital Loss Carryforwards
Mid Cap Stock Fund	$3,307,137	$ —	$ —	$ 3,307,137
Large Cap Growth Fund	—	—	725,317	725,317
U.S. Government Securities Fund	—	447,818	—	447,818
Intermediate Term Bond Fund	—	12,202,481	8,316,537	20,519,018
Managed Allocation Fund— Conservative Growth	—	—	1,458	1,458
Pennsylvania Municipal Income Fund	—	1,311,632	3,017,858	4,329,490
New York Municipal Income Fund	—	232,213	59,102	291,315

VISION Group of Funds

Additionally, net realized capital and currency losses attributable to security transactions incurred after October 31, 2000, are treated as arising on the first day of the Fund’s next taxable year (May 1, 2001). The post-October losses for the Funds were as follows:

Fund Name	Post October Losses
International Equity Fund	$2,051,039
Mid Cap Stock Fund	229,675
Large Cap Growth Fund	646,648
New York Municipal Income Fund	42,123
U.S. Government Securities Fund	150,586

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts—The International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At April 30, 2001, the Fund had outstanding foreign currency exchange contracts as set forth below:

Settlement Date	Contracts to Deliver/Receive	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)

Contracts Purchased:

May 2, 2001	85,000 Australian Dollar	$ 43,231	$ 43,363	$ 132
August 8, 2001	5,350,000 Australian Dollar	2,848,924	2,726,228	(122,696)
August 8, 2001	300,000 British Pound Sterling	430,905	428,078	(2,827)
August 8, 2001	3,000,000 Danish Krone	373,739	355,674	(18,065)
August 8, 2001	7,730,000 Euro Currency	7,182,888	6,848,881	(334,007)
August 8, 2001	210,000,000 Japanese Yen	1,733,953	1,719,467	(14,486)
August 8, 2001	1,550,000 New Zealand Dollar	677,366	638,084	(39,282)
August 8, 2001	9,700,000 Swedish Krona	961,637	946,401	(15,236)
August 8, 2001	900,000 Swiss Franc	551,843	520,416	(31,427)

Contracts Sold:

August 8, 2001	950,000 Australian Dollar	474,973	484,097	(9,124)
August 8, 2001	3,270,000 British Pound Sterling	4,766,490	4,666,045	100,445
August 8, 2001	4,700,000 Danish Krone	563,144	557,223	5,921
August 8, 2001	2,110,000 Euro Currency	1,919,846	1,869,487	50,359
August 8, 2001	2,400,000 Hong Kong Dollar	307,799	307,772	27
August 8, 2001	526,000,000 Japanese Yen	4,636,649	4,306,855	329,794
August 8, 2001	1,550,000 New Zealand Dollar	667,663	638,084	29,579
August 8, 2001	7,500,000 Swedish Krona	780,566	731,753	48,813

	Net Unrealized Depreciation on Foreign Exchange Contracts			$ (22,080)

VISION Group of Funds

Foreign Currency Translation—The International Equity Fund translates foreign currencies into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sale of securities, and income and expense are translated at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rate on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds’ pricing committee.

Change in Fiscal Year—The VISION International Equity Fund, VISION Small Cap Stock Fund, VISION Large Cap Core Fund, VISION Managed Allocation Fund—Aggressive Growth, VISION Managed Allocation Fund—Moderate Growth, VISION Managed Allocation Fund—Conservative Growth, VISION Pennsylvania Municipal Income Fund, and VISION Intermediate Term Bond Fund have changed their fiscal year end from June 30 to April 30.

Use of Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other—Investment transactions are accounted for on the trade date basis.

VISION Group of Funds

Capital Stock

At April 30, 2001, there were 1,000,000,000 shares of $0.001 par value capital stock authorized with respect to International Equity Fund, Small Cap Stock Fund, Mid Cap Stock Fund, Large Cap Growth Fund, Large Cap Core Fund, Large Cap Value Fund, Managed Allocation Fund—Aggressive Growth, Managed Allocation Fund—Moderate Growth, Managed Allocation Fund—Conservative Growth, New York Municipal Income Fund, Pennsylvania Municipal Income Fund, Intermediate Term Bond Fund and U.S. Government Securities Fund; and 1,000,000,000 shares of $0.001 par value capital stock authorized with respect to New York Tax-Free Money Market Fund; 4,000,000,000 shares of $0.001 par value capital stock of the Trust (2,000,000,000 authorized as to Class A Shares and 2,000,000,000 authorized as to Class S Shares) authorized with respect to Money Market Fund and 4,000,000,000 shares of $0.001 par value capital stock of the Trust (2,000,000,000 authorized as to Class A Shares and 2,000,000,000 authorized as to Class S Shares) authorized with respect to Treasury Money Market Fund. Capital paid-in for New York Tax-Free Money Market aggregated $158,358,750, par value was $158,359; Money Market aggregated $1,659,755,231, par value was $1,659,755 and Treasury Money Market aggregated $811,376,339, par value was $811,376. Transactions in capital stock were as follows:

	International Equity Fund
	Period Ended April 30, 2001(a)		Year Ended June 30, 2000		Period Ended June 30, 1999(b)
Class A Shares	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	669,427	$6,961,276	1,078,265	$ 12,187,174	4,030,322	$40,525,924

Shares issued to shareholders in payment of distributions declared	118,891	1,201,992	34,885	408,746	—	—

Shares redeemed	(1,002,006)	(10,047,065)	(1,013,473)	(11,454,151)	(301,058)	(3,128,752)

Net change resulting from Class A Share transactions	(213,688)	$(1,883,797)	99,677	$ ,141,769	3,729,264	$37,397,172

	International Equity Fund
	Period Ended April 30, 2001(c)
Class B Shares	Shares	Amount
Shares sold	505	$ 4,749

Net change resulting from Class B Share transactions	505	$ 4,749

Net change resulting from share transactions	(213,183)	$(1,879,048)

	Small Cap Stock Fund
	Period Ended April 30, 2001(a)		Year Ended June 30, 2000		Year Ended June 30, 1999
Class A Shares	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,524,508	$58,049,332	7,805,388	$86,895,351	2,621,388	$26,556,930

Shares issued to shareholders in payment of distributions declared	1,288,345	13,566,276	1,936,764	18,728,504	147,909	1,516,422

Shares redeemed	(8,027,364)	(84,486,316)	(8,810,987)	(99,376,242)	(3,042,992)	(31,500,681)

Net change resulting from Class A Share transactions	(1,214,511)	$(12,870,708)	931,165	$ 6,247,613	(273,695)	$ (3,427,329)

VISION Group of Funds

	Small Cap Stock Fund
	Period Ended April 30, 2001(c)
Class B Shares	Shares	Amount
Shares sold	3,464	$ 33,435

Net change resulting from Class B Share transactions	3,464	$ 33,435

Net change resulting from share transactions	(1,211,047)	$(12,837,273)

	Mid Cap Stock Fund
	Year Ended April 30, 2001		Year Ended April 30, 2000
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,436,501	$21,312,846	7,140,332	$ 85,820,375

Shares issued in connection with the acquisition of VISION Capital Appreciation Fund	—	—	1,899,378	21,918,824

Shares issued to shareholders in payment of distributions declared	876,393	12,444,777	191,892	2,261,493

Shares redeemed	(1,216,151)	(18,133,951)	(8,208,469)	(100,337,693)

Net change resulting from Class A Share transactions	1,096,743	$15,623,672	1,023,133	$ 9,662,999

	Mid Cap Stock Fund
	Year Ended April 30, 2001		Period Ended April 30, 2000(d)
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	89,766	$ 1,297,849	3,451	$ 51,474

Shares issued to shareholders in payment of distributions declared	4,190	59,199	—	—

Shares redeemed	(2,511)	(36,129)	—	—

Net change resulting from Class B Share transactions	91,445	$ 1,320,919	3,451	$ 51,474

Net change resulting from share transactions	1,188,188	$16,944,591	1,026,584	$9,714,473

	Large Cap Growth Fund
	Year Ended April 30, 2001		Period Ended April 30, 2000(e)
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	778,666	$7,109,812	658,867	$6,637,495

Shares issued to shareholders in payment of distributions declared	644	5,994	—	—

Shares redeemed	(17,769)	(163,428)	(10)	(101)

Net change resulting from Class A Share transactions	761,541	$6,952,378	658,857	$6,637,394

VISION Group of Funds

	Large Cap Growth Fund
	Year Ended April 30, 2001		Period Ended April 30, 2000(f)
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	48,607	$ 446,692	4,156	$ 41,000

Shares issued to shareholders in payment of distributions declared	26	240	—	—

Shares redeemed	(520)	(4,920)	(10)	(100)

Net change resulting from Class B Share transactions	48,113	$ 442,012	4,146	$ 40,900

Net change resulting from share transactions	809,654	$7,394,390	663,003	$6,678,294

	Large Cap Core Fund
	Period Ended April 30, 2001(a)		Year Ended June 30, 2000		Year Ended June 30, 1999
Class A Shares	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,135,310	$48,117,433	6,346,779	$87,957,373	2,116,552	$29,313,640

Shares issued to shareholders in payment of distributions declared	2,013,737	24,829,377	4,243,667	53,919,438	127,638	1,760,051

Shares redeemed	(7,083,137)	(83,036,947)	(6,668,074)	(93,135,539)	(4,248,252)	(60,435,568)

Net change resulting from Class A Share transactions	(934,090)	$(10,090,137)	3,922,372	$48,741,272	(2,004,062)	$(29,361,877)

	Large Cap Core Fund
	Period Ended April 30, 2001(g)
Class B Shares	Shares	Amount
Shares sold	8,062	$ 81,194

Shares redeemed	(722)	(6,845)

Net change resulting from Class B Share transactions	7,340	$ 74,349

Net change resulting from share transactions	(926,750)	$(10,015,788)

	Large Cap Value Fund
	Year Ended April 30, 2001		Year Ended April 30, 2000
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,039,108	$11,728,847	1,209,267	$13,623,324

Shares issued to shareholders in payment of distributions declared	87,801	964,816	64,478	701,832

Shares redeemed	(719,494)	(8,192,315)	(2,240,146)	(24,701,732)

Net change resulting from Class A Share transactions	407,415	$ 4,501,348	(966,401)	$(10,376,576)

VISION Group of Funds

	Large Cap Value Fund
	Year Ended April 30, 2001		Period Ended April 30, 2000(h)
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	18,909	$ 216,544	860	$ 9,293

Shares issued to shareholders in payment of distributions declared	144	1,575	1	12

Shares redeemed	(697)	(7,739)	—	—

Net change resulting from Class B Share transactions	18,356	$ 210,380	861	$ 9,305

Net change resulting from share transactions	425,771	$4,711,728	(965,540)	$(10,367,271)

	Managed Allocation Fund—Aggressive Growth
	Period Ended April 30, 2001(a)		Year Ended June 30, 2000		Period Ended June 30, 1999(i)
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	56,846	$606,255	103,808	$1,151,088	20,235	$207,387

Shares issued to shareholders in payment of distributions declared	4,179	45,754	641	7,249	9	95

Shares redeemed	(19,530)	(209,752)	(6,925)	(78,363)	(29)	(298)

Net change resulting from share transactions	41,495	$442,257	97,524	$1,079,974	20,215	$207,184

	Managed Allocation Fund—Moderate Growth
	Period Ended April 30, 2001(a)		Year Ended June 30, 2000		Period Ended June 30, 1999(j)
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	97,803	$ 987,947	94,448	$1,013,278	27,887	$285,686

Shares issued to shareholders in payment of distributions declared	6,623	69,305	1,097	11,924	26	258

Shares redeemed	(24,057)	(244,960)	(13,057)	(143,490)	(928)	(9,606)

Net change resulting from share transactions	80,369	$ 812,292	82,488	$ 881,712	26,985	$276,338

	Managed Allocation Fund—Conservative Growth
	Period Ended April 30, 2001(a)		Year Ended June 30, 2000		Period Ended June 30, 1999(k)
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	23,421	$229,927	18,022	$183,374	14,773	$148,755

Shares issued to shareholders in payment of distributions declared	1,558	15,590	472	4,841	10	100

Shares redeemed	(9,615)	(95,414)	(3,323)	(34,299)	—	—

Net change resulting from share transactions	15,364	$150,103	15,171	$153,916	14,783	$148,855

VISION Group of Funds

	New York Municipal Income Fund
	Year Ended April 30, 2001		Year Ended April 30, 2000
	Shares	Amount	Shares	Amount

Shares sold	3,518,054	$35,273,609	1,105,694	$10,947,296

Shares issued to shareholders in payment of distributions declared	135,951	1,371,565	166,865	1,637,860

Shares redeemed	(1,290,142)	(13,019,996)	(1,347,575)	(13,199,354)

Net change resulting from share transactions	2,363,863	$23,625,178	(75,016)	$ (614,198)

	Pennsylvania Municipal Income Fund
	Period Ended April 30, 2001(a)		Year Ended June 30, 2000		Year ended June 30, 1999
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	769,878	$7,673,783	4,329,280	$42,044,692	3,054,131	$31,772,680

Shares issued to shareholders in payment of distributions declared	10,868	108,208	18,000	176,708	11,314	117,634

Shares redeemed	(1,669,168)	(16,697,133)	(5,992,222)	(58,641,802)	(3,354,136)	(34,868,136)

Net change resulting from share transactions	(888,422)	$(8,915,142)	(1,644,942)	$(16,420,402)	(288,691)	$ (2,977,822)

	Intermediate Term Bond Fund
	Period Ended April 30, 2001(a)		Year Ended June 30, 2000		Year Ended June 30, 1999
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,122,988	$19,940,685	7,800,195	$ 72,228,909	8,809,597	$88,095,203

Shares issued to shareholders in payment of distributions declared	424,556	3,951,150	647,909	5,999,134	296,108	2,942,950

Shares redeemed	(6,320,571)	(59,507,892)	(13,960,961)	(129,227,892)	(4,165,244)	(41,483,981)

Net change resulting from share transactions	(3,773,027)	$(35,616,057)	(5,512,857)	$ (50,999,849)	4,940,461	$49,554,172

	U.S. Government Securities Fund
	Year Ended April 30, 2001		Year Ended April 30, 2000
	Shares	Amount	Shares	Amount

Shares sold	4,166,597	$38,486,665	2,341,876	$21,438,295

Shares issued to shareholders in payment of distributions declared	257,332	2,383,939	219,480	2,000,358

Shares redeemed	(1,664,875)	(15,406,694)	(2,636,132)	(24,270,031)

Net change resulting from share transactions	2,759,054	$25,463,910	(74,776)	$ (831,378)

VISION Group of Funds

	New York Tax-Free Money Market Fund
	Year Ended April 30,
	2001	2000

Shares sold	1,536,158,356	2,522,875,682

Shares issued to shareholders in payment of distributions declared	2,856,794	1,786,439
Shares redeemed	(1,553,447,441)	(2,462,161,634)

Net change resulting from share transactions	(14,432,291)	62,500,487

	Money Market Fund
	Year Ended April 30,
	2001	2000
Class A Shares

Shares sold	83,759,967,105	45,787,655,462

Shares issued to shareholders in payment of distributions declared	42,093,381	25,164,268

Shares redeemed	(83,298,883,597)	(45,650,587,344)

Net change resulting from Class A Share transactions	503,176,889	162,232,386

	Money Market Fund
	Year Ended April 30,
	2001	2000
Class S Shares

Shares sold	16,703,026,582	7,979,052,729

Shares issued to shareholders in payment of distributions declared	571	178

Shares redeemed	(16,690,336,832)	(7,946,661,137)

Net change resulting from Class S Share transactions	12,690,321	32,391,770

Net change resulting from share transactions	515,867,210	194,624,156

	Treasury Money Market Fund
	Year Ended April 30,
	2001	2000
Class A Shares

Shares sold	17,209,039,877	12,787,710,206

Shares issued to shareholders in payment of distributions declared	3,912,668	3,093,407

Shares redeemed	(16,846,330,483)	(12,865,666,698)

Net change resulting from Class A Share transactions	366,622,062	(74,863,085)

VISION Group of Funds

	Treasury Money Market Fund
	Year Ended April 30,
	2001	2000
Class S Shares

Shares sold	5,730,481,156	5,882,346,052

Shares issued to shareholders in payment of distributions declared	12	11

Shares redeemed	(5,730,115,002)	(5,882,795,957)

Net change resulting from Class S Share transactions	366,166	(449,894)

Net change resulting from share transactions	366,988,228	(75,312,979)

(a)	Reflects operations for the period from July 1, 2000 to April 30, 2001.
(b)	Reflects operations for the period from February 9, 1999 (date of initial public investment) to June 30, 1999.
(c)	Reflects operations for the period from January 10, 2001 (date of initial public investment) to April 30, 2001.
(d)	Reflects operations for the period from March 15, 2000 (date of initial public investment) to April 30, 2000.
(e)	Reflects operations for the period from March 20, 2000 (date of initial public investment) to April 30, 2000.
(f)	Reflects operations for the period from April 6, 2000 (date of initial public investment) to April 30, 2000.
(g)	Reflects operations for the period from January 18, 2001 (date of initial public investment) to April 30, 2001.
(h)	Reflects operations for the period from December 10, 1999 (date of initial public investment) to April 30, 2000.
(i)	Reflects operations for the period from February 18, 1999 (date of initial public investment) to June 30, 1999.
(j)	Reflects operations for the period from February 4, 1999 (date of initial public investment) to June 30, 1999.
(k)	Reflects operations for the period from February 3, 1999 (date of initial public investment) to June 30, 1999.

VISION Group of Funds

Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—M&T Asset Management, a department of Manufacturers and Traders Trust Company, the Funds’ investment adviser (the “Adviser” or “M&T”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets (see below). The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to a contractual agreement between M&T and the Trust, the Adviser will waive a portion of the management fee during the one year period ending January 8, 2002, for International Equity Fund, Managed Allocation Fund—Aggressive Growth, Managed Allocation Fund—Moderate Growth, Managed Allocation Fund—Conservative Growth, Pennsylvania Municipal Income Fund, Intermediate Term Bond Fund and Treasury Money Market Fund.

Fund Name	Annual Rate
International Equity Fund	1.00%
Small Cap Stock Fund	0.85%
Mid Cap Stock Fund	0.85%
Large Cap Growth Fund	0.85%
Large Cap Core Fund	0.85%
Large Cap Value Fund	0.70%
Managed Allocation Fund—Aggressive Growth	0.25%
Managed Allocation Fund—Moderate Growth	0.25%
Managed Allocation Fund—Conservative Growth	0.25%
New York Municipal Income Fund	0.70%
Pennsylvania Municipal Income Fund	0.70%
Intermediate Term Bond Fund	0.70%
U.S. Government Securities Fund	0.70%
New York Tax-Free Money Market Fund	0.50%
Money Market Fund	0.50%
Treasury Money Market Fund	0.50%

Prior to January 8, 2001, Martindale Andres & Company, LLC (formerly Martindale Andres & Company, Inc.) acted as Investment Advisor to the Governor Funds. Effective May 31, 2000, Governors Group Advisors, Inc. reorganized into Martindale Andres & Company, LLC (“Martindale”) a wholly owned subsidiary of Keystone Financial, Inc., with no resulting change of actual control or management. Martindale assumed all of the obligations and responsibilities of Governors Group Advisors, Inc. under the Investment Advisory Agreement with the Governor Funds and under the Sub-Advisory Agreement with Brinson Partners, Inc., sub-advisor to the International Equity Fund. For its services as Investment Advisor, Martindale was entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of the fund, at the following annual percentage rates:

Fund Name	Fee Rate
Governor International Equity Fund	1.25
Governor Aggresive Growth Fund	1.00
Governor Established Growth Fund	0.75%
Governor Lifestyle Growth Fund	0.25
Governor Lifestyle Moderate Growth Fund	0.25
Governor Lifestyle Conservative Growth Fund	0.25
Governor Pennsylvania Municipal Bond Fund	0.60
Governor Intermediate Term Income Fund	0.60
Governor U.S. Treasury Obligations Money Market Fund	0.40

Sub-Adviser Fee—Federated Investment Management Company (the “Sub-Adviser”) is the sub-adviser to New York Tax-Free Money Market Fund, and receives for its services an allocable portion of the adviser fee that the Adviser receives from New York Tax-Free Money Market Fund. The Sub-Adviser is paid by the Adviser as follows: 0.20% on the first $100 million of average daily net assets; 0.18% on the next $100 million of average daily net assets and 0.15% on average daily net assets over $200 million.

Independent Investment LLC (“Independence”) is the sub-adviser to the Mid Cap Stock Fund, and receives for its services an allocable portion of the adviser fee that the Adviser receives from Mid Cap Stock Fund. Independence’s fee is paid by the Adviser and not the Fund. The sub-adviser is paid by the Adviser as follows: 0.40% on the first $500 million average daily net assets and 0.35% on average daily net assets over $500 million.

Montag & Caldwell, Inc. (Montag & Caldwell) is the sub-adviser to the Large Cap Growth Fund, and receives for its services an allocable portion of the adviser fee that the Adviser receives from Large Cap Growth Fund. Montag & Caldwell’s fee is paid by the Adviser and not the Fund. The sub-adviser is paid by the Adviser as follows: 0.50% on the first $50 million average daily net assets; 0.40% on the next $50 million average daily net assets; 0.30% on the next $100 million average daily net assets and 0.20% on average daily net assets over $200 million.

Martindale Andres & Company LLC (“Martindale”) is the sub-adviser of Small Cap Stock Fund, and receives an allocable portion of the advisory fee the Adviser receives from Small Cap Stock Fund. The allocation is based on the amount of securities which Martindale manages for the Fund. The fee is paid by the Adviser out of the fees it receives and is not a Fund expense. Martindale is paid by the Adviser as follows: 0.50% on the first $50 million of averaged daily net assets; 0.40% on the next $50 million of average daily net assets; 0.30% on the next $100 million of averaged daily net assets and 0.20% on average daily net assets over $200 million.

Brinson Partners, Inc. (“Brinson”) is the sub-adviser of International Equity Fund, and receives an allocable portion of the advisory fee the Adviser receives from International Equity Fund. The allocation is based on the amount of securities which Brinson manages for the Fund. The fee is paid by the Adviser out of the fees it receives and is not a Fund expense. Brinson is paid by the Adviser as follows: 0.40% on the first $50 million of averaged daily net assets; 0.35% on the next $150 million of average daily net assets; 0.30% on average daily net assets over $200 million.

Administrative Fee—Federated Services Company (“FServ”) and M&T serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services are provided for an aggregate annual fee as specified below:

Fees Payable to FServ

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.06%	on the first $2 billion
0.03%	on the next $3 billion
0.015%	on assets in excess of $5 billion

Fees Payable to M&T

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.04%	on the first $5 billion
0.015%	on assets in excess of $5 billion

Prior to November 1, 2000, Federated Administrative Services (“FAS”), provided the Trust with certain administrative personnel and services. The fee paid to FAS was based on a scale that ranged from 0.15% to 0.075% of the average aggregate net assets of the Trust for the period. FAS had the ability to voluntarily choose to waive a portion of its fee. FAS had the ability to modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to January 8, 2001, BISYS Fund Services Ohio, Inc. (“BISYS Ohio”), served the Governor Funds as Co-Administrator, to which certain VISION Funds succeeded on January 8, 2001. BISYS Ohio is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Governor Funds were affiliated. Such officers were paid no fees directly by the Govenor Funds for serving as officers of the Govenor Funds. Martindale Andres & Company, LLC (“Martindale”), served as the other Co-Administrator. Under terms of the administration agreement, BISYS Ohio and Martindale were entitled to receive from the Governor Funds, except the Lifestyle Funds (now the Managed Allocation Funds), a fee computed daily and paid monthly, based on the average daily net assets of the fund at an annual rate of 0.15%. Administration fees were paid by the underlying funds in the Lifestyle Funds.

Transfer and Dividend Disbursing Agent and Fund Accounting Fee—FServ provides the Funds with certain administrative personnel and fund accounting services. FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the level of average aggregate net assets of the Trust for the period. FServ may voluntarily choose to waive a portion of its fee. FServ can modify or terminate this voluntary waiver at anytime at its sole discretion.

Effective November 1, 2000, State Street Bank provides financial administration and fund accounting services to the Funds.

Distribution Services Fee—The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corporation (“FSC”), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Fund’s Class A Shares, Class B Shares and Class S Shares. The Plan provides that each Fund may incur distribution expenses of up to 0.25%, 0.75% and 0.25% of the average daily net assets of each Funds Class A Shares, Class B Shares and Class S Shares, respectively, annually to compensate FSC.

For the year ended April 30, 2001, the Funds’ Class A Shares did not pay or accrue a distribution services fee. Pursuant to a contractual agreement between FSC and the Trust, the Class A Shares of International Equity Fund, Small Cap Stock Fund, Large Cap Core Fund, Managed Allocation Fund—Aggressive Growth, Managed Allocation Fund—Moderate Growth, Managed Allocation Fund—Conservative Growth, Pennsylvania Municipal Income Fund and Intermediate Bond Fund will not pay or accrue the distribution services fee for the one year period ending January 8, 2002.

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with FServ and M&T, M&T may receive from FServ up to 0.25% of average daily net assets of each Fund for the period. The fee paid to M&T is used to finance certain services for shareholders and to maintain shareholder accounts. M&T may voluntarily choose to waive any portion of its fee with respect to the Funds. M&T can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to a contractual agreement, between FAS and M&T, Large Cap Core Fund, Class A Shares, Intermediate Term Bond Fund and Treasury Money Market Fund will not pay or accrue the shareholder services fee during the one year period ending January 8, 2002.

General—Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

VISION Group of Funds

Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. government securities (and in-kind contributions), for the year ended April 30, 2001, were as follows:

Fund Name	Purchases	Sales
International Equity Fund	$ 28,290,582	$ 34,554,475
Small Cap Stock Fund	26,507,361	48,789,950
Mid Cap Stock Fund	131,445,615	127,733,461
Large Cap Growth Fund	11,875,038	4,570,492
Large Cap Core Fund	78,579,868	117,890,654
Large Cap Value Fund	27,937,300	25,520,977
Managed Allocation Fund—Aggressive Growth	1,438,153	1,029,484
Managed Allocation Fund—Moderate Growth	1,601,058	977,905
Managed Allocation Fund—Conservative Growth	319,763	248,158
New York Municipal Income Fund	55,135,695	30,720,622
Pennsylvania Municipal Income Fund	32,872,048	37,584,622
Intermediate Term Bond Fund	181,823,026	225,023,793
U.S. Government Securities Fund	53,443,524	33,339,535

Purchases and sales of long-term U.S. government securities for the year ended April 30, 2001 were as follows:

Fund Name	Purchases	Sales
Intermediate Term Bond Fund	$115,019,383	$153,051,525
U.S. Government Securities Fund	43,516,601	29,270,232

Concentration of Credit Risk

Since New York Tax-Free Money Market Fund, Pennsylvania Municipal Income Fund and New York Municipal Income Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2001, 54.5% for New York Tax-Free Money Market Fund, 59.1% for Pennsylvania Municipal Income Fund and 33.3% for New York Municipal Income Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 8.5% for New York Tax-Free Money Market Fund, 24.7% for Pennsylvania Municipal Income Fund and 10.8% for New York Municipal Income Fund of total market value of investments.

International Equity Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At April 30, 2001, the diversification of industries in the International Equity Fund was as follows:

Industry	Percentage of Net Assets
Automobiles	0.5%
Banking	11.2%
Building Materials & Components	2.1%
Business & Public Services	0.7%
Capital Goods	1.1%
Chemicals	2.5%
Commercial Services	0.5%
Computers	1.0%
Electrical & Electronic	6.7%
Energy Sources	7.6%
Financial Services	5.2%
Food & Beverage & Tobacco	5.7%
Forest Products & Paper	3.3%
Health & Personal Care	11.1%
Industrial Components	0.9%
Insurance	5.3%
Manufacturing	4.7%
Media	1.7%
Printing & Publishing	2.0%
Real Estate	1.0%
Recreation, Other Consumer Goods	1.2%
Retail	1.5%
Telecommunications	8.9%
Transportation	2.9%
Utilities	3.8%
Water	0.2%

Federal Income Tax Information (Unaudited)

The Funds hereby designate the following distributions as long-term capital gain dividends for the year ended April 30, 2001.

Fund Name
International Equity Fund	$ 1,006,035
Small Cap Stock Fund	13,841,167
Mid Cap Stock Fund	4,551,864
Large Cap Core Fund	26,499,296
Large Cap Value Fund	140,361
Managed Allocation Fund—Aggressive Growth	42,079
Managed Allocation Fund—Moderate Growth	59,095
Managed Allocation Fund—Conservative Growth	10,881

Susequent Event

Effective May 23, 2001, M&T Securities, Inc. replaced M&T as Co-administrator, while FServ continues as the other co-administrator, under the fee schedule described in the “Administrate Fee” note above. FServ and M&T Securities, Inc. may each voluntarily choose to waive a portion of its fee, and can each modify or terminate its voluntary waiver at any time at its sole discretion.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of
VISION GROUP OF FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the VISION Mid Cap Stock Fund, VISION Large Cap Growth Fund, VISION Large Cap Value Fund, VISION New York Municipal Income Fund, VISION U.S. Government Securities Fund, VISION New York Tax-Free Money Market Fund, VISION Money Market Fund, VISION Treasury Money Market Fund (collectively the “Existing VISION Funds”) and the VISION International Equity Fund (formerly, Governor International Equity Fund), VISION Small Cap Stock Fund (formerly, Governor Aggressive Growth Fund), VISION Large Cap Core Fund (formerly, Governor Established Growth Fund), VISION Managed Allocation Fund—Aggressive Growth (formerly, Governor Lifestyle Growth Fund), VISION Managed Allocation Fund—Moderate Growth (formerly, Governor Lifestyle Moderate Growth Fund), VISION Managed Allocation Fund—Conservative Growth (formerly, Governor Lifestyle Conservative Growth Fund), VISION Pennsylvania Municipal Income Fund (formerly, Governor Pennsylvania Municipal Bond Fund), and VISION Intermediate Term Bond Fund (formerly, Governor Intermediate Term Income Fund), (collectively the “Governor Funds”) (sixteen of the portfolios constituting the VISION Group of Funds) (the “Funds”), as of April 30, 2001, and for the Existing VISION Funds, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein, and for the Governor Funds the statements of operations, statements of changes in net assets and financial highlights for the period from July 1, 2000 to April 30, 2001. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of operations for the year ended June 30, 2000, the statements of changes in net assets and the financial highlights for each of the periods presented therein in the period then ended for the Governor Funds were audited by other auditors whose report, dated August 15, 2000, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the VISION International Equity Fund, VISION Small Cap Stock Fund, VISION Mid Cap Stock Fund, VISION Large Cap Growth Fund, VISION Large Cap Core Fund, VISION Large Cap Value Fund, VISION Managed Allocation Fund—Aggressive Growth, VISION Managed Allocation Fund—Moderate Growth, VISION Managed Allocation Fund—Conservative Growth, VISION New York Municipal Income Fund, VISION Pennsylvania Municipal Income Fund, VISION Intermediate Term Bond Fund, VISION U.S. Government Securities Fund, VISION New York Tax-Free Money Market Fund, VISION Money Market Fund, and VISION Treasury Money Market Fund portfolios of the VISION Group of Funds at April 30, 2001, the results of their operations, changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
June 19, 2001

Trustees: Officers
Trustees	Officers

Randall I. Benderson Joseph J. Castiglia John S. Cramer Mark J. Czarnecki Daniel R. Gernatt, Jr. George K. Hambleton, Jr.
Edward C. Gonzales
    Chairman and Treasurer

Carl W. Jordan
    President

Kenneth G. Thompson
    Vice President

Beth S. Broderick
    Vice President and Assistant Treasurer

C. Grant Anderson
    Secretary

Victor R. Siclari
    Assistant Secretary

Shares of the VISION Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company,
and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VISION EQUITY FUNDS

VISION International Equity
Fund VISION Small Cap Stock Fund
VISION Mid Cap Stock Fund
VISION Large Cap Growth Fund
VISION Large Cap Core Fund
VISION Large Cap Value Fund

VISION FIXED INCOME FUNDS

VISION U.S. Government Securities Fund
VISION New York Municipal Income Fund
VISION Pennsylvania Municipal Income Fund
VISION Intermediate Term Bond Fund

VISION FUND-OF-FUNDS

VISION Managed Allocation Fund—Aggressive Growth
VISION Managed Allocation Fund—Moderate Growth
VISION Managed Allocation Fund—Conservative Growth

VISION MONEY MARKET FUNDS

VISION New York Tax-Free Money Market Fund
VISION Money Market Fund
VISION Treasury Money Market Fund

Cusip 92830F307
Cusip 92830F877
Cusip 92830F109
Cusip 92830F885
Cusip 92830F208
Cusip 92830F406
Cusip 92830F505
Cusip 92830F802
Cusip 92830F810
Cusip 92830F794
Cusip 92830F786
Cusip 92830F851
Cusip 92830F844
Cusip 92830F679
Cusip 92830F661
Cusip 92830F752
Cusip 92830F778
Cusip 92830F760
Cusip 92830F711
Cusip 92830F737
Cusip 92830F729
Cusip 92830F745
Cusip 92830F695
Cusip 92830F687

G00158-07 (6/01)

  [VISION Group of Funds]

www.visionfunds.net • visionfunds@mandtbank.com

Mutual Fund Shareholder Services
P.O. Box 4556
Buffalo, NY 14240-4556

  [Image Appears Here]

Institutional Funds

VISION GROUP OF FUNDS

Annual Report to Shareholders

April 30, 2001

[for Where You Want to Be]

Contents

President’s Message	1

Investment Review	2

Portfolio of Investments	3

Statements of Assets and Liabilities	5

Statements of Operations	6

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	11

Report of Ernst & Young LLP, Independent Auditors	16

Trustees & Officers	17
President’s Message

Dear Investor:

I am pleased to present the Annual Report of the new VISION Institutional Funds, portfolios of the VISION Group of Funds, for the initial reporting period from July 1, 2000 through April 30, 2001. This report begins with a discussion by the VISION Institutional Limited Duration U.S. Government Fund’s management about the economy, the market, and fund strategies over the reporting period. Next, you’ll find a complete list of portfolio holdings and financial statements for each fund.

Fund-by-fund performance highlights are as follows:

VISION Institutional Prime Money Market Fund pursues a competitive level of daily income, daily liquidity and a stable $1 net asset value. It invests in a diversified portfolio of corporate and U.S. government money market securities. During the reporting period, the fund paid dividends totaling $0.05 per share. The fund’s net assets totaled $186.0 million at the end of the reporting period.*†

VISION Institutional Limited Duration U.S. Government Fund pursues current income, with preservation of capital as a secondary objective, by investing in short-term government securities. During the reporting period, the fund paid dividends totaling $0.49 per share, while the fund’s net asset value rose by $0.12. As a result, the fund produced a total return of 6.47%, or 3.27% adjusted for the fund’s sales charge.**† At the end of the reporting period, the fund’s net assets totaled $56.3 million.

As always, thank you for choosing one or more of the VISION Institutional Funds to pursue your financial goals. We’ll continue to keep you up-to-date on your progress.

Sincerely,

/s/ Carl W. Jordan
Carl W. Jordan
President
June 15, 2001

*
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

†
This VISION Fund is the successor to a corresponding Governor Fund pursuant to a reorganization that took place on January 8, 2001. Prior to that date, the VISION Fund had no investment operations. Accordingly, the performance information provided for the period prior to January 8, 2001 is historical information for the corresponding Governor Fund.

VISION
Institutional Limited Duration
U.S. Government Fund

For nearly a year, yields on 2-year Treasury notes have been heading lower. The primary reason for this movement in rates is the rapid slowdown in domestic economic growth. The Federal Reserve Board (the “Fed”) has reacted to this slower growth by aggressively lowering the federal fund rate from 6.5% at December 31, 2000 to 4.5% at April 30, 2001.

Since the beginning of the fiscal year, we have actively extended our average maturity to “lock in” prevailing yields. We have concentrated our purchases in the 1- to 5-year maturities, with a special emphasis on high coupon, callable, treasuries and agencies. We have also added to our positions in high coupon, seasoned mortgage-backed securities.

Going forward, we see the Fed continuing to cut interest rates into May and June. Unfortunately, the bond market has anticipated much of this action. We continue to maintain our average maturity at or slightly longer than the Lehman 1-3 Year Government Bond Index. 1 Credit quality remains at the AAA level.

[1]
The Lehman Brothers 1-3 year Government Bond Index is comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year and maximum maturity of 2.9 years are included.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Institutional Limited Duration U.S. Government Fund (the “Fund”) from October 31, 1995 (start of performance) to April 30, 2001, compared to the Lehman Brothers 1-3 Year Government Bond Index (the “LB1-3GB”).

Total Return For The Period Ended April 30, 2001**

Cumulative Total Return	Average Annual Total Return

(6/30/00 — 4/30/01)	1 Year	5 Years	Start of Performance (10/31/95)
3.27%	4.65%	4.63%	4.62%

Growth of $10,000 Invested in VISION Institutional Limited Duration U.S. Government Fund ††
[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB1-3GB has been adjusted to reflect reinvestment of dividends on securities in the indices.

**	Total returns quoted reflect all applicable sales charges.
†	The LB1-3GB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.
††
The VISION Institutional Limited Duration U.S. Government Fund is the successor to the Governor Limited Duration Government Securities Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Limited Duration U.S. Government Fund.

VISION Institutional Prime Money Market Fund
(Formerly Governor Prime Money Market Fund)
Portfolio of Investments
April 30, 2001

Principal Amount		Value
(1)Corporate Obligations—62.1%
	Autos—8.0%
$ 8,000,000	Ford Motor Credit Co., 4.610%, 6/18/2001	$ 7,950,827
7,000,000	General Motors Acceptance Corp., 5.200%, 5/14/2001	6,986,855

	Total	14,937,682

	Banking—6.3%
8,000,000	Commerzbank U.S. Finance, Inc., (Guaranteed by Commerzbank AG, Frankfurt), 5.130%, 7/9/2001	7,921,340
4,000,000	Toronto Dominion Holdings (USA), Inc., (Guaranteed by Toronto Dominion Bank), 4.810%, 11/16/2001	3,893,646

	Total	11,814,986

	Capital Equipment & Services—4.3%
8,000,000	Deere (John) Capital Corp., 4.730%, 6/1/2001	7,967,415

	Diversified—4.3%
8,000,000	General Electric Capital Corp., 4.720% —4.940%, 6/4/2001—6/6/2001	7,962,512

	Financial Retail—1.9%
3,500,000	American Express Credit Corp., 4.880%, 5/7/2001	3,497,153

	Financial Services—6.9%
5,000,000	IBM Credit Corp., (International Business Machines Corp. Support Agreement), 4.180%, 8/3/2001	4,945,428
8,000,000	Verizon Global Funding, 4.820%, 5/23/2001	7,976,436

	Total	12,921,864

	Food & Beverage—6.7%
6,000,000	Coca-Cola Co., 5.180%, 5/11/2001	5,991,367
6,500,000	Heinz (H.J.) Co., 4.350%—4.840%, 5/11/2001—6/5/2001	6,479,722

	Total	12,471,089

	Insurance—15.3%
4,000,000	AIG Funding, Inc., 4.200%, 6/25/2001	3,974,333
8,000,000	American General Finance Corp., 5.340%, 5/21/2001	7,976,267
8,000,000	Prudential Funding LLC, 4.770%, 6/5/2001	7,962,900
8,700,000	Transamerica Finance Corp., 4.170%— 4.860%, 5/22/2001—8/10/2001	8,631,015

	Total	28,544,515

	News & Publishing—3.8%
7,000,000	Gannett Co., Inc., 4.430%, 5/3/2001	6,998,277

Principal Amount		Value
(1)Corporate Obligations—continued
	Oil—1.9%
$ 3,500,000	Texaco, Inc., 4.800%, 5/1/2001	$ 3,500,000

	Pharmaceuticals—2.7%
5,000,000	Abbott Laboratories, 4.420%, 5/29/2001	4,982,811

	Total Corporate Obligations	115,598,304

U.S. Government Agencies—28.8%
	Federal National Mortgage Association—11.8%
15,000,000	5.140%, 6/7/2001	14,920,758
7,000,000	4.570%, 7/5/2001	6,942,240

	Total	21,862,998

	Federal Home Loan Mortgage Corporation—9.6%
5,000,000	4.820%, 6/14/2001	4,970,544
5,000,000	4.770%, 7/16/2001	4,949,650
8,000,000	4.490%, 8/20/2001	7,889,247

	Total	17,809,441

	Federal Home Loan Bank System—7.4%
5,000,000	5.030%, 7/25/2001	4,940,618
5,000,000	4.945%, 8/15/2001	4,927,199
4,000,000	4.560%, 9/12/2001	3,932,107

	Total	13,799,924

	Total U.S. Government Agencies	53,472,363

(2)Notes—Variable—3.8%
7,000,000	Morgan Stanley, Dean Witter & Co., 4.788%, 5/1/2001	7,000,000

(3)Repurchase Agreement—5.6%
10,482,100	State Street Corp., 4.520%, dated 4/30/2001, due 5/1/2001	10,482,100

	Total Investments (at amortized cost)(4)	$186,552,767

(1)	Each issue, with the exception of variable rate securities, shows the coupon or rate of discount at the time of purchase, if applicable.
(2)	Denotes a variable rate security which shows current rate and next demand date shown.
(3)	The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at April 30, 2001.
(4)	Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($186,013,303) at April 30, 2001.

(See Notes which are an integral part of the Financial Statements)
VISION Institutional Limited Duration U.S. Government Fund
(Formerly Governor Limited Duration Government Securities Fund)
Portfolio of Investments
April 30, 2001

Principal Amount		Value

Collateralized Mortgage Obligations—32.4%
	Federal Home Loan Mortgage Corporation—18.8%
$3,343,340	Series 1197-G, REMIC, 6.750%, 12/15/2006	$ 3,396,599
5,887,190	Series 1154-GB, REMIC, 8.000%, 10/15/2006	6,116,555
1,009,963	Series 1253-E, REMIC, 8.000%, 2/15/2007	1,047,533

	Total	10,560,687

	Federal National Mortgage Association—13.6%
2,100,000	Series 1993-77-H, REMIC, 6.750%, 11/25/2020	2,159,535
387,720	Series 1992-215-PG, REMIC, 7.000%, 1/25/2019	387,506
5,000,000	Series 1993-37-PH, REMIC, 7.000%, 1/25/2021	5,107,100

	Total	7,654,141

	Total Collateralized Mortgage Obligations (identified cost $18,065,893)	18,214,828

Corporate Bonds—1.8%
1,000,000	Private Export Funding Corp., 8.400%, 7/31/2001 (identified cost $1,073,075)	1,009,740

Government Agencies—38.8%
	Federal Home Loan Bank—18.5%
5,000,000	7.125%, 2/15/2005	5,311,650
5,000,000	7.640%, 2/15/2005	5,116,200

	Total	10,427,850

	Federal Home Loan Mortgage Corporation—1.9%
1,000,000	7.100%, 4/10/2007	1,070,060

	Federal National Mortgage Association—18.4%
5,000,000	6.500%, 8/15/2004	5,211,550
5,000,000	7.125%, 9/19/2005	5,145,800

	Total	10,357,350

	Total Government Agencies (identified cost $21,824,630)	21,855,260

Mortgage Backed Securities—6.1%
	Federal Home Loan Mortgage Corporation—2.7%
1,447,916	9.000%, 4/1/2016	1,505,832

	Federal National Mortgage Association—2.2%
1,144,346	9.000%, 6/1/2022	1,219,439

Principal Amount or Shares		Value

Mortgage Backed Securities—continued
	Government National Mortgage Association—1.2%
$ 87,935	8.500%, 2/15/2017	$ 92,525
22,513	8.500%, 4/15/2017	23,689
144,642	8.500%, 7/15/2021	151,919
211,810	8.500%, 7/15/2021	222,466
201,086	8.500%, 2/1/2023	210,449

	Total	701,048

	Total Mortgage Backed Securities (identified cost $3,460,620)	3,426,319

U.S. Treasury Obligations—18.8%
	U.S. Treasury Bond—9.6%
5,000,000	8.375%, 8/15/2008	5,402,900

	U.S. Treasury Note—9.2%
5,000,000	5.875%, 11/15/2004	5,178,950

	Total U.S. Treasury Obligations (identified cost $10,329,598)	10,581,850

Mutual Funds—1.5%
502,275	SSGA US Government Money Market Fund	502,275
356,797	Seven Seas Money Market Fund	356,797

	Total Mutual Funds (at net asset value)	859,072

	Total Investments (identified cost $55,612,888)(1)	$55,947,069

(1)
The cost of investments for federal tax purposes amounts to $55,612,888. The net unrealized appreciation of investments on a federal tax basis amounts to $334,181 which is comprised of $492,715 appreciation and $158,534 depreciation at April 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($56,281,879) at April 30, 2001.

The following acronym is used throughout this portfolio:

REMIC—Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)

VISION Group of Funds
Statements of Assets and Liabilities
April 30, 2001

	Institutional Prime Money Market Fund	Institutional Limited Duration U.S. Government Fund

Assets:

Investments in securities, at amortized cost and value	$186,552,767	$55,947,069

Cash	120,936	—

Income receivable	29,724	654,844

Receivable for shares sold	120,380	—

Total assets	186,823,807	56,601,913

Liabilities:

Income distribution payable	571,554	276,246

Payable for shares redeemed	182,643	14,114

Accrued expenses	56,307	29,674

Total liabilities	810,504	320,034

Net Assets	$186,013,303	$56,281,879

Net Assets Consists of:

Paid in capital	186,013,303	$57,020,207

Net unrealized appreciation of investments	—	334,181

Accumulated net realized loss on investments	—	(1,109,575)

Accumulated undistributed net investment income	—	37,066

Total Net Assets	$186,013,303	$56,281,879

Shares Outstanding:	186,015,881	5,738,262

Net Asset Value, Offering Price and Redemption Proceeds Per Share:

Net Asset Value and Redemption Proceeds Per Share	$ 1.00	$ 9.81

Offering Price Per Share*	$ 1.00	$ 10.11 **

Investments, at identified cost	$186,552,767	$55,612,888

*	See “What Do Shares Cost” in the Prospectus.
**	Computation of offering price per share 100/97.0 of net asset value.

(See Notes which are an integral part of the Financial Statements)

VISION Group of Funds
Statements of Operations
Period Ended April 30, 2001(1)

Investment Income:	Institutional Prime Money Market Fund	Institutional Limited Duration U.S. Government Fund
Interest	$11,504,768	$3,806,027

Expenses:

Investment adviser fee	793,143	338,409

Administrative personnel and services fee	48,907	72,308

Custodian fees	17,694	13,910

Transfer and dividend disbursing agent fees and expenses	41,327	15,451

Directors’ fees	5,857	1,726

Auditing fees	13,340	12,533

Legal fees	13,681	3,614

Portfolio accounting fees	65,131	24,908

Distribution services fee	190,256	—

Shareholder services fee	86,928	—

Share registration costs	28,408	18,605

Printing and postage	34,808	6,994

Insurance premiums	17,641	5,166

Miscellaneous	2,773	5,690

Total expenses	1,359,894	519,314

Waivers:

Waiver of investment adviser fee	(354,946)	(111,378)

Waiver of distribution services fee	(32,107)	—

Waiver of administrative personnel and services fee	—	(8,542)

Total waivers	(387,053)	(119,920)

Net expenses	972,841	399,394

Net investment income	10,531,927	3,406,633

Realized and Unrealized Gain (Loss) on Investments:

Net realized loss on investments	—	(76,307)

Net change in unrealized appreciation of investments	—	884,134

Net realized and unrealized gain on investments	—	807,827

Change in net assets resulting from operations	$10,531,927	$4,214,460

(1)
Formerly Governor Prime Money Market Fund and Governor Limited Duration Government Securities Fund, respectively. The Funds changed their fiscal year-end from June 30 to April 30. Operations for the period are from July 1, 2000 to April 30, 2001.

(See Notes which are an integral part of the Financial Statements)

VISION Group of Funds
Statements of Operations
Year Ended June 30, 2000

Investment Income:	Institutional Prime Money Market Fund (1)	Institutional Limited Duration U.S. Government Fund (1)
Dividends	$ 9,058	$ 19,276

Interest	17,289,691	3,659,731

Total investment income	17,298,749	3,679,007

Expenses:

Investment adviser fee	1,191,581	345,946

Administration	446,845	86,487

Administrative services:

Class A (Investor) Shares	152,611	—

Class S Shares	6,767	—

Accounting	—	32,883

Custodian	38,059	23,072

Other	256,168	56,347

Total expenses	2,092,031	544,735

Waivers:

Contractual fee waivers	(700,055)	(193,153)

Net expenses	1,391,976	351,582

Net investment income	15,906,773	3,327,425

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on investments	8,750	(409,559)

Net change in unrealized depreciation of investments	—	(321,773)

Net realized and unrealized gain (loss) on investments	8,750	(731,332)

Change in net assets resulting from operations	$15,915,523	$2,596,093

(1)	Formerly Governor Prime Money Market Fund and Governor Limited Duration Government Securities Fund, respectively.

(See Notes which are an integral part of the Financial Statements)

VISION Group of Funds
Statements of Changes in Net Assets

	Institutional Prime Money Market Fund			Institutional Limited Duration U.S. Government Fund
	Period Ended April 30, 2001(1)	Year Ended June 30, 2000	Year Ended June 30, 1999	Period Ended April 30, 2001(1)	Year Ended June 30, 2000	Year Ended June 30, 1999
Increase (Decrease) in Net Assets:

Operations:

Net investment income	$ 10,531,927	$ 15,906,773	$ 11,840,184	$ 3,406,633	$ 3,327,425	$ 2,291,433

Net realized gain (loss) on investments	—	8,750	(940)	(76,307)	(409,559)	(623,703)

Net change in unrealized appreciation (depreciation) of investments	—	—	—	884,134	(321,773)	(150,654)

Change in net assets resulting from operations	10,531,927	15,915,523	11,839,244	4,214,460	2,596,093	1,517,076

Distributions to Shareholders:

Distributions from net investment income

Class A Shares	(10,478,624)	(15,763,392)	(11,837,016)	(3,381,973)	(3,314,951)	(2,296,318)

Class S Shares(2)	(64,644)	(143,381)	(3,168)	—	—	—

Distributions from net realized gain on investments	—	—	—	—	—	(13,860)

Change in net assets resulting from distributions to shareholders	(10,543,268)	(15,906,773)	(11,840,184)	(3,381,973)	(3,314,951)	(2,310,178)

Share Transactions:

Proceeds from sales of shares	658,046,912	994,402,561	539,505,448	10,363,021	40,570,589	37,267,026

Net asset value of shares issued to shareholders in payment of distributions declared	2,737,844	1,779,251	1,410,478	635,131	442,532	149,304

Cost of shares redeemed	(760,249,793)	(972,947,088)	(496,529,603)	(28,689,065)	(19,194,805)	(13,942,370)

Change in net assets resulting from share transactions	(99,465,037)	23,234,724	44,386,323	(17,690,913)	21,818,316	23,473,960

Change in net assets	(99,476,378)	23,243,474	44,385,383	(16,858,426)	21,099,458	22,680,858

Net Assets:

Beginning of period	285,489,681	262,246,207	217,860,824	73,140,305	52,040,847	29,359,989

End of period	$186,013,303	$285,489,681	$262,246,207	$56,281,879	$73,140,305	$52,040,847

Undistributed net investment income included in net assets at end of period	$ —	$ 11,341	$ 2,591	$ 37,066	$ 12,406	$ —

(1)
Formerly Governor Prime Money Market Fund and Governor Limited Duration Government Securities Fund, respectively. The Funds changed their fiscal year end from June 30 to April 30. Operations for the period are from July 1, 2000 to April 30, 2001.

(2)	The Institutional Prime Money Market Fund commenced offering Class S Shares on April 19, 1999 and discontinued offering Class S Shares on November 30, 2000.

(See Notes which are an integral part of the Financial Statements)
VISION Group of Funds
Financial Highlights

(For a share outstanding throughout each period)

Period Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains

Institutional Prime Money Market Fund(c)
1997(d)	$ 1.00	0.04	0.00	(e)	0.04	(0.04)	—
1998(g)	$ 1.00	0.05	0.00	(e)	0.05	(0.05)	—
1999(g)	$ 1.00	0.05	(0.00	)(e)	0.05	(0.05)	—
2000(g)	$ 1.00	0.05	0.00	(e)	0.05	(0.05)	—
2001(h)(k)	$ 1.00	0.05	—		0.05	(0.05)	—
Institutional Limited Duration U.S. Government Fund(i)
1998(j)	$10.00	0.56	(0.04)		0.52	(0.56)	(0.00	)(e)
1999(g)	$ 9.96	0.54	(0.13)		0.41	(0.54)	(0.00	)(e)
2000(g)	$ 9.83	0.55	(0.14)		0.41	(0.55)	—
2001(h)(k)	$ 9.69	0.50	0.11		0.61	(0.49)	—

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c)	Formerly Governor Prime Money Market Fund, effective date January 8, 2001.

(d)	Reflects operations for the period from October 7, 1996 (date of initial public investment) to June 30, 1997.

(e)	Less than $0.005 per share.

(f)	Computed on an annualized basis.

(g)	Reflects operations for the year ended June 30.

(h)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds changed their fiscal year end from June 30 to April 30.

(i)	Formerly Governor Limited Duration Government Securities Fund, effective date January 8, 2001.

(j)	Reflects operations for the period from July 1, 1997 (date of initial public investment) to June 30, 1998.

(k)	Effective January 8, 2001, the Funds changed their investment adviser from Martindale Andres & Company LLC to Manufacturers and Traders Trust Company.

(See Notes which are an integral part of the Financial Statements)

Total Distributions	Net Asset Value, end of period	Total Return(a)	Ratios to Average Net Assets						Net Assets, end of period (000 omitted)	Portfolio Turnover Rate
			Expenses		Net Investment Income		Expense Waiver/ Reimbursement(b)

(0.04)	$1.00	3.73%	0.36	%(f)	5.02	%(f)	0.70	%(f)	$ 95,850	—
(0.05)	$1.00	5.19%	0.48%		5.14%		0.76%		$217,861	—
(0.05)	$1.00	4.80%	0.49%		4.68%		0.80%		$261,561	—
(0.05)	$1.00	5.46%	0.47%		5.34%		0.70%		$282,014	—
(0.05)	$1.00	4.81%	0.53	%(f)	5.76	%(f)	0.21	%(f)	$186,013	—

(0.56)	$9.96	5.39%	0.65	%(f)	5.58	%(f)	1.18	%(f)	$ 29,360	482%
(0.54)	$9.83	4.25%	0.59%		5.51%		1.03%		$ 52,041	519%
(0.55)	$9.69	4.31%	0.61%		5.77%		0.94%		$ 73,140	237%
(0.49)	$9.81	6.47%	0.71	%(f)	6.05	%(f)	0.21	%(f)	$ 56,282	158%

VISION Group of Funds
Notes to Financial Statements
April 30, 2001

Organization

VISION Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eighteen portfolios (individually referred to as the “Fund”, or collectively as the “Funds”). The following Funds are presented herein:

Portfolio Name	Investment Objective

VISION Institutional Prime Money Market Fund (“Institutional Prime Money Market Fund”) (formerly Governor Prime Money Market Fund)(d)	Seeks current income with liquidity and stability of principal.

VISION Institutional Limited Duration U.S. Government Fund (“Institutional Limited Duration U.S. Government Fund”) (formerly Governor Limited Duration Government Securities Fund)(d)	Seeks current income with preservation of capital as a secondary objective.

(d) Diversified

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

Institutional Prime Money Market Fund is the successor to Governor Prime Money Market Fund, and Institutional Limited Duration U.S. Government Fund is the successor to Governor Limited Duration Government Securities Fund pursuant to a reorganization that took place on January 8, 2001. Prior to that date, each VISION fund had no investment operations. Accordingly, the information in these financial statements for periods prior to January 8, 2001 is historical information for the corresponding Governor Fund.

The Board of Trustees of the Governor Funds, at a meeting held on October 27, 2000, approved the liquidation of the S Shares of the Governor Prime Money Market Fund. The liquidation was effective on November 30, 2000.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation—Institutional Prime Money Market Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act. For Institutional Limited Duration U.S. Government Fund, U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed corporate bonds, and other fixed income and asset-backed securities, unlisted securities and short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”).

Repurchase Agreements—It is each Fund’s policy to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Funds along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. As required, the Institutional Limited Duration U.S. Government Fund will begin amortizing premiums and discounts on debt securities effective May 1, 2001. Prior to this date, the Institutional Limited Duration U.S. Government Securities Fund did not amortize premiums or discounts on debt securities. The cumulative effect, although not yet fully determined, will have no impact on the total net assets of the Institutional Limited Duration U.S. Government Fund.

Management does not anticipate that the adoption of the Guide will have a significant effect on the Funds’ financial statements.

Federal Taxes—It is the policy of the Funds to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

At April 30, 2001, Institutional Limited Duration U.S. Government Fund, for federal tax purposes, had a capital loss carryforward of $991,038, which will reduce the Institutional Limited Duration U.S. Government Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Institutional Limited Duration U.S. Government Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 67,802
2008	616,878
2009	306,358

$991,038

Net realized capital losses on Institutional Limited Duration U.S. Government Fund of $119,262 attributable to security transactions incurred after October 1, 2000, are treated as arising on the first day of the Fund’s next taxable year (May 1, 2001).

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Change in Fiscal Year—The Funds have changed their fiscal year end from June 30 to April 30.

Use of Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other—Investment transactions are accounted for on a trade date basis.
VISION Group of Funds

Capital Stock

At April 30, 2001, there were 1,000,000,000 shares (without par value) capital stock authorized with respect to Institutional Prime Money Market Fund; and 1,000,000,000 shares (without par value) capital stock authorized with respect to Institutional Limited Duration U.S. Government Fund. Capital paid-in for Institutional Prime Money Market Fund aggregated $186,013,303. Transactions in capital stock were as follows:

	Institutional Prime Money Market Fund
	Period Ended April 30, 2001(a)		Year Ended June 30, 2000		Year Ended June 30, 1999
	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares:

Shares sold	653,560,772	$653,561,184	981,122,385	$981,122,385	538,446,396	$538,446,396

Shares issued to shareholders in payment of distributions declared	2,727,275	2,727,275	1,779,251	1,779,251	1,410,478	1,410,478

Shares redeemed	(752,277,442)	(752,277,442)	(962,457,888)	(962,457,888)	(496,155,628)	(496,155,628)

Net change resulting from Class A Share transactions	(95,989,395)	$ (95,988,983)	20,443,748	$ 20,443,748	43,701,246	$ 43,701,246

	Institutional Prime Money Market Fund
	Period Ended April 30, 2001(a)		Year Ended June 30, 2000		Year Ended June 30, 1999
	Shares	Amount	Shares	Amount	Shares	Amount
Class S Shares:

Shares sold	4,485,728	$ 4,485,728	13,280,176	$ 13,280,176	1,059,052	$ 1,059,052

Shares issued to shareholders in payment of distributions declared	10,569	10,569	—	—	—	—

Shares redeemed	(7,972,351)	(7,972,351)	(10,489,200)	(10,489,200)	(373,975)	(373,975)

Net change resulting from Class S Share transactions	(3,476,054)	$ (3,476,054)	2,790,976	$ 2,790,976	685,077	$ 685,077

Net change resulting from share transactions	(99,465,449)	$ (99,465,037)	23,234,724	$ 23,234,724	44,386,323	$ 44,386,323

	Institutional Limited Duration U.S. Government Fund
	Period Ended April 30, 2001(a)		Year Ended June 30, 2000		Year Ended June 30, 1999
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,061,258	$10,363,021	4,176,016	$40,570,589	3,734,444	$37,267,026

Shares issued to shareholders in payment of distributions declared	65,218	635,131	45,576	442,532	15,031	149,304

Shares redeemed	(2,932,410)	(28,689,065)	(1,972,643)	(19,194,805)	(1,400,696)	(13,942,370)

Net change resulting from share transactions	(1,805,934)	$(17,690,913)	2,248,949	$21,818,316	2,348,779	$23,473,960

(a) Reflects operations for the period from July 1, 2000 to April 30, 2001.
VISION Group of Funds

Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—M&T Asset Management, a department of Manufacturers and Traders Trust Company, the Funds’ investment adviser (the “Adviser” or “M&T”), receives for its services an annual investment adviser fee equal to 0.50% of Institutional Prime Money Market Fund’s average daily net assets and 0.60% of Institutional Limited Duration U.S. Government Fund’s average net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to January 8, 2001, Martindale Andres & Company, LLC (formally Martindale Andres & Company, Inc.) acted as Investment Advisor to the Funds. Effective May 31, 2000, Governors Group Advisors, Inc. reorganized into Martindale Andres & Company, LLC (“Martindale”) a wholly owned subsidiary of Keystone Financial, Inc. with no resulting change of equal control or management. Martindale assumed all of the obligations and responsibilities of Governors Group Advisors, Inc. under the Investment Advisory Agreement with the Funds. For the services as Investment Advisor, Martindale was entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of the Funds, at the following annual percentage rates:

Fund Name	Fee Rate
Governor Limited Duration Government Securities Fund	0.60%
Governor Prime Money Market Fund	0.40

Administrative Fee—Federated Services Company (“FServ”) and M&T serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services are provided for an aggregate annual fee as specified below:

Fees Payable to FServ

Maximum Fee	Average Aggregate Daily Net Assets of the Vision Group of Funds
0.06%	on the first $2 billion

0.03%	on the next $3 billion

0.015%	in assets in excess of $5 billion

Fees Payable to M&T

Maximum Fee	Average Aggregate Daily Net Assets of the Vision Group of Funds
0.04%	on the first $5 billion

0.015%	on assets in excess of $5 billion

Prior to January 8, 2001, BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) served as Co-Administrator to the Funds. BISYS Ohio is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Funds were affiliated. Such officers were paid no fees directly by the Funds for serving as officers. Martindale served as the other Co-Administrator. Under terms of the administration agreement, BISYS Ohio and Martindale were entitled to receive from the Funds, a fee computed daily and paid monthly, based on the average daily net assets of the fund at an annual rate of 0.15%.

Transfer and Dividend Disbursing Agent and Fund Accounting Fee—FServ provides the Funds with certain administrative personnel and fund accounting services. FServ, through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the level of average aggregate net assets of the Trust for the period. FServ may voluntarily choose to waive a portion of its fee. FServ can modify or terminate this voluntary waiver at anytime at its sole discretion.

Effective November 1, 2000, State Street Bank provides financial administration and fund accounting services to the Funds for an aggregate annual fee of 0.045% of the Funds’ average daily net assets.
VISION Group of Funds

Distribution Services Fee—The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. (“FSC”), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Fund’s Shares. The Plan provides that each Fund may incur distribution expenses up to 0.25% of the average daily net assets of each Fund, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. Institutional Limited Duration U.S. Government Fund did not pay or accrue a distribution services fees during the period ended April 30, 2001 and year ended June 30, 2000.

Prior to the reorganization, Institutional Prime Money Market Fund (formerly Governor Prime Money Market Fund) incurred a distribution services fee. After the reorganization, pursuant to a contractual agreement between the Funds and FSC, Institutional Prime Money Market Fund and Institutional Limited Duration Fund have agreed not to accrue or pay a distribution services fee for a one year period ended January 8, 2002.

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with M&T, M&T may receive up to 0.25% of average daily net assets of each Fund for the period. The fee paid to M&T is used to finance certain services for shareholders and to maintain shareholder accounts. M&T may voluntarily choose to waive any portion of its fee. M&T can modify or terminate this voluntary waiver at any time at its sole discretion. Institutional Limited Duration U.S. Government Fund did not pay or accrue a shareholder services fee during the period ended April 30, 2001.

General—Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments for Institutional Limited Duration U.S. Government Fund, excluding short-term securities (and in-kind contributions), for the period ended April 30, 2001, were $81,404,252 and $62,599,674, respectively.

Federal Income Tax Information (Unaudited)

For the period ended April 30, 2001, the Institutional Limited Duration U.S. Government Fund did not designate any long term capital gain dividends.

Subsequent Event

Effective May 23, 2001, M&T Securities, Inc. replaced M&T as co-administrator, while FServ continues as the other co-administrator, under the fee schedule described in the “Administrative Fee” note above. FServ and M&T Securities, Inc. may each voluntarily choose to waive a portion of its fee, and can each modify or terminate its voluntary waiver at any time at its sole discretion.
Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of
VISION Group of Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Vision Institutional Prime Money Market Fund (formerly, Governor Prime Money Market Fund), and Vision Institutional Limited Duration U.S. Government Fund (formerly, Governor Limited Duration Government Securities Fund), (two of the portfolios constituting the Vision Group of Funds) (the “Funds”), as of April 30, 2001, and the related statements of operations, statements of changes in net assets, and financial highlights for the period from July 1, 2000 to April 30, 2001. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of operations for the year ended June 30, 2000, statements of changes in net assets for each of the two years in the period ended June 30, 2000, and financial highlights for each of the periods presented therein in the period ended June 30, 2000 were audited by other auditors whose report, dated August 15, 2000, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vision Institutional Prime Money Market Fund and Vision Institutional Limited Duration U.S. Government Fund, portfolios of the Vision Group of Funds, at April 30, 2001, and the results of their operations, the changes in their net assets, and their financial highlights for the period from July 1, 2000 to April 30, 2001, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
June 19, 2001

Trustees	Officers

Randall I. Benderson Joseph J. Castiglia John S. Cramer Mark J. Czarnecki Daniel R. Gernatt, Jr. George K. Hambleton, Jr.
Edward C. Gonzales
    Chairman and Treasurer

Carl W. Jordan
    President

Kenneth G. Thompson
    Vice President

Beth S. Broderick
    Vice President and Assistant Treasurer

C. Grant Anderson
    Secretary

Victor R. Siclari
    Assistant Secretary

Shares of the VISION Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company,
and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VISION INSTITUTIONAL PRIME MONEY MARKET FUND

VISION INSTITUTIONAL LIMITED DURATION U.S. GOVERNMENT FUND

  [VISION Group of Funds]

www.visionfunds.net • visionfunds@mandtbank.com

Mutual Fund Shareholder Services
P.O. Box 4556
Buffalo, NY 14240-4556

Cusip 92830F653

Cusip 92830F646

26470 (6/01)

Appendix

                       INSTITUTIONAL FUNDS' ANNUAL REPORT

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Vision  Institutional  Limited Duration U.S.  Government Fund,
based on a 3.00% sales load, is represented by a solid line. The Lehman Brothers
1-3 Year  Government Bond Index (the "LB1-3GB") is represented by a broken line.
The line graph is a visual  representation of a comparison of change in value of a $10,000  hypothetical  investment  in the fund and the  LB1-3GB.  The "x" axis reflects computation periods from 10/31/95 to 4/30/01. The "y" axis reflects the cost of the investment,  ranging from $9,000 to $14,000 in increments of $1,000.
The right margin reflects the ending value of the hypothetical investment in the fund, based on a 3.00% sales load, as compared to the LB1-3GB. The ending values
were   $12,769  and  $13,989,   respectively.   The  legend  above  the  graphic
presentation  indicates  the fund's  Cumulative  Total  Return  from  6/30/00 to
4/30/01  and the fund's  Average  Annual  Total  Returns  for the  one-year  and five-year  periods  ended  4/30/01  and from  the  fund's  start of  performance
(10/31/95)  to 4/30/01.  The total returns were 3.27%,  4.65%,  4.63% and 4.62%, respectively.

    COMBINED ANNUAL REPORT (FUNDS WITH CLASS A SHARES AND/OR CLASS B SHARES)

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class A Shares of the Vision  International Equity Fund, based on a 4.50% sales  load,  is  represented  by a solid  line.  The Morgan  Stanley
Capital International - Europe, Australasia and Far East Index (the "MSCI-EAFE")
is represented by a broken line. The line graph is a visual  representation of a comparison of change in value of a $10,000 hypothetical  investment in the Class
A Shares  of the  fund and the  MSCI-EAFE.  The "x"  axis  reflects  computation periods  from  2/9/99  to  4/30/01.  The  "y"  axis  reflects  the  cost  of the investment,  ranging from $9,000 to $13,000 in increments  of $1,000.  The right margin reflects the ending value of the  hypothetical  investment in the Class A
Shares of the fund,  based on a 4.50% sales load, as compared to the  MSCI-EAFE.
The ending values were $10,113 and $10,077,  respectively.  The legend above the graphic  presentation  indicates the fund's Cumulative Total Return from 6/30/00 to 4/30/01 and the fund's Class A Shares  Average  Annual Total  Returns for the
one-year period ended 4/30/01 and from the fund's start of performance  (2/9/99)
to 4/30/01. The total returns were (16.29)%, (12.61)% and 0.04%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph.  The Class B Shares of the  Vision  International  Equity  Fund is
represented by a solid line. The Morgan Stanley Capital  International - Europe,
Australasia  and Far East Index (the  "MSCI-EAFE")  is  represented  by a broken line.  The line graph is a visual  representation  of a comparison  of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the  MSCI-EAFE.  The "x" axis  reflects  computation  periods  from  1/10/01  to
4/30/01.  The "y" axis reflects the cost of the investment,  ranging from $8,500 to $11,000 in increments of $500. The right margin  reflects the ending value of the  hypothetical  investment  in the fund's  Class B Shares as  compared to the
MSCI-EAFE.  The ending values were $8,944 and $9,219,  respectively.  The legend above the graphic  presentation  indicates the fund's Class B Shares  Cumulative
Total  Return  from the  start of  performance  of Class B Shares  (1/10/01)  to
4/30/01. The total return was (10.56)%.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph.  The Class A Shares of the Vision Small Cap Stock Fund, based on a
4.50% sales load, is  represented  by a solid line.  The Russell 2000 Index (the
"Russell  2000") is  represented  by a broken  line.  The line graph is a visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment in the Class A Shares of the fund and the Russell 2000.  The "x" axis reflects  computation periods from 7/1/94 to 4/30/01.  The "y" axis reflects the cost of the investment,  ranging from $8,000 to $28,000 in increments of $4,000.
The right margin reflects the ending value of the hypothetical investment in the
Class A Shares of the fund,  based on a 4.50%  sales  load,  as  compared to the
Russell  2000.  The ending  values were $22,120 and $22,128,  respectively.  The legend  above the  graphic  presentation  indicates  the  fund's  Class A Shares
Cumulative  Total  Return from  6/30/00 to 4/30/01 and the Average  Annual Total
Returns for the one-year and five-year periods ended 4/30/01 and from the fund's start of  performance  (7/1/94) to 4/30/01.  The total  returns  were  (11.69)%,
(5.53)%, 8.04% and 12.38%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the  graph.  The  Class B  Shares  of the  Vision  Small  Cap  Stock  Fund is
represented  by a solid line.  The Russell  2000 Index (the  "Russell  2000") is represented  by a broken line.  The line graph is a visual  representation  of a comparison of change in value of a $10,000 hypothetical  investment in the Class
A Shares of the fund and the Russell  2000.  The "x" axis  reflects  computation periods  from  1/10/01  to  4/30/01.  The  "y"  axis  reflects  the  cost of the investment,  ranging  from $9,500 to $10,500 in  increments  of $250.  The right margin reflects the ending value of the  hypothetical  investment in the Class B
Shares of the fund as  compared  to the  Russell  2000.  The ending  values were
$9,767 and  $10,249,  respectively.  The legend  above the graphic  presentation indicates the fund's  Cumulative  Total Return from the start of  performance of
Class B Shares (1/10/01) to 4/30/01. The total return was (2.33)%.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph.  The Class A Shares of the Vision Mid Cap Stock  Fund,  based on a
4.50% sales load, is represented by a solid line. The Russell Midcap Value Index
(the "RMV") is  represented by a dotted line and the Standard and Poor's Mid Cap
400 Index (the "S&P Mid Cap 400") is  represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical  investment in the Class A Shares of the fund,  the RMV and the S&P
Mid Cap 400. The "x" axis reflects computation periods from 11/29/93 to 4/30/01.
The "y" axis reflects the cost of the investment, ranging from $5,000 to $35,000 in  increments  of $5,000.  The right  margin  reflects  the ending value of the hypothetical  investment  in the Class A Shares  of the  fund,  based on a 4.50%
sales load,  as compared to the RMV and the S&P Mid Cap 400.  The ending  values were $23,904,  $27,417 and $33,553,  respectively.  The legend above the graphic presentation  indicates the fund's Class A Shares  Average  Annual Total Returns for the one-year and  five-year  periods ended 4/30/01 and from the fund's start of performance  (11/29/93) to 4/30/01.  The total returns were 0.67%, 11.27% and
12.31%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class B Shares of the Vision Mid Cap Stock Fund is represented by a solid line.  The Russell Midcap Value Index (the "RMV") is represented by a dotted  line and the  Standard  and  Poor's  Mid Cap 400 Index (the "S&P Mid Cap
400") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000  hypothetical  investment in the
Class A  Shares  of the  fund,  the RMV and the S&P Mid Cap  400.  The "x"  axis reflects  computation periods from 3/15/00 to 4/30/01. The "y" axis reflects the cost of the investment,  ranging from $8,000 to $28,000 in increments of $4,000.
The right margin reflects the ending value of the hypothetical investment in the
Class B Shares of the fund as compared  to the RMV and the S&P Mid Cap 400.  The ending values were $11,072, $24,318 and $15,194,  respectively. The legend above the graphic  presentation  indicates  the fund's Class B Shares  Average  Annual
Total  Returns  for the  one-year  period  ended  4/30/01  and from the start of performance of Class B Shares (3/15/00) to 4/30/01. The total returns were 1.05%
and 9.44%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class A Shares of the Vision Large Cap Growth Fund, based on a
5.50% sales load, is  represented  by a solid line.  The Standard and Poor's 500
Index (the "S&P 500") is represented by a dotted line and the Russell 1000 Index
(the "Russell 1000") is represented by a broken line. The line graph is a visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment in the Class A Shares of the fund,  the S&P 500 and the Russell 1000.
The "x" axis reflects  computation periods from 3/20/00 to 4/30/01. The "y" axis reflects  the  cost  of the  investment,  ranging  from  $7,000  to  $13,000  in increments  of  $1,000.  The  right  margin  reflects  the  ending  value of the hypothetical  investment  in the Class A Shares  of the  fund,  based on a 5.50%
sales load, as compared to the S&P 500 and the Russell  1000.  The ending values were  $8,077,  $8,150 and  $7,763,  respectively.  The legend  above the graphic presentation  indicates the fund's Class A Shares  Average  Annual Total Returns for the one-year  period ended 4/30/01 and from the fund's start of  performance
(3/20/00)  to  4/30/01.   The  total   returns  were   (19.52)%  and   (17.41)%,
respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the  graph.  The  Class B Shares  of the  Vision  Large  Cap  Growth  Fund is
represented  by a solid line.  The Standard and Poor's 500 Index (the "S&P 500")
is represented by a dotted line and the Russell 1000 Index (the "Russell  1000")
is represented by a broken line. The line graph is a visual  representation of a comparison of change in value of a $10,000 hypothetical  investment in the Class
B Shares of the fund,  the S&P 500 and the Russell  1000.  The "x" axis reflects computation  periods from 4/6/00 to 4/30/01.  The "y" axis  reflects the cost of the  investment,  ranging from $4,000 to $14,000 in  increments  of $2,000.  The right margin  reflects the ending value of the  hypothetical  investment  in the
Class B Shares of the fund as compared to the S&P 500 and the Russell 1000.  The ending values were $7,885, $5,795 and $6,092, respectively. The legend above the graphic  presentation  indicates the fund's Class B Shares  Average Annual Total
Returns for the one-year  period ended 4/30/01 and from the start of performance of Class B Shares  (4/6/00) to 4/30/01.  The total  returns  were  (19.88)%  and
(19.94)%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph.  The Class A Shares of the Vision Large Cap Core Fund,  based on a
4.50% sales load, is  represented  by a solid line.  The Standard and Poor's 500
Index  (the "S&P  500") is  represented  by a broken  line.  The line graph is a visual  representation  of  a  comparison  of  change  in  value  of  a  $10,000 hypothetical  investment  in the Class A Shares of the fund and the S&P 500. The
"x" axis  reflects  computation  periods  from 1/1/95 to  4/30/01.  The "y" axis reflects  the  cost  of the  investment,  ranging  from  $9,000  to  $36,000  in increments  of  $4,500.  The  right  margin  reflects  the  ending  value of the hypothetical  investment  in the Class A Shares  of the  fund,  based on a 4.50%
sales  load,  as  compared to the S&P 500.  The ending  values were  $22,548 and
$30,314,  respectively.  The legend above the graphic presentation indicates the fund's  Class A Shares  Cumulative  Total  Return for the period from 6/30/00 to
4/30/01 and the Average  Annual Total  Returns for the  one-year  and  five-year periods  ended  4/30/01  and from the fund's  start of  performance  (1/1/95) to
4/30/01.  The  total  returns  were  (20.52)%,   (20.85)%,  11.13%  and  15.86%,
respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the  graph.  The  Class  B  Shares  of the  Vision  Large  Cap  Core  Fund is
represented  by a solid line.  The Standard and Poor's 500 Index (the "S&P 500")
is represented by a broken line. The line graph is a visual  representation of a comparison of change in value of a $10,000 hypothetical  investment in the Class
B Shares of the fund and the S&P 500. The "x" axis reflects  computation periods from  1/18/01 to  4/30/01.  The "y" axis  reflects  the cost of the  investment, ranging from $8,000 to $11,000 in increments of $500. The right margin  reflects the ending  value of the  hypothetical  investment  in the Class B Shares of the fund as  compared  to the S&P 500.  The ending  values  were  $8,420 and $9,299, respectively. The legend above the graphic presentation indicates the Cumulative
Total  Return  from the  start of  performance  of Class B Shares  (1/18/01)  to
4/30/01. The total return was (15.80)%.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph.  The Class A Shares of the Vision Large Cap Value Fund, based on a
5.50% sales load, is  represented  by a solid line.  The Standard and Poor's 500
Barra Value Index (the "S&P 500 BV") is  represented  by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical  investment  in the  Class A Shares of the fund and the S&P 500 BV.
The "x" axis reflects  computation periods from 9/26/97 to 4/30/01. The "y" axis reflects  the  cost  of the  investment,  ranging  from  $9,000  to  $18,000  in increments  of  $1,500.  The  right  margin  reflects  the  ending  value of the hypothetical  investment  in the Class A Shares  of the  fund,  based on a 5.50%
sales load,  as compared to the S&P 500 BV. The ending  values were  $12,499 and
$16,573,  respectively.  The legend above the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended
4/30/01 and from the fund's start of performance (9/26/97) to 4/30/01. The total returns were 6.17% and 6.41%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the  graph.  The  Class B  Shares  of the  Vision  Large  Cap  Value  Fund is
represented  by a solid line. The Standard and Poor's 500 Barra Value Index (the
"S&P  500  BV") is  represented  by a broken  line.  The line  graph is a visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment  in the Class B Shares  of the fund and the S&P 500 BV.  The "x" axis reflects computation periods from 12/10/99 to 4/30/01. The "y" axis reflects the cost of the  investment,  ranging from $9,000 to $12,000 in  increments of $500.
The right margin reflects the ending value of the hypothetical investment in the
Class B Shares of the fund as compared to the S&P 500 BV. The ending values were
$10,891 and $11,301,  respectively.  The legend  above the graphic  presentation indicates  the  fund's  Class B Shares  Average  Annual  Total  Returns  for the
one-year  period  ended  4/30/01  and from the start of  performance  of Class B
Shares  (12/10/99)  to  4/30/01.   The  total  returns  were  6.11%  and  6.33%,
respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Vision Managed Allocation Fund - Aggressive Growth, based on a
4.50% sales load, is  represented  by a solid line.  The Standard and Poor's 500
Index (the "S&P 500") is  represented  by a dotted line and the Lehman  Brothers
Aggregate  Bond Index (the "LBAB") is  represented  by a broken  line.  The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical  investment  in the fund,  the S&P 500 and the  LBAB.  The "x" axis reflects  computation periods from 2/18/99 to 4/30/01. The "y" axis reflects the cost of the investment,  ranging from $9,000 to $15,000 in increments of $1,000.
The right margin reflects the ending value of the hypothetical investment in the fund,  based on a 4.50% sales load, as compared to the S&P 500 and the LBAB. The ending values were $10,308, $10,363 and $11,880,  respectively. The legend above the graphic  presentation  indicates the fund's  Cumulative Total Return for the period  from  6/30/00 to 4/30/01 and the Average  Annual  Total  Returns for the
one-year period ended 4/30/01 and from the fund's start of performance (2/18/99)
to 4/30/01. The total returns were (11.94)%, (10.16)% and 1.14%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Vision Managed  Allocation Fund - Moderate Growth,  based on a
4.50% sales load, is  represented  by a solid line.  The Standard and Poor's 500
Index (the "S&P 500") is  represented  by a dotted line and the Lehman  Brothers
Aggregate  Bond Index (the "LBAB") is  represented  by a broken  line.  The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical  investment  in the fund,  the S&P 500 and the  LBAB.  The "x" axis reflects  computation periods from 2/4/99 to 4/30/01.  The "y" axis reflects the cost of the  investment,  ranging from $9,000 to $15,000 in  increments of $500.
The right margin reflects the ending value of the hypothetical investment in the fund,  based on a 4.50% sales load, as compared to the S&P 500 and the LBAB. The ending values were $10,471, $10,087 and $11,279,  respectively. The legend above the graphic  presentation  indicates the fund's  Cumulative Total Return for the period  from  6/30/00 to 4/30/01 and the Average  Annual  Total  Returns for the
one-year period ended 4/30/01 and from the fund's start of performance  (2/4/99)
to 4/30/01. The total returns were (7.51)%, (6.01)% and 2.08%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Vision Managed Allocation Fund - Conservative Growth, based on a 4.50% sales load, is  represented by a solid line. The Standard and Poor's 500
Index  (the  "S&P  500")  is  represented  by a dotted  line and the  Lehman
Brothers  Aggregate Bond Index (the "LBAB") is represented by a broken line. The line graph is a visual  representation  of a comparison  of change in value of a
$10,000  hypothetical  investment in the fund, the S&P 500 and the LBAB. The
"x" axis  reflects  computation  periods  from 2/3/99 to  4/30/01.  The "y" axis reflects  the  cost  of the  investment,  ranging  from  $9,000  to  $15,000  in increments  of  $1,000.  The  right  margin  reflects  the  ending  value of the hypothetical investment in the fund, based on a 4.50% sales load, as compared to the  S&P  500 and the LBAB.  The ending  values  were  $10,340,  $11,414 and
$11,880,  respectively.  The legend above the graphic presentation indicates the fund's  Cumulative  Total  Return for the period from 6/30/00 to 4/30/01 and the
Average Annual Total Returns for the one-year  period ended 4/30/01 and from the fund's start of performance (2/3/99) to 4/30/01. The total returns were (3.06)%,
(1.78)% and 1.73%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph.  The Vision New York Municipal Income Fund, based on a 4.50% sales load,  is  represented  by a solid  line.  The  Lehman  Brothers  State  General
Obligation  Bond Index (the  "LSGOB")  is  represented  by a dotted line and the
Lehman  Brothers New York  Tax-Exempt  Index (the  "LBNYTE") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000  hypothetical  investment  in the fund,  the LSGOB and the
LBNYTE. The "x" axis reflects  computation periods from 9/22/93 to 4/30/01.  The
"y" axis reflects the cost of the investment,  ranging from $8,000 to $16,000 in increments  of  $2,000.  The  right  margin  reflects  the  ending  value of the hypothetical investment in the fund, based on a 4.50% sales load, as compared to the LSGOB and the LBNYTE.  The ending values were $14,074,  $14,960 and $15,141, respectively.  The legend above the graphic  presentation  indicates  the fund's
Average  Annual  Total  Returns for the  one-year and  five-year  periods  ended
4/30/01 and from the fund's start of performance (9/22/93) to 4/30/01. The total returns were 5.13%, 4.70% and 4.60%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph.  The Vision  Pennsylvania  Municipal Income Fund, based on a 4.50%
sales load, is  represented by a solid line.  The Lehman  Brothers  Pennsylvania
1-12 Year Municipal Bond Index (the "LBP1-12MB") is represented by a dotted line and the Lehman  Brothers State General  Obligation  Bond Index (the "LBSGOB") is
represented  by a broken line.  The line graph is a visual  representation  of a comparison of change in value of a $10,000 hypothetical  investment in the fund, the LBP1-12MB and the LBSGOB.  The "x" axis  reflects  computation  periods from
10/1/96 to 4/30/01.  The "y" axis reflects the cost of the  investment,  ranging from $9,000 to $14,000 in  increments of $1,000.  The right margin  reflects the ending value of the hypothetical  investment in the fund, based on a 4.50% sales load,  as  compared to the  LBP1-12MB  and the  LBSGOB.  The ending  values were
$11,643,  $12,808  and  $13,339,  respectively.  The  legend  above the  graphic presentation  indicates the fund's  Cumulative  Total Return for the period from
6/30/00 to 4/30/01 and the Average Annual Total Returns for the one-year  period ended 4/30/01 and from the fund's start of performance (10/1/96) to 4/30/01. The total returns were 1.74%, 3.30% and 3.38%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph.  The Vision  Intermediate  Term Bond Fund,  based on a 4.50% sales load, is represented by a solid line. The Lipper  Intermediate  Investment Grade
Debt Funds  Average  (the  "LIIGDFA")  is  represented  by a broken line and the
Lehman  Brothers  Aggregate  Bond Index (the "LBAB") is  represented by a dotted line.  The line graph is a visual  representation  of a comparison  of change in value of a $10,000  hypothetical  investment  in the fund,  the  LIIGDFA and the
LBAB. The "x" axis reflects computation periods from 12/2/96 to 4/30/01. The "y"
axis  reflects  the cost of the  investment,  ranging  from $9,000 to $14,000 in increments  of  $1,000.  The  right  margin  reflects  the  ending  value of the hypothetical investment in the fund, based on a 4.50% sales load, as compared to the LIIGDFA and the LBAB.  The ending values were $12,026,  $12,910 and $13,414, respectively.  The legend above the graphic  presentation  indicates  the fund's
Cumulative  Total  Return for the period from 6/30/00 to 4/30/01 and the Average
Annual Total  Returns for the one-year  period ended 4/30/01 and from the fund's start of performance  (12/2/96) to 4/30/01.  The total returns were 3.72%, 5.38%
and 4.27%, respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Vision U.S. Government Securities Fund, based on a 4.50% sales load, is represented by a solid line. The Lehman  Brothers  Aggregate Bond Index
(the  "LBAB")  is  represented  by a broken  line.  The  line  graph is a visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment in the fund and the LBAB. The "x" axis reflects  computation  periods from  9/22/93 to  4/30/01.  The "y" axis  reflects  the cost of the  investment, ranging  from  $8,000 to  $18,000 in  increments  of  $2,000.  The right  margin reflects the ending value of the hypothetical investment in the fund, based on a
4.50% sales load,  as compared to the LBAB.  The ending  values were $14,368 and
$16,143,  respectively.  The legend above the graphic presentation indicates the fund's Average Annual Total Returns for the one-year and five-year periods ended
4/30/01 and from the fund's start of performance (9/22/93) to 4/30/01. The total returns were 6.36%, 5.82% and 4.88%, respectively.